Exhibit 10.1
SPECIFIC TERMS IN EXHIBIT A TO THIS SUBCONTRACT HAVE BEEN OMITTED
AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED.
THE OMITTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE IN EXHIBIT A
WITH FIVE ASTERISKS (*****).
SUBCONTRACT

Date: June 17,2009	Subcontractor: IES Commercial, Inc.
Project Name: USAMRIID Replacement	Address: 500 Woodlake Drive, Suite 150 Chesapeake, Virginia 23320
Address: Ft. Detrick, Maryland	Attention: Mike Valentine

Project No.: 3239	Telephone No.: 757-424-5164
Cost Code: 160.160010	Fax No.: 757-424-7145
1. Subcontractor shall perform all work and furnish and pay for all supervision, labor, materials, plans, scaffolding, tools, equipment, supplies, and anything else necessary for the construction and completion of all work described in Exhibit A, and all work incidental thereto or reasonably inferable therefrom, in strict accordance and in full compliance with the terms of the Contract Documents, as defined and described in Exhibit Al (all of which is hereinafter referred to as the “Work”).
2. Manhattan Torcon A Joint Venture shall pay Subcontractor, for the performance of the Work, subject to additions and deductions by change order or other Subcontract provisions, the total sum of: Sixty one million one hundred forty six thousand and 00/100 Dollars ($61,146,000.00). (Note: This sum includes the cost of bonds.)
3. Applications for payment shall be submitted monthly on a date to be determined by Manhattan Torcon A Joint Venture. Payments shall be made to Subcontractor within five (5) working days of receipts of payment from the Owner subject to the terms and conditions contained in the Manhattan Torcon A Joint Venture General Provisions.
4. Payment and performance bonds are required in a form attached as Exhibit B. The premium for said bonds is included within the Subcontract Price. Subcontract shall invoice bond premium at direct cost based on invoice from surety and provide proof of payment to surety.
5. Retainage shall be withheld from each pay application in the amount of 10%.
6. Subcontractor must furnish a certificate of insurance in accordance with Manhattan Torcon A Joint Venture’s Subcontractor’s Minimum Insurance Requirements attached as Exhibit C and obtain all required insurance prior to commencing its work.
7. The terms and conditions contained in the following documents, including General Provisions — Article 2.5, Indemnification, which are attached hereto, are incorporated herein by reference as if fully written out

MANHATTAN TORCON A JOINT VENTURE GENERAL PROVISION	Page(s) 1 — 13, Dated: June 17, 2009
MODIFICATIONS TO GENERAL PROVISIONS	Page(s) 1, Dated: June 29, 2009
EXHIBIT A — Scope of Subcontractor’s Work	Page(s) 1 — 7
EXHIBIT Al — Contract Documents	Page(s) 1 — 52
EXHIBIT B — Payment and Performance Bonds	Page(s) 1 — 2
EXHIBIT C — Insurance Requirements	Page(s) 1 — 14
EXHIBIT D — Miscellaneous Provisions	Page(s) 1 — 29

“Subcontractor”	“MTJV”
SUBCONTRACTOR NAME	MANHATTAN TORCON A JOINT VENTURE

/s/ MICHAEL J. CALIEL	/s/ TED M. BAKER

Signature	Signature

Michael J. Caliel	Ted M. Baker

Printed Name	Printed Name

President	Executive Vice President

Title	Title

June 30, 2009	July 9, 2009

Date:	Date:

IES COMMERCIAL, INC.
JUNE 17, 2009
MANHATTAN TORCON A JOINT VENTURE GENERAL PROVISIONS
ARTICLE 1
CONTRACT DOCUMENTS
1.1 DEFINITIONS
1.1.1 THE CONTRACT DOCUMENTS
.1 The Contract Documents consist of the Agreement between Manhattan Torcon A Joint Venture (MTJV) and the Owner (“Agreement”), General Conditions of the Contract, Supplementary and other Conditions, Exhibits, and Riders enumerated and attached to the Agreement, all addenda issued prior to and all modifications issued after execution of the Agreement, and plans and specifications.
.2 Subcontractor acknowledges and agrees that its Subcontract and the Contract Documents are adequate and sufficient to provide for the performance and completion of the Work, and include all Work, whether or not shown or specified, which reasonably may be inferred to be required for the completion of the Work in accordance with all applicable laws, codes and professional standards.
1.1.2 THE SUBCONTRACT
.1 The Subcontract represents the entire and integrated Agreement between the parties and supersedes all prior negotiations, representations or agreements, whether written or oral.
.2 The Subcontract may not be construed to create any contractual relationship of any kind between Subcontractor and Owner, between Subcontractor and Architect or between any persons or entities other than MTJV and Subcontractor.
.3 Until Subcontractor’s obligations under this Subcontract are completely fulfilled, Subcontractor agrees not to perform any Work directly for the Owner or any of its tenants, or deal directly with the Owner’s representatives in connection with the Project, unless directed in writing by MTJV.
.4 With respect to the Work covered by this Subcontract, Subcontractor shall assume all obligations, risks and responsibilities to MTJV which MTJV has assumed toward the Owner and MTJV shall have all rights and remedies with respect to Subcontractor as Owner has with respect to MTJV, in the Contract Documents, except to the extent of any conflict with the Subcontract.
1.1.3 THE WORK
     The Work of Subcontractor shall include the performing and furnishing by Subcontractor of all supervision, labor, materials, plant, scaffolding, hoisting, tools, equipment, supplies, and all other things necessary for the construction and completion of the Work, as described in its Subcontract, and all Work incidental thereto or reasonably inferable therefrom, in strict accordance and in full compliance with the terms of the Contract Documents.
1.1.4 PARTICULARIZED TERMS
.1 Unless otherwise provided, all references to “days” shall be to calendar days.
.2 The term “contractor” appearing in any of the Specification Sections or Divisions applicable to the Subcontract shall mean Subcontractor unless specifically stated otherwise herein.
.3 The term “subcontractor” shall mean any contractor, vendor or materialman who is supplying material or performing Work in connection with the Subcontract and who has a direct contractual relationship with Subcontractor.
.4 The term “lower-tier subcontractor” shall mean any subcontractor, vendor or materialman at any tier supplying material or performing Work in connection with the Subcontract.
.5 The term “subcontract” when referencing contractual arrangements between subcontractors and Subcontractor shall include purchase orders and contracts for construction, materials and/or services relating to the Project.
1.2 INTERPRETATION OF CONTRACT DOCUMENTS
1.2.1 It is the intention of the parties that all the terms of the Subcontract are to be considered as complimentary. However, in the event that such an interpretation is not possible, the order of precedence of the documents forming this Subcontract shall be (1) modifications of any documents forming part of the Subcontract; (2) the Subcontract, including attached Exhibits (unless the MTJV General Provisions or the Contract Documents impose a higher standard or greater requirement on the Subcontractor, in which case the MTJV General Provisions or the Contract Documents shall govern); (3) the MTJV General Provisions (unless the provisions of (2) apply), and (4) the Contract Documents (unless the provisions of (2) apply.)
1.2.2 In the event of a conflict between or among modifications, the later in date shall prevail. In the event of a conflict between or among the terms of the Subcontract, the higher standard or greater requirement for Subcontractor shall prevail.
1.2.3 Should inconsistencies or omissions appear in the Subcontract and/or the Contract Documents it shall be the duty of Subcontractor to timely notify MTJV in writing. Upon receipt of said notice MTJV shall instruct Subcontractor as to the measures to be taken, and Subcontractor shall comply with MTJV’s instructions. Nothing herein shall bar Subcontractors right, if any, to seek additional compensation if allowable under the Subcontract.
ARTICLE 2
SUBCONTRACTOR
2.1 SUBCONTRACTORS INVESTIGATIONS AND REPRESENTATIONS
     Subcontractor represents that it is fully qualified to perform this Subcontract, and acknowledges that prior to the execution of this Subcontract it has (a) by its own independent investigation ascertained and fully evaluated (i) the Work required by this Subcontract, (ii) the conditions and difficulties involved in performing the Work, (iii) the obligations of this Subcontract and the Contract Documents, and (iv) the nature, locality and site of the Work; and (b) verified all information furnished by MTJV or others, satisfying itself as to the correctness and accuracy of that information. Any failure by Subcontractor to investigate independently and become fully informed will not relieve Subcontractor from its responsibilities hereunder.
2.2 TIME OF PERFORMANCE
2.2.1 Subcontractor will proceed with the Work in a prompt and diligent manner, in accordance with MTJV’s schedule, as reasonably amended from time to time. Subcontractor shall be liable to MTJV for failure to adhere to MTJV’s schedule, including amendments, even if such schedules differ from schedules set forth in the Contract Documents or the time of completion called for by the Contract Documents. TIME IS OF THE ESSENCE. In agreeing to perform the Work in accordance herewith, Subcontractor has taken into account and made allowance for delays which should be reasonably anticipated or foreseeable.
2.2.2 Subcontractor shall notify MTJV in writing of any objection to any schedule or amendment thereof, within forty-eight (48) hours after receipt of such schedule or amendment. The failure by Subcontractor to object to any schedule or amendment shall constitute acceptance.
2.2.3 If requested by MTJV, Subcontractor shall submit detailed schedules for the performance of this Subcontractor’s Work, in a form acceptable to MTJV, which shall comply with all scheduling requirements of the Contract Documents and of Paragraph 2.2.1 above. MTJV may from time to time, at its sole discretion, direct Subcontractor to make reasonable modifications and revisions in such schedules.
2.2.4 Subcontractor will coordinate its Work with the Work of MTJV, other subcontractors and the Owner’s other contractors, if any, so no delays or interference will occur in completion of any part and/or all of the Project.
2.2.5 EXTENSION OF TIME SHALL BE SUBCONTRACTOR’S SOLE REMEDY FOR DELAY, INEFFICIENCIES OR LOSS OF PRODUCTIVITY INCURRED AS A RESULT OF DELAY OR AS A RESULT OF SCHEDULE AMENDMENTS.
2.3 WARRANTY
2.3.1 Subcontractor warrants to MTJV, the Owner and the Architect that all materials and equipment furnished under the Subcontract will be new unless otherwise specified, and that all Work will be of the quality required by the drawings and specifications, free from faults and defects and in conformance with the Contract Documents. Subcontractor warrants that it and its lower tier subcontractors will perform their Work and will manufacture and furnish material and equipment in a good and workmanlike manner.
2.3.2 Subcontractor further warrants its Work, materials and equipment hereunder to MTJV on the same terms, and for the same period, as MTJV warrants the Work to the Owner under the Contract Documents.
2.3.3 In addition to any specific guarantees required by the Contract Documents, or provided by law, the Subcontractor guarantees to perform the Work in a good and workmanlike manner and agrees to repair or replace all Work that may prove defective in workmanship or materials commencing on the date of issuance of substantial completion and ending one year from the date of final completion and acceptance of the Work by Owner.
2.3.4 The warranties and guarantees provided in this Paragraph 2.3 are in addition to, and not in limitation of, any other right that MTJV may have or any other warranty given by Subcontractor, and will not limit any recovery MTJV may seek, including consequential damages. Specifically, and not by limitation, the express warranty provided by Subcontractor and the lower-tier subcontractors will not limit, in any respect, the implied warranty at law of the Subcontractor for the entire Work, including a warranty for the quality of labor and materials.

2.4 SUBCONTRACTOR’S LIABILITY
2.4.1 Subcontractor hereby assumes the entire responsibility and liability for all Work, supervision, labor and materials provided hereunder, whether or not erected in place, and for all plant, scaffolding, hoisting, tools, equipment, supplies and other things provided by Subcontractor until final acceptance of the Work by the Owner, and shall at all times prosecute the Work in a good and workmanlike manner, with diligence and continuity; in the event of any loss, damage or destruction thereof from any cause. Subcontractor shall be liable therefor, and shall repair, rebuild and make good said loss, damage or destruction at Subcontractor’s cost, except to the extent of any recoveries or payments from Builders Risk or property insurance, if any, applicable to such loss, damage or destruction.
2.4.2 Subcontractor shall be liable to MTJV for all costs MTJV incurs or becomes responsible for as a result of Subcontractor’s failure to perform this Subcontract in accordance with its terms. Subcontractor’s failure to perform shall include the failure of its lower-tier subcontractors to perform. Subcontractor’s liability shall include but not be limited to (1) damages and other delay costs payable by MTJV to the Owner (including liquidated damages); (2) MTJV’s or its agents increased costs of performance, such as extended overhead and increased performance costs resulting from delays or improper Work; (3) warranty and rework costs; (4) liability to third parties; (5) excess reprocurement costs; (6) consultants’ fees; and (7) attorneys’ fees and related costs.
2.4.3 In the event that Subcontractor or any of its agents, employees, suppliers, or lower-tier subcontractors utilize any machinery, equipment, tools, scaffolding, hoists, lifts or similar items belonging to or under the control of MTJV, Subcontractor shall be liable to MTJV for any loss or damage (including personal injury or death) which may arise or result from such use, except where such loss or damage shall be due solely to the negligence of MTJV employees operating MTJV-owned or MTJV-leased equipment.
2.4.4 Subcontractor’s assumption of liability is independent from, and not limited in any manner by, the Subcontractor’s insurance coverage obtained pursuant to Article 7, or otherwise. All amounts owed by Subcontractor to MTJV as a result of the liability provisions of this Subcontract shall be paid upon demand.
2.5 INDEMNIFICATION
2.5.1 To the fullest extent permitted by law, the Subcontractor is liable for and will defend, indemnify, hold harmless and reimburse MTJV, Owner and Architect, and each officer, agent, and employee of the same, against:
(i) all claims arising out of any breach of this Subcontract by the Subcontractor, or a breach of any agreement relating to the Work or any Work done by any lower-tier subcontractor, or any negligent act, gross negligence, error or omission by Subcontractor or any lower-tier subcontractor, or any patent or copyright infringement arising out of the performance of this Subcontract by Subcontractor or any of its lower-tier subcontractors;
(ii) all liabilities, claims and demands for personal injury or bodily injury (including death) or property damage (real, personal, tangible or intangible) including injury or death to Subcontractor’s employees, together with any resulting costs, legal fees and consulting fees, arising out of or caused by any act or omission of the Subcontractor or any lower-tier subcontractor, their agents or employees;
(iii) all liens, or claims of rights to enforce liens, against the Project, Project Site or any other improvements erected on the Project Site, and claims against MTJV or its surety, if any, arising out of any Work performed or to be performed or labor, services or materials furnished or to be furnished under this Subcontract by any subcontractor or supplier, of any tier, to Subcontractor; and
(iv) all other costs, damage, expenses and liabilities (including all resulting costs, legal fees and consultant fees) for which MTJV is liable to Owner under its Agreement, or to any third party under agreements with those third parties who may be affected by construction of the Project on account of or in any way related to Subcontractor’s Work.
THIS INDEMNIFICATION APPLIES EVEN THOUGH THE MATTER TO BE INDEMNIFIED IS THE RESULT OF THE CONCURRENT NEGLIGENCE OF MTJV, OWNER AND ARCHITECT, AND THEIR EMPLOYEES, SERVANTS, AGENTS OR OTHER SUBCONTRACTORS. MTJV has a right to withhold from any payments due or to become due Subcontractor an amount which, in MTJV’s opinion is reasonable to protect MTJV from any claims or law suits subject to this indemnification paragraph. These rights are in addition to MTJV’s other legal and equitable rights. The indemnification obligation under this provision and this Subcontract, or any other indemnification obligation under any other subparagraph of this Subcontract, is not limited by a limitation on amount or type of damages, compensation or benefits payable by or for the Subcontractor, or any lower-tier subcontractor, under applicable Workers or Workmen’s Compensation Acts, Disability Benefit Acts, Employee Benefit Acts nor by any requirements for insurance, or the furnishing of insurance by Subcontractor or any lower-tier subcontractor, under this Subcontract. Subcontractor is not assuming liability for loss or damage due solely to the negligence of MTJV.
2.6 PATENTS AND ROYALTIES
     Except as otherwise provided by the Contract Documents, Subcontractor shall pay all royalties and license fees which may be due with respect to the Work. Subcontractor shall defend all suits or claims for infringement of any patent rights that may be brought against MTJV or the Owner arising out of its Work, and shall be liable to MTJV and the Owner for all loss, including all costs and expenses on account thereof.

2.7 TAXES AND PERMITS
2.7.1 Except as otherwise provided by the Contract Documents, Subcontractor agrees to pay, comply with and hold MTJV harmless from and against the payment of all Federal, state and local contributions, taxes, duties or premiums arising out of the performance of this Subcontract, and all Sales, Use or other duties or taxes of whatever nature levied or assessed against the Owner, MTJV or Subcontractor arising out of this Subcontract, including any interest or penalties. Subcontractor waives any and all claims for additional compensation because of any new contributions, duties, taxes or premiums, or any increases therein, unless payment therefor is specifically provided for in the Contract Documents.
2.7.2 Subcontractor shall obtain and pay for all permits, licenses, fees and certificates of inspection necessary for the prosecution and completion of the Work. Subcontractor shall arrange for all necessary inspections and approvals by public officials.
2.8 SUPERVISION
Subcontractor and its lower-tier subcontractors (i) shall not employ anyone to perform Work whose employment is objected to by MTJV or the Owner, (ii) shall employ skilled and competent supervisory and subordinate personnel at the jobsite at all times who are familiar with their obligations under this Subcontract, the Contract Documents and MTJV’s schedule, are capable of communicating effectively with MTJV’s Project staff and who shall perform the Work with the highest degree of skill.
2.9 CLEANUP
2.9.1 Subcontractor shall, on a daily basis, clean its Work and remove and deposit all debris resulting from or associated with its Work in a manner that will not impede either the progress of the Project or of other trades. Should Subcontractor fail to clean its Work within twenty-four (24) hours after receipt of written notice from MTJV, MTJV shall have the right to perform cleanup itself and charge Subcontractor the reasonable cost thereof, Including an allocation of the cost of cleanup not identifiable to any source. MTJV may request composite crew clean up activities in which this Subcontractor will participate, if performing Work during the period of such request.
2.9.2 Subcontractor agrees by the execution of this Subcontract, that no hazardous substances are to be discharged into or deposited at the Project. Title of such substances will remain the property of the Subcontractor and never revert to MTJV. Subcontractor will be required to properly dispose of all hazardous substances. All costs for any such disposal or reclamation operations are to be borne by the Subcontractor.
2.10 INTERFERENCE WITH WORK OF CONTRACTORS
Neither Subcontractor nor any lower-tier subcontractor will directly or indirectly cause, or induce others to cause, any interference with the Work of any contractor or subcontractor on the jobsite. In the event any lawful or unlawful strike, picketing or handbilling at the jobsite is directed at Subcontractor or any lower-tier subcontractor by any person, group or organization which causes or induces any interference with the Work of any contractor or subcontractor on the jobsite, Subcontractor shall immediately take all reasonable and necessary steps to terminate such strike, picketing or handbilling at the jobsite, including, but not limited to, removing all of Subcontractor’s (or lower-tier subcontractor’s) personnel, equipment, materials and other property from the jobsite during periods when other contractors’ and subcontractors’ employees are present on the jobsite. This Subcontract may be terminated for default in the event that Subcontractor fails to terminate any such interference with any such Work within forty-eight (48) hours of the receipt of written notice from MTJV. No time lost by Subcontractor hereunder shall excuse any failure of Subcontractor to timely perform or to meet its contractual obligations or deadlines under this Subcontract.
2.11 ASSIGNMENT AND SUBCONTRACTING
2.11.1 Subcontractor shall not assign or transfer this Subcontract, or funds due hereunder without the prior written consent of Subcontractor’s surety and MTJV. Lower-tier subcontracts are subject to the provisions of this Subcontract, and Subcontractor shall insert in Subcontractor’s subcontracts all provisions required by the Contract Documents or necessary to enable Subcontractor to comply with the terms hereof. Subcontracting by Subcontractor shall not abrogate any obligation of Subcontractor under this Subcontract.
2.11.2 Subcontractor shall, within thirty (30) days after award of this Subcontract and monthly thereafter, provide a detailed, itemized list of materials and equipment to be provided under this Subcontract along with the ultimate supplier of each material item and equipment, the supplier’s representative and phone number, and the current proposed delivery date of the material and equipment. MTJV reserves the right to review and/or approve Subcontractor’s subcontractors. Such approval will not be unreasonably withheld.
2.11.3 Subcontractor, by execution of this Subcontract, contingently assigns to MTJV all of Subcontractor’s subcontracts. The assignment of each of Subcontractor’s subcontracts shall take effect only upon both Subcontractor’s termination under either Article 9 or 10 and MTJV’s affirmative acceptance of the assignment of the specific subcontract by written notice to Subcontractor and Subcontractor’s subcontractor. MTJV shall have no liability to any of Subcontractor’s subcontractors unless and until MTJV affirmatively accepts the assignment as provided above.
2.12 APPROVALS
2.12.1 Subcontractor warrants and agrees that all requisite approvals from the Owner as to its eligibility to serve as a Subcontractor, and that approvals of all materials and performance of the Work as required by the Contract Documents, are obtainable.

2.12.2 Subcontractor shall deliver to MTJV copies of shop drawings, cuts, samples. material lists, and other submissions, including mock-ups and temporary structures, required by MTJV or the Contract Documents within sufficient time so as not to delay performance of the Project and within sufficient time for MTJV to submit the same within the time stated in the Contract Documents, whichever is earlier. Submissions shall be in strict accordance with the Contract Documents provided, however, that if Subcontractor wishes to propose a deviation from the Contract Documents, such deviation shall be clearly identified on the submission and accompanied by a letter describing in detail such deviation and the effect, if any, on Subcontractor’s Work and on the work of MTJV or any other subcontractors on the Project, and the impact on the time of performance. Requested deviations will be allowed only in accordance with the Contract Documents and when specific written approval referencing the deviation is given to Subcontractor. No general approval granted by MTJV or the Owner shall relieve Subcontractor from complying with the Contract Documents.
2.12.3 MTJV’s review or approval of any shop drawings, cuts, samples, material lists and other submissions, including mock-ups or temporary structures, shall not to any extent, under any circumstances, (i) alter the requirements of the Contract Documents for quality, quantity, finish, dimension, design or configuration; (ii) constitute acceptance by MTJV of any method, material or equipment not ultimately acceptable to the Owner; or (iii) relieve Subcontractor from responsibility for errors of any sort therein or from the necessity of furnishing any Work required by the Contract Documents which may have been omitted therefrom.
2.13 INSPECTION AND ACCEPTANCE
2.13.1 Subcontractor shall provide appropriate facilities at all reasonable times for inspection, by MTJV or the Owner, of the Work and materials provided under this Subcontract, whether at the Project site or any place where such Work or materials may be in preparation, manufacture, storage or installation. Subcontractor shall promptly replace or correct any Work or materials which MTJV or the Owner shall reject as failing to conform to the requirements of this Subcontract. If Subcontractor does not do so within a reasonable time, MTJV shall have the right to do so and Subcontractor shall be liable to MTJV for the cost thereof. If, in the opinion of MTJV, it is not expedient to correct or replace all or any part of rejected Work or materials, then MTJV, at its option, may deduct from the payments due, or to become due, to Subcontractor such amount as in MTJV’s reasonable judgment will represent (i) the difference between the fair value of the rejected Work and materials and the value thereof if it complied with this Subcontract, or (ii) the cost of correction, whichever MTJV determines is more appropriate.
2.13.2 If rejection of Work is by the Owner, or by MTJV at the request of the Owner, Subcontractor’s remedy for wrongful rejection of Work pursuant to Paragraph 2.13.1 shall be limited to MTJV’s remedy under the Contract Documents. MTJV shall be liable for any increased direct cost caused by its wrongful rejection of Work only if the Owner was not involved in any such rejection.
2.13.3 The Work shall be accepted according to the terms of the Contract Documents. Unless otherwise agreed in writing, however, entrance and use by the Owner or MTJV, shall not constitute acceptance of the Work.
ARTICLE 3
CLAIMS AND DISPUTES
3.1 DEFINITION
     A claim is a demand or assertion by one of the parties seeking, as a matter of right, adjustment or interpretation of Subcontract terms or payment of money, extension of time, or other relief with respect to the terms of the Subcontract.
3.2 TIME LIMIT ON CLAIMS
     Claims by Subcontractor must be made within forty-eight (48) hours after Subcontractor first recognizes the condition giving rise to the claim. Claims must be made by written notice to MTJV containing a complete description of the claim and circumstances thereof.
3.3 CONTINUING CONTRACT PERFORMANCE
     In the event of any dispute involving the Work, Subcontractor must proceed diligently with performance of its Work and must follow any decision by MTJV with respect to the dispute until final resolution. If Subcontractor makes a claim as provided herein, Subcontractor must continue with its Work without interruption, deficiency or delay.
3.4 ACCEPTANCE OF FINAL PAYMENT
     Acceptance of final payment for the Work by the Subcontractor constitutes a waiver of any claims except those claims identified by the Subcontractor in writing at the time of final payment.
3.5 SETTLEMENT OF DISPUTES
3.5.1 In case of any dispute between MTJV and Subcontractor in any way relating to or arising from any act or omission of the Owner, the Architect, or involving the Contract Documents, Subcontractor agrees to be bound to MTJV to the same extent that MTJV is bound to the Owner by the terms of the Contract Documents, and by any and all preliminary and final decisions or determinations made thereunder by any party, board or court so authorized in the Contract Documents or by law, whether or not Subcontractor is a party to such proceedings. In case of such dispute, Subcontractor will comply with all provisions of the Contract Documents and allow a reasonable time for MTJV to analyze and forward to the Owner any required communications or documentation sufficiently in advance of any time limits set forth in the Contract Documents. MTJV may, at its option, (1) present to the Owner in MTJV’s name, or (2) authorize Subcontractor to present to the Owner, in MTJV’s name, all of Subcontractors claims and answer the Owner’s claims involving Subcontractor’s Work. MTJV may further invoke on behalf of Subcontractor, or allow Subcontractor to invoke, those provisions in the Contract Documents for determining disputes. Nothing herein shall require MTJV to certify a claim under a contract when it cannot do so in good faith. If such dispute is prosecuted or defended by MTJV, Subcontractor at its own expense agrees to furnish all documents, statements, witnesses, and other information required by MTJV and to pay or reimburse MTJV for all costs incurred by MTJV in connection with the dispute, including attorneys’ fees. If MTJV exercises either of the options referenced above, Subcontractor agrees that it shall only recover against MTJV to the extent MTJV recovers funds from the Owner.
3.5.2 All other disputes between the parties shall be resolved by litigation, in a court of competent jurisdiction, except that MTJV may, at its sole option, require that any dispute be submitted to arbitration pursuant to the Construction Industry Rules of the American Arbitration Association except that all arbitrators shall be attorneys with at least ten (10) years experience in construction law. The election by MTJV shall be made no later than thirty (30) days following receipt of service of process of any such litigation from Subcontractor or, If the claim Is asserted by MTJV, shall be made upon the filing of a demand for arbitration by MTJV. Notwithstanding the above, MTJV shall not be deemed to have waived any right it may have to arbitrate its dispute with Subcontractor by the filing of litigation against Subcontractor and its surety.
3.5.3 If MTJV elects to arbitrate any such dispute with Subcontractor, Subcontractor consents to the joint arbitration of any dispute it might have with MTJV with the arbitration of any dispute MTJV might have with any other subcontractor of MTJV or with Owner or Architect, if MTJV should so elect.
3.5.4 In the event of litigation or arbitration of any dispute between Subcontractor and MTJV, the prevailing party shall be awarded attorneys’ fees, costs of court and such other damages as may be permitted by the Subcontract and applicable law.
3.6 MOISTURE INTRUSION AND MOLD
     The Subcontractor shall take all necessary precautions to protect, and shall be liable for any damages to, adjacent surfaces or materials caused by its Work, including, but not limited to, damages resulting from Subcontractor’s cleaning of such surfaces, failing to properly supervise or execute its Work, water or moisture intrusion caused in whole or in part by its Work. Furthermore, Subcontractor shall take all necessary precautions to protect and shall be liable for any damages to, its Work or materials caused in whole or in part by the failure to properly protect its Work or materials, including, but not limited to, failing to properly supervise or execute its Work and water or moisture damage to its Work or materials.
ARTICLE 4
CHANGES IN THE WORK
4.1 MTJV may, at anytime, unilaterally or by agreement with Subcontractor, without notice to any surety, make changes in the Work covered by this Subcontract. Any unilateral order or agreement under this Article 4 shall be in writing. Subcontractor shall perform the Work as changed without delay.
4.2 Subcontractor shall submit to MTJV any requests or claims for adjustment in the price, schedule or other provisions of the Subcontract for changes directed by the Owner, as a result of deficiencies or discrepancies in the Contract Documents, or for circumstances otherwise permitted by the Contract Documents. Said requests or claims shall be submitted in writing by Subcontractor in time to allow MTJV to comply with the applicable provisions of the Contract Documents. Subcontract adjustments shall be made only to the extent that MTJV is entitled to relief from or must grant relief to the Owner. Further, each Subcontract adjustment shall be equal only to Subcontractor’s allocable share of any adjustment in MTJV’s Contract with the Owner. Subcontractor’s allocable share shall be determined by MTJV, after allowance of MTJV’s normal overhead and profit on any recovery and MTJV’s expense of recovery, by making a reasonable apportionment, if applicable, between Subcontractor, MTJV and other subcontractors or persons with interests in the adjustment. This paragraph shall also cover other equitable adjustments or other relief allowed by the Contract Documents.
4.3 Payment on account of pending changes made by the Owner shall be made only if and when MTJV receives such payment from the Owner for Subcontractor’s changed Work. Each payment to Subcontractor on account of pending change orders shall be equal to Subcontractor’s allocable share of MTJV’s payment from the Owner for the pending change as determined by MTJV. Amounts paid on account of pending changes are provisional and not an admission of liability and shall be repaid to MTJV on demand whenever MTJV determines there has been an overpayment.
4.4 For changes ordered by MTJV independent of the Owner or the Contract Documents, Subcontractor shall be entitled to equitable adjustment in the Subcontract price. If Subcontractor considers any action or inaction by MTJV other than a formal change order to be a change, it shall so notify MTJV, in writing, within forty-eight (48) hours of said action or inaction and seek a confirmation from MTJV. Failure to comply with said confirmation procedure shall constitute a waiver of the right to compensation for the action or inaction. Change orders or changes of any kind, occurring between MTJV and Subcontractor independent of the Owner or the Contract Documents shall be performed and paid for on the basis of direct cost only, without any overhead, indirect expense or profit.
4.5 Subcontractor shall within seven (7) days of a MTJV request submit a reasonable price quotation for proposed changes. If Subcontractor does not do so and MTJV is required to submit a price quotation to the Owner which includes a proposed change to Subcontractor’s Work, MTJV shall use its best estimate of the proposed change as it affects the Subcontract in its quotation to the Owner, which estimate shall be the maximum equitable adjustment due to Subcontractor.
4.6 The payment of any incremental increase in the cost of bonds arising as a result of changes in the Work shall be the responsibility of Subcontractor and will be included as a part of Subcontractor’s price for proposed changes.

ARTICLE 5
PAYMENTS
5.1 SCHEDULE OF VALUES
5.1.1 Before the first application for payment, Subcontractor must submit to MTJV for its approval an itemized schedule of values “Schedule of Values”) allocated to the various portions of the Work prepared in such form and supported by such data to substantiate its accuracy as MTJV may reasonably require and/or as required by the Contract Documents.
5.1.2 This schedule, unless objected to by MTJV, Owner or the Architect, will be used only as a basis of Subcontractor’s applications for payment. The form of the application for payment will be as directed by MTJV and/or as required by the Contract Documents together with applicable receipted bills and payroll sheets.
5.2 APPLICATION FOR PAYMENT
5.2.1 Subcontractor must submit to MTJV an itemized application for payment, notarized, if required by applicable law or requested by Owner, supported by such data substantiating the Subcontractor’s right to payment as MTJV, Owner, or the Architect may require, including requisitions from subcontractors and sub-contractors.
5.2.2 If requested by MTJV, Subcontractor shall, as part of each request for partial payment other than the initial request, furnish claim releases and lien waivers with respect to all Work performed and materials supplied through the date of the immediately preceding request for partial payment. Prior to final payment, Subcontractor shall provide to MTJV a release of its liens and claims and all liens and claims of all persons furnishing labor and/or materials for the performance of this Subcontract, and satisfactory evidence that there are no other liens or claims whatsoever outstanding against the Work relating to this Subcontract.
5.2.3 If the Contract Documents allow partial payment for materials stored either off-site or on-site, such payments shall be made to Subcontractor in the amounts and under the standards set forth in the Contract Documents for off-site or on-site stored materials once such payments have been approved by MTJV and the Owner, but only after MTJV’s receipt of payment therefore from the Owner.
5.2.4 No partial payment shall be due Subcontractor unless and until MTJV receives payment from Owner and provided that the Work has been approved by MTJV and the Owner and provided that Subcontractor is in compliance with the terms of its Subcontract. Final payment shall not be due until Subcontractor’s Work has been completed and approved by the Owner, the entire Project is complete, all final payment prerequisites under the Contract Documents have been satisfied, satisfactory proof of payment of all amounts owed by Subcontractor in connection with this Subcontract has been provided and MTJV has been paid in full for the entire Project. Notwithstanding the above, MTJV may withhold from any partial or final payment to Subcontractor such amounts as may be allowed by the Subcontract in Paragraph 5.3. No certification of a progress payment and no partial nor final payment made to Subcontractor pursuant to this Subcontract shall constitute or imply acceptance of Work or materials.
5.2.5 If at any time any monies earned by or due to MTJV from the Owner are not paid in full, MTJV shall in its sole discretion apportion the nonpayment equitably and reduce payments otherwise due Subcontractor accordingly. Such reductions shall continue until MTJV is paid all monies due to it, provided however, if the withholdings do not relate to Subcontractor’s Work, Subcontractor shall be paid in full when MTJV’s right to recover from the Owner is finally determined or expires. Subcontractor acknowledges that this paragraph establishes a reasonable time for payment.
5.2.6 MTJV, after giving a three (3) day notice to Subcontractor, may pay all persons who have not been paid the monies due them in connection with the Subcontract, whether or not a lien has been filed, unless Subcontractor, within three days of receipt of said notice, or such shorter period of time as MTJV finds necessary to meet its obligations to the Owner (i) demonstrates that such sums are not due and (ii) provides MTJV adequate security. MTJV, without prejudice to any other right it may have, may also issue a Joint Check to Subcontractor and any lower-tier subcontractor or supplier of Subcontractor and the delivery of said Joint Check to the lower tier subcontractor or supplier shall constitute payment to Subcontractor.
5.2.7 All material and Work incorporated into the Project or for which partial payment has been made shall become the property of MTJV, or if the Contract Documents so provide, the property of the Owner; however, this provision shall not relieve Subcontractor from the sole responsibility and liability for all Work and materials for which payments have been made until final acceptance thereof by the Owner.
5.3 PAYMENTS WITHHELD
5.3.1 Notwithstanding any provision of the Subcontract to the contrary, MTJV is not obligated to make any payment to Subcontractor under the Subcontract if any one or more of the following conditions exists:
(a)	Subcontractor has failed to perform its obligations under the Subcontract or otherwise is in default under the Subcontract or the Contract Documents;

(b)	If any part of such payment is attributable to Work which is not performed in accordance with the Contract Documents; provided, however, payment will be made for the portions of the Work which have been performed in accordance with the Contract Documents;

(c)	Subcontractor or any subcontractor has failed to make payments promptly to any lower-tier subcontractor, as applicable, or to pay for material or labor used in the Work for which Subcontractor has received payment;

(d)	Subcontractor has failed to provide the revised Schedule of Values with the Application for Payment;

(e)	Subcontractor has suspended the Work other than as authorized by Owner or the Contract; or

(f)	Subcontractor has filed a voluntary petition for protection for relief under — or a petition has been filed placing Subcontractor under the protection of the bankruptcy laws of the United States and Subcontractor has not (1) notified MTJV that Subcontractor has the necessary capacity and resources to finish the Work and honor the Subcontract and will dismiss such petition and remove itself from bankruptcy protection within 90 days of the filing or (2) affirmed and had the bankruptcy court approve its obligations under this Subcontract to MTJV and evidence Subcontractor’s ability to perform this Subcontract to MTJV’s reasonable satisfaction; or

(g)	Subcontractor has failed to provide or maintain required insurance and bonds; or

(h)	MTJV determines, in good faith, that Subcontractor has breached any other agreement it might have with MTJV on any other project.
5.3.2 In the event any of the condition as outlined in Paragraph 5.3.1 exists, MTJV may withhold such funds as may be reasonably necessary to protect it from liability or compensate it for its damages; provided, however, that the exercising of the right of withholding by MTJV shall not be conclusive with respect to any liability of Subcontractor to MTJV.
ARTICLE 6
PROTECTION OF PERSONS AND PROPERTY
6.1 SAFETY OF PERSONS AND PROPERTY
6.1.1 The Subcontractor must take all reasonable precautions for the safety of, and must provide all reasonable protection to prevent damage, injury or loss to:
(a)	all Employees at the Project site or engaged in the Work and all other persons who may be affected by the Work or are in proximity to the Work;

(b)	the Work and all materials and equipment to be incorporated into the Work, whether in storage on or off the Project site, under the care, custody or control of the Subcontractor or any lower-tier subcontractors;

(c)	other property at the Project site or adjacent thereto, including all existing improvements not part of the Work, trees, shrubs, lawns, walks, pavements, roadways, structures and utilities not designated for removal, relocation or replacement in the course of construction;

(d)	the Work of MTJV, the Owner or other separate contractors; and

(e)	all tenants and visitors to the Project.
6.1.2 The Subcontractor must give all notices and comply with all applicable laws, ordinances, rules, regulations and lawful orders of any public authority bearing on the safety of persons or property or their protection from damage, injury or loss.
6.1.3 In addition to safety requirements imposed by law, Subcontractor shall comply with all safety requirements and policies imposed by MTJV or the Owner and will conduct operations in a safe manner. Subcontractor shall designate an employee to be responsible for compliance with all federal, state, and local safety and health regulations and all safety policies and requirements imposed by MTJV or the Owner. Unless the Subcontractor designates otherwise, the responsible employee shall be the Subcontractor’s jobsite supervisor. Subcontractor shall be liable to MTJV for any additional costs, including fines, which MTJV incurs as a result of Subcontractor’s failure to operate safely. MTJV may conduct safety inspections from time to time. Such inspections shall not relieve Subcontractor from its obligations to adhere to safety requirements nor shall such inspections create any liability to MTJV.
ARTICLE 7
INSURANCE
7.1 SUBCONTRACTOR’S INSURANCE
7.1.1 The Subcontractor, prior to commencing the Work, shall procure and purchase the following insurance from a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located:
(a)	Workers Compensation and Employers Liability;

(b)	Commercial General Liability (including Blanket Contractual Liability, Products and Completed Operations, Bodily Injury (including sickness, disease or death of any person other than Subcontractors employees) and Personal Injury and Broad Form Property Damage);

(c)	Commercial Auto Liability;

(d)	Umbrella Liability.
7.1.2 Such policies, with the exception of Workers Compensation, shall name MTJV, the Owner and such other parties as may be required by MTJV and/or the Contract Documents, as Additional Insured parties (CG2010 or equivalent) on a primary basis. Subcontractor shall be responsible for any deductibles or self-insured retention’s contained in the above policies both for itself and all additional insureds.
7.1.3 WORKERS COMPENSATION AND EMPLOYER’S LIABILITY INSURANCE
.1 Policy must Include (a) coverage in accordance with Workers Compensation laws of the state in which the Project is located; (b) “All States” Endorsement, (c) Employers Liability with limits as set out in ‘Exhibit C” attached to the Subcontract, and (d) a Waiver of Subrogation in favor of MTJV, the Owner, and such other parties as may be required by Contract Documents.
.2 In the event that any employee of Subcontractor or any lower tier subcontractor shall be leased, Subcontractor shall provide an Alternate Employer Endorsement naming MTJV in connection with employee leasing company Workers Compensation Insurance Policy. Such policy shall contain a Waiver of Subrogation in favor of MTJV and Owner.
7.1.4 COMMERCIAL GENERAL LIABILITY INSURANCE
.1 Coverage must be on an occurrence basis and must be in the minimum liability amounts as set forth in Exhibit “C” attached to the Subcontract. This insurance must include coverage for liabilities arising out of the Work or from Subcontractor or any of its subcontractors (at any tier) or their respective employees, agents, officers or directors (a) acts or omissions, or (b) negligence or gross negligence. Aggregate limits to apply per project.
.2 Coverage must also include contractual liability for indemnities and the contractual liability of Subcontractor under the Contract Documents, including Paragraphs 2.4 and 2.5 under these General Provisions.
7.1.5 COMMERCIAL AUTO LIABILITY INSURANCE
.1 Coverage shall include non-ownership and hired car coverage as well as owned vehicles, with minimum liability amounts as set forth in Exhibit “C” attached to the Subcontract.
.2 Coverage must include bodily injury, death of a person or persons, and property damage arising out of ownership, maintenance, or use of any motor vehicle, on or off the Work area of Project Site.
7.1.6 UMBRELLA LIABILITY INSURANCE
.1 Coverage shall be maintained in the minimum amounts as set forth in Exhibit “C” attached to the Subcontract for bodily injury and property damage.
.2 Coverage, at a minimum, must be consistent with the primary liability policy (requirements following), including, but not limited to, coverages and notice provisions and must be kept and maintained for the same time period as required for the applicable primary insurance.
7.1.7 The Contractor shall maintain all insurance until final completion of the Project except that completed operations coverage shall be maintained for at least one (1) year after the date of final completion. An additional certificate evidencing continuation of coverage for completed operations will be submitted with Subcontractors final application for payment. All applications for payment will be held and no payments made to Subcontractor until all insurance submissions are made and insurance coverage is confirmed and approved.
7.1.8 The Subcontractor will require each of its lower tier subcontractors to carry Commercial General Liability Insurance, Workers Compensation Insurance, Commercial Auto Liability and Employer’s Liability, together with such other insurance that may also be required of Subcontractor and will require that the insurance be furnished prior to the commencement of any Work, or entering into any contracts with said lower tier subcontractors, or approving contracts with any lower tier subcontractor, whichever is earliest. SUBCONTRACTOR AGREES TO INDEMNIFY, DEFEND AND HOLD MTJV AND OWNER HARMLESS FOR ANY FAILURE OF SUBCONTRACTOR OR ANY OF ITS LOWER TIER SUBCONTRACTORS TO OBTAIN THE REQUIRED INSURANCE COVERAGES.
7.1.9 No insurance coverage furnished pursuant hereto shall be changed or terminated except upon thirty (30) days advance written notice to MTJV from the carrier or the licensed agent thereof. The Subcontractor must submit to MTJV copies of insurance renewals, and in cases where previous insurance policies have been canceled, proof of new insurance.

7.1.10 All such policies of insurance shall contain an endorsement whereby the Insurance carrier agrees to waive all rights of recovery against MTJV, the Owner, and such other parties as may be required by MTJV or the Contract Documents. Subcontractor waives all rights of recovery against MTJV, the Owner and such other parties as are required by MTJV and/or the Contract Documents for losses within the scope of Subcontractor’s insurance.
7.1.11 Subcontractor’s materials, which are incorporated into the completed Project, or properly stored on the Project site, are covered by Builder’s Risk and Extended Coverage Insurance Policy containing the certain deductibles and exclusions taken out either by MTJV or the Owner. Subcontractor shall be responsible for such deductibles and exclusions or losses which are related to this Subcontractor (or pro-rated share on multi-affected contractor occurrence). It is the Subcontractor’s responsibility to evaluate the protection afforded by that policy and to carry his own Risk Insurance if so desired, against all losses not covered by said policy. A copy of said policy will be available for Subcontractor’s inspection at MTJV’s office.
7.1.12 Upon request, Subcontractor shall provide MTJV with certified copies of Insurance policies required by this Article 7.
7.1.13 The requiring of any and all insurance as set forth in these paragraphs, or elsewhere, is in addition to and not in any way in substitution for all the other protection provided under the Subcontract to MTJV, including Paragraph 2.5 (Indemnification).
7.1.14 No acceptance or approval of any insurance by MTJV will relieve or excuse the Subcontractor or the surety of any bond(s) called for under the Subcontract, from any liability or obligation imposed upon either or both of them by the provisions of the Subcontract.
ARTICLE 8
PERFORMANCE BOND AND LABOR AND MATERIAL PAYMENT BOND
8.1 PERFORMANCE BOND AND LABOR AND MATERIAL PAYMENT BOND
8.1.1 If required by the Subcontract, Subcontractor must furnish to MTJV and keep In force during the term of the Subcontract the required bonds, being both a performance bond (for the Work) and labor and material payment bond (covering the cost of the Work) guaranteeing that Subcontractor will perform its obligations under the Subcontract and will pay for all labor and materials furnished for the Work. Each bond must be issued in a form (refer to Exhibit “B”) and by a surety acceptable to MTJV, must be submitted to MTJV for approval as to form, must name MTJV as obligee and each must be in an amount equal to at least 100% of the Subcontract amount (as the same may be adjusted from time to time pursuant to the Contract), unless a greater amount is required by applicable law, in which case such greater amount will control. The Subcontractor must deliver the approved and executed bonds to MTJV upon execution of the Subcontract. In the event the surety which provided bonding becomes insolvent or fails during the term of the Subcontract, Subcontractor shall immediately replace, at its expense, the bonds with valid bonds from a new surety meeting the above requirements. Failure of Subcontractor to replace bonds would be a failure subject to the conditions defined in Article 9.1.
8.1.2 The payment bond must be issued in a form consistent with and as may be required by all applicable laws for the state in which the Project is located, such that, to the fullest extent possible at law, no liens can attach to the Project and all mechanics or materialmen’s liens filed in connection with the Work or the Project will attach only to the bonds.
8.1.3 Notwithstanding the above, and in the event that liens are filed by anyone in relation to the labor performed and/or material furnished pursuant to this Subcontract, Subcontractor agrees to have the same discharged by posting a bond with the appropriate authorities, or otherwise, within three days of notice. In the event such lien is not so discharged, MTJV may discharge the lien itself and hold Subcontractor responsible for all costs and obligations incurred.
8.1.4 If Subcontractor is not required to furnish bonds, or if MTJV desires Subcontractor to provide additional bond coverage, MTJV may, at anytime, and upon written request, instruct Subcontractor to provide, and Subcontractor shall so provide within ten (10) days, performance and payment bonds as provided in this Article 8. In this event, MTJV will reimburse Subcontractor for reasonable bond premiums.
ARTICLE 9
TERMINATION
9.1 SUBCONTRACTOR’S FAILURE TO PERFORM; TERMINATION FOR DEFAULT
9.1.1 If, in the opinion of MTJV, Subcontractor shall at any time (a) refuse or fail to provide sufficient properly skilled workers, adequate supervision or materials of the proper quality, (b) fail in any material respect to prosecute the Work according to MTJV’s current schedule, (c) cause, by any action or omission, the stoppage or delay of or interference with the Work of MTJV or of any other contractor or subcontractor, (d) fail to comply with any provision of this Subcontract or the Contract Documents, (e) make a general assignment for the benefit of its creditors, (f) have a receiver appointed, or (g) become insolvent, then, after serving three (3) days’ written notice, unless the condition specified in such notice shall have been eliminated within such three (3) days, MTJV, at its option, without voiding the other provisions of this Subcontract and without notice to the sureties and without prejudice to any other rights of MTJV under the law, may (i) take such steps as are necessary to overcome the condition, in which case the Subcontractor shall be liable to MTJV for the cost thereof (ii) terminate for default Subcontractor’s performance of all or a part of the Subcontract Work, or (iii) obtain specific performance or interlocutory mandatory injunctive relief requiring performance of Subcontractors obligations hereunder (it being agreed by Subcontractor that such relief may be necessary to avoid irreparable harm to MTJV and/or the Owner).
9.1.2 In the event of termination for default, MTJV may, at its option, (a) enter on the premises and take possession, for the purpose of completing the Work, of all materials and jobsite equipment of Subcontractor, (b) take assignment of any or all of Subcontractor’s subcontracts, and/or (c) either itself or through others complete the Work by whatever method MTJV may deem expedient. In case of termination for default, Subcontractor shall not be entitled to receive any further payment until the Work shall be fully completed and accepted by the Owner and payment in full made by the Owner. At such time, if the unpaid balance of the price to be paid shall exceed the expense incurred by MTJV, including overhead and profit, such excess shall be paid by MTJV to Subcontractor. If such amount shall exceed such unpaid balance, the Subcontractor shall pay MTJV the difference on demand.
9.1.3 If MTJV wrongfully exercises its option under Paragraph 9.1.1(i) that action shall be treated as a deductive change. If MTJV wrongfully exercises its option under Paragraph 9.1.1(ii), that termination for default shall be considered a termination for MTJV’s convenience and Subcontractor shall be entitled to the applicable compensation provided in Article 10. Subcontractor’s remedies under this Paragraph 9.1.3 shall be exclusive. Nothing herein shall bar withholdings by MTJV permitted by other provisions of this Subcontract.
ARTICLE 10
TERMINATION FOR CONVENIENCE
10.1 MTJV shall have the right to terminate for convenience Subcontractor’s performance of all or any part of the Work by providing Subcontractor with a written notice of termination for convenience, to be effective upon receipt by Subcontractor. If there has been a termination of MTJV’s Contract with the Owner, Subcontractor shall be paid the amount due from the Owner for its Work, as provided in the Contract Documents, after payment therefore by the Owner to MTJV. If MTJV’s Contract has not been terminated, Subcontractor shall be paid the reasonable value of the Work performed by Subcontractor prior to termination plus reasonable direct close-out costs, including jobsite overhead and profit on Work performed, but in no event shall Subcontractor be entitled to unabsorbed overhead, anticipatory profit or damages of any kind or nature, direct or indirect, incidental or consequential. If no Work has been performed by Subcontractor at the time of termination, Subcontractor shall be paid the sum of $100.00 for its undertaking an obligation to perform.
ARTICLE 11
LAWS, REGULATIONS AND ORDINANCES
11.1 LAWS, REGULATIONS AND ORDINANCES
11.1.1 Subcontractor shall be bound by, and at its own cost shall comply with, all Federal, state and local laws, codes, ordinances and regulations applicable to this Subcontract and the performance of the Work whether by reason of general law or by reason of provisions in the Contract Documents. Subcontractor and all lower-tier subcontractors shall be duly licensed to operate under the laws of all applicable jurisdictions.
11.1.2 Specifically and without limitation of the foregoing, Subcontractor and all lower-tier subcontractors, and all employees, servants and agents of any of them, shall comply strictly with the applicable requirements of the Occupational Safety and Health Act (OSHA) of 1970, as amended, all other applicable health and safety laws and regulations, and all laws and regulations applicable to the hiring of aliens.
11.1.3 Subcontractor agrees to provide to MTJV a copy of its Hazard Communication Program for the Project. OSHA Hazard Communication Standard 1926.59 will be aggressively enforced by MTJV.
11.1.4 Subcontractor shall be liable to MTJV and the Owner for all loss, damage, cost and expense attributable to any acts of commission or omission by Subcontractor, or any lower-tier subcontractors, and all employees, servants or agents of any of them, resulting from failure to comply with any Federal, state or local laws, codes, ordinances or regulations including, but not limited to, any fines, penalties or corrective measures.
ARTICLE 12
EQUAL OPPORTUNITY
12.1 In connection with the performance of the Work, Subcontractor agrees not to discriminate against any employee or applicant for employment because of race, religion, sex, color or national origin. The aforesaid provision shall include, but not be limited to, the following: employment, upgrading, demotion or transfer; recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and selection for training, including apprenticeship. Subcontractor agrees to post hereafter, in conspicuous places, available for employees and applicants for employment, notices prepared by Subcontractor and approved by the government, when required, setting forth the provisions of this Paragraph. Subcontractor shall permit access to its books, records and accounts by representatives of MTJV or the Owner for purposes of investigation to ascertain compliance with the provisions of this Paragraph.
12.2 Subcontractor shall include the provisions of this Paragraph in Subcontractor’s subcontracts. The requirements of this Article 12 shall be in addition to any Equal Opportunity provisions of the Contract Documents and other laws, regulations and ordinances as set forth in Article 11 above.
ARTICLE 13
ADDITIONAL TERMS AND CONDITIONS
13.1 LAYOUT AND ENGINEERING
     MTJV shall furnish bench marks and base control lines for use by all subcontractors. All layout, field engineering and field measurements required for the execution of this Subcontract shall be provided by Subcontractor.

13.2 USE OF TEMPORARY FACILITIES
     Subcontractor, except for on-site offices and fabrication plants, may share with MTJV and other subcontractors, at no charge, electrical power, OSHA standard lighting, water, and sanitation services which MTJV has available. Any additional services, including lighting, additional outlets, and/or water requirements, which Subcontractor may require for the performance of its Work or the protection of its Work, materials, and equipment from the elements and against theft and vandalism shall be Subcontractor’s responsibility.
13.3 INTERFACE AND COORDINATION
13.3.1 Subcontractor, as well as its sub-subcontractors and trades, shall cooperate and fully coordinate their Work with one another and all other subcontractors for the purpose of securing a complete Project as required by the project schedule.
13.3.2 Subcontractor shall review the critical dimensions and elevations of its Work, and verify the previous Work as to its relationship to the Subcontractors Work. The Subcontractor shall promptly submit a written statement to MTJV noting any discrepancies or unacceptable conditions prior to commencing with the Work of this Subcontract. Do not attach to or cover over any material which is not properly installed.
13.4 PROTECTION OF MATERIALS, TOOLS, EQUIPMENT
     Subcontractor shall secure and adequately protect, all materials, tools, and equipment delivered for or incorporated in the Work until the time of final acceptance by the Owner. This shall include protection from the weather and all other elements of nature, as well as any damage which may be done to same due to vandalism, theft, or any cause.
13.5 TESTS AND INSPECTIONS
     All costs associated with the failure of, or unpreparedness for, any required testing and/or inspection relating to the Work shall be the responsibility of this Subcontractor.
13.6 DAILY CONSTRUCTION REPORT
     Subcontractor is required to submit a Daily Construction Report to MTJV. The Report must include a description of the Subcontractor’s activities for the day, a work force count by trade for both the Subcontractor and sub-contractors, as well as a listing of any major deliveries. The Reports must be submitted by noon the following day.
13.7 AS-BUILT DRAWINGS/RECORD DOCUMENTS
     Subcontractor shall daily maintain an up-to-date and accurate record of all deviations from the approved drawings, specifications, and shop drawings which may occur in the Work as actually constructed, and shall submit to MTJV for submission to the Owner, at completion of the Work prior to final payment, completely corrected as-built drawings representing the actual condition of the Work for the record.
13.8 HOISTING AND SPECIAL RIGGING
13.8.1 Subcontractor is to perform all hoisting, rigging, and final placement of material and/or equipment as required for the Work.
13.8.2 Subcontractor is responsible for any and all special rigging, flagmen, spotters or other assistance necessary in connection with hoisting, as well as personnel required for off loading materials.
13.9 DRUG-FREE AND SMOKE FREE WORKPLACE PROGRAM
     Subcontractor shall adopt MTJV’s Drug-Free and Smoke Free Workplace Program, or a substantially similar program, for its own employees, agents and representatives who come onto the jobsite and shall require its lower-tier subcontractors who come onto the jobsite to do likewise. If Subcontractor, or anyone who comes onto the jobsite under an employment or other contractual arrangement with Subcontractor, whether direct or indirect, fails to enforce MTJV’s Drug-Free and Smoke Free Workplace Program, or such substantially similar program, MTJV reserves the right to bar such party from the jobsite. Any resulting damage (including damage for delay) will be the responsibility of Subcontractor. Copies of MTJV’s Drug-Free and Smoke Free Workplace Program will be made available to Subcontractor upon request.
13.10 ADVERTISING — SIGNS
     Neither Subcontractor, lower-tier subcontractors, or any of their employees shall take photographs of the Work or site, publish or display advertising matter of any description relating to the Project, or display signs at or near the Project without first obtaining the written consent of MTJV and the Owner.

ARTICLE 14
MISCELLANEOUS
14.1 NOTICES
     All notices shall be in writing addressed to the parties at the addresses set out herein, and shall be considered as delivered when postmarked if dispatched by registered or certified mall, when confirmed if sent by telegram or telecopy, when signed for when delivered by hand, and when received in all other cases.
14.2 SEVERABILITY AND WAIVER
14.2.1 The partial or complete invalidity of any one or more provisions of this Subcontract shall not affect the validity or continuing force and effect of any other provision. If any provision is invalid, in whole or in part, the provision shall be considered reformed to reflect the intent thereof to the greatest extent possible consistent with law. The failure of either party to insist, in any one or more instances, upon the performance of any of the terms, covenants, or conditions of this Subcontract, or to exercise any right herein, shall not be construed as a waiver or relinquishment of such term, covenant, condition or right with respect to further performance.
14.3 COMPLETE AGREEMENT
     This Subcontract contains the entire Agreement between the parties hereto with respect to the matters covered herein. No other agreements, representations, warranties, or other mailers, oral or written, shall be deemed to bind the parties hereto.
14.4 ACKNOWLEDGMENT OF RECEIPT
     Subcontractor acknowledges that it has received and reviewed the foregoing MTJV General Provisions. Subcontractor agrees that the terms of these General Provisions will be incorporated into, as if fully written out, any Subcontract MTJV and Subcontractor may execute in the future provided that these MTJV General Provisions are referenced in any such future Subcontract. The execution of this acknowledgment and receipt shall not confer any rights to Subcontractor unless and until a Subcontract is executed between the parties incorporating these provisions.
14.5 ADDITIONAL PROVISIONS
     Additional terms and conditions of these MTJV General Provisions are also set forth in the Rider attached hereto and incorporated herein.

“Subcontractor”	“MTJV”
IES COMMERCIAL, INC.	MANHATTAN TORCON A JOINT VENTURE

/s/ MICHAEL J. CALIEL	/s/ TED M. BAKER

Signature	Signature

Michael J. Caliel	Ted M. Baker

Printed Name	Printed Name

President	Executive Vice President

Title	Title

Date: June 30, 2009	Date: July 9, 2009

MODIFICATIONS TO SUBCONTRACT AGREEMENT BETWEEN
MANHATTAN TORCON A JOINT VENTURE AND
IES, Inc.
June 29,2009
RIDER
1.	Article 2.3.4; end of first sentence, after including, insert; “up to $1,500,000, per claim, of”.

2.	Article 2.5.1 (iv); last sentence, after liability, insert; “for consequential damages or”.

IES Commercial, Inc.	Manhattan Torcon A Joint Venture

/s/ MICHAEL J. CALIEL	/s/ TED M. BAKER

Michael J. Caliel, President	Ted M. Baker, Executive Vice President

June 30, 2009	July 9, 2009

Date	Date

EXHIBIT A
MANHATTAN -TORCON JOINT VENTURE
SCOPE OF SUBCONTRACTOR’S WORK
IES COMMERCIAL, INC
Job #: 3239 -Cost Code: 160.160010
UNITED STATES ARMY MEDICAL RESEARCH INSTITUTE OF INFECTIOUS
DISEASES (USAMRIID) — FORT DETRICK

Division One	GENERAL REQUIREMENTS, Pertinent portions thereof applicable to the Work to be performed under this Subcontract, including Commissioning;

Section 02 41 00	DEMOLITION and DECONSTRUCTION, Pertinent portions thereof applicable to the work to be performed under this Subcontract;

Section 03 31 00.00 10	CAST-IN-PLACE STRUCTURAL CONCRETE, Pertinent portions thereof applicable to the work to be performed under this Subcontract;

Section 03 31 05	CONTAINMENT CONCRETE, Pertinent portions thereof applicable to the work to be performed under this Subcontract;

Section 05 50 10.00	SPECIAL METAL FABRICATIONS, Pertinent portions thereof applicable to the Work to be performed under this Subcontract;

Section 06 10 00	ROUGH CARPENTRY, Pertinent portions thereof applicable to the work to be performed under this Subcontract;

Section 07 14 00	FLUID-APPLIED WATERPROOFING, Pertinent portions thereof applicable to the Work to be performed under this Subcontract;

Section 07 60 00	FLASHING AND SHEET METAL, Pertinent portions thereof applicable to the Work to be performed under this Subcontract;

Section 07 81 00	SPRAY-APPLIED FIREPROOFING, Pertinent portions thereof applicable to the work to be performed under this Subcontract;

Section 07 84 00	FIRESTOPPING, Pertinent portions thereof applicable to the Work to be performed under this Subcontract;

Section 07 92 00	JOINT SEALANTS, Pertinent portions thereof applicable to the Work to be performed under this Subcontract;

Section 08 39 15	PNEUMATIC AIR PRESSURE RESISTANT DOORS, Pertinent portions thereof applicable to the Work to be performed under this Subcontract;

Section 08 31 13	ACCESS DOORS, Pertinent portions thereof applicable to the Work to be performed under this Subcontract;

Section 08 71 00	DOOR HARDWARE, Pertinent portions thereof applicable to the Work to be performed under this Subcontract;

Section 08 71 01	SECURITY DOOR HARDWARE (FOUO), Pertinent portions thereof applicable to the Work to be performed under this Subcontract;

Section 09 69 13	RIGID GRID ACCESS FLOORING, Pertinent portions thereof applicable to the Work to be performed under this Subcontract;

Section 09 90 00	PAINTING AND COATINGS, Pertinent portions thereof applicable to the Work to be performed under this Subcontract;

Division 10	SPECIALTIES, Pertinent portions thereof applicable to the Work to be performed under this Subcontract;

Exhibit A, IES Commercial Inc., Scope of Work, USAMRIID Replacement	1 of 7

Division 11	EQUIPMENT, Pertinent portions thereof applicable to the Work to be performed under this Subcontract;

Division 12	FURNISHINGS, Pertinent portions thereof applicable to the Work to be performed under this Subcontract;

Division 13	SPECIAL CONSTRUCTION, Pertinent portions thereof applicable to the Work to be performed under this Subcontract;

Division 14	CONVEYING EQUIPMENT, Pertinent portions thereof applicable to the Work to be performed under this Subcontract;

Division 21	FIRE SUPPRESSION, Pertinent portions thereof applicable to the Work to be performed under this Subcontract;

Division 22	PLUMBING, Pertinent portions thereof applicable to the Work being performed under this Subcontract;

Division 23	HEATING, VENTILATING AND AIR CONDITIONING, Pertinent portions thereof applicable to the Work being performed under this Subcontract;

Division 25	INTEGRATED AUTOMATION, Pertinent portions thereof applicable to the Work being performed under this Subcontract;

Division 26	ELECTRICAL, Complete;

Division 27	COMMUNICATIONS, Pertinent portions thereof applicable to the Work being performed under this Subcontract;

Volume 9 & Div. 28	ELECTRONIC SAFETY and SECURITY SYSTEM (FOUO), Pertinent portions thereof applicable to the Work being performed under this Subcontract;

Section 31 00 00	EARTHWORK, Pertinent portions thereof applicable to the Work to be performed under this Subcontract;

Section 33 70 02.00 10	ELECTRICAL DISTRIBUTION SYSTEM, UNDERGROUND, Complete;

Section 33 82 00	TELECOMMUNICATIONS OUTSIDE PLANT (OSP), Pertinent portions thereof applicable to the Work being performed under this Subcontract;

Division 41	MATERIAL PROCESSING AND HANDLING EQUIPMENT, Pertinent portions thereof applicable to the Work being performed under this Subcontract;

Volume 7 & 8	APPENDIX A, B, & C, Pertinent portions thereof applicable to the Work to be performed under this Subcontract;
In addition to the foregoing, it is further understood and agreed that this Subcontract also includes the furnishing and installation of the below listed items regardless of whether or not they are in the above specification section(s) or any other specification section(s), or shown on the plans. Drawing and detail references are provided for reference only and are not to be considered as all inclusive of Contract Documents for the particular items referenced. This Subcontract is all-inclusive and shall contain all supervision, labor, materials, tools, and equipment to complete Subcontractor’s scope of work, and with the exception of changes requested and paid for by the owner, this subcontractor shall not submit any claims for additional costs associated with the work:
1.	General contract options included in this subcontract: 1 thru 3, 5 thru 8, 10 thru 14, 16 thru 20, 22, 23, 25, 26, 27, 30 thru 50.

2.	Compliance with and implementation of the Quality Control, Safety, Environmental Protection, and Waste Management programs applicable to the Work.

3.	Submittals including, but not limited to, product literature and catalog cuts, site-specific work plans, design calculations, mock-ups, guarantees, shop drawings, certificates, welding certificates, qualification statements,

Exhibit A, IES Commercial Inc., Scope of Work, USAMRIID Replacement	2 of 7

samples, warrantee, clerical work, administrative and reproduction requirements for the Work. This subcontract agreement is based on the Equipment and Materials specified. Provide submittals for the Containment area mock up within 30 days of award. Provide submittals with certification by a registered architect or professional engineer where required.

4.	Coordinate, document, and comply with LEED requirements including, but not limited to, low emitting material content, recycled material content, construction waste management and Local manufacturing requirements.

5.	All trash, debris, and spoils generated by the Work will be cleaned up daily, broom swept and removed to onsite dumpsters. This Subcontractor shall sort and place all materials in dumpsters as identified and required by the Waste Management Program. Violation of not pre-sorting materials shall result in the work being performed on behalf of the Subcontractor, at the Subcontractor’s expense, on premium time.

6.	Coordinate the Work with other features of the work. Provide complete, integrated, and operable systems in accordance with contract requirements.

7.	Protection of the Work and adjacent surfaces while performing the Work.

8.	Material and equipment handling for the Work including, but not limited to, transporting, unloading, distribution, storage, hoisting, rigging, and relocations as work progresses.

9.	Ladders, scaffolds, and work platforms for the Work.

10.	Task lighting for this subcontractor’s work as required.

11.	Compliance with work restrictions and site security requirements including, but not limited to off-site parking, badging of employees, and sponsoring of visitors and unbadged personnel.

12.	All trade-specific permit and inspection fees.

13.	Coordinate with regulatory agencies for connections, shut-downs, disruptions, repairs, and inspections to ensure timely performance of the Work.

14.	Cutting and patching where the need for such is caused by Subcontractor’s untimely, uncoordinated or inaccurate performance of the Work. Cutting, patching and core drilling for the Work shall include protection, concrete slurry and water containment, and clean up of all core drilling, cutting, and patching operations, in addition to restoration of the patched area.

15.	Compliance with safety requirements of both MOSHA & USACOE. All work requiring welding or burning will not commence unless a “Hot Work Permit” has been issued.

16.	Provide MTJV with a subcontracting small business plan in accordance with 00100 Section 1.5.3.f and related FAR clauses including a plan to meet subcategories. Perform required reporting on eSRS with proper MTJV contact copied on the submission. This subcontractor is aware of the goals for participation by Small Businesses and Small Disadvantaged Businesses in accordance with the Contract Documents, and has diligently provided outreach to such businesses, and will award 20% of the value of this subcontract to recognized firms in accordance with this provision. Provide evidence of outreach in obtaining this goal.

17.	Provide all labor, material and equipment to accomplish the related requirements of Volume 9: Security specifications and the security drawings associated with the Work.

18.	Provide temporary power, lighting, re-lamping, re-ballasting and replacement of defective Work required to support the construction of the project, including, but not limited to, power, lighting, equipment hook-up, tower crane connection, welder connections, hoisting connections and other hook-ups related to supporting the Work. Temporary power and lighting shall be removed once the permanent systems are available for use. Provide tie-in to permanent power site system on premium time. Coordinate with MTJV, the Owner, and Fort Detrick for requirements for tie in.

19.	Provide electrical and communication service and distribution for MTJV’s and Owner’s on site trailer complexes. Provide power, lighting, receptacles, phone, and data requirements for these complexes, including maintenance, re-lamping, re-ballasting, etc. as required through the life of the project. NOTE: Communications for the field offices is part of the base contract electrical work, and not part of the Communications alternate pricing. Provide connections from the Utilidor Power Project to transfer the temporary power initially serving the project to the Utilidor Power once the Utilidor work can support the temporary or permanent service.

20.	A full scale mock up of a High Containment area shall be constructed on site, and shall be ready for review by the Owner no later than December 7, 2009. This subcontractor has included all costs to complete the mock up,

Exhibit A, IES Commercial Inc., Scope of Work, USAMRIID Replacement	3 of 7

for the related scope of work and components included herein. Provide other mock-ups and samples that interface the work with other features of work.

21.	Provide 3 dimensional electronic drawings for utility coordination in the Containment areas. Provide hard copies and electronic files to the Containment Coordinator, for electronic coordination of the Containment area. The software for the electronic drawings shall be as determined by the Containment Coordinator.

22.	Complete all required documentation for commissioning and shall provide required labor to operate all equipment and systems related to start up, testing, training, demonstration, and commissioning.

23.	Arrange for all inspections, tests, fees, permits and licenses and file all plans or other data required in connection with this work in accordance with all codes, regulations, and ordinances required.

24.	The following records, as a minimum, must be kept by the Subcontractor on site:
a.	Record documents of the Work.

b.	Complete operation and maintenance manuals.

c.	Other documents required by the contract and specifically section 01 72 00.
These records are subject to regular audit by MTJV and the Owner. At the completion of the project and prior to final payment the above documents as well as CAD record documents are to be indexed and provided to MTJV and the Owner.

25.	Provide all seismic supports, bracing, connections, vibration isolation, including submittals. Provide inspection documentation and certifications that systems have been installed in accordance with the special inspection seismic requirements

26.	Participate in the development of the CPM schedule for the project with cost-loaded activities for the Work. The schedule shall be updated monthly, for the work included herein, as a pre-requisite for approval of progress payments.

27.	Full-time on-site Project Manager and Superintendent for the full duration of the project. Both the Project Manager and Superintendent shall have the authority to commit resources and make commitments on behalf of the subcontractor. The Superintendent shall have authority and responsibility for all work performed under this subcontract including supervision of all craft and foreman and subcontractors. This subcontractor shall also provide a full-time Quality Control (QC) individual that will perform the duties as required by the specifications. The QC individual can have other duties. Provide additional exclusive project management and supervision for communications and security systems installations if alternates are accepted.

28.	Coordination drawings and participation in coordination meetings for coordination and interfacing of MEP work, Laboratory Work and all other features of work. Provide complete, integrated, and operable systems in accordance with contract requirements.

29.	Layout, coordinate, furnish and install sleeves and other penetrations for the Work, including the development and submittal of the sleeve layout in compliance with the special details for Containment area. Provide escutcheons, caulking, and sealants, associated with the Work.

30.	All rough-ins and connections to equipment furnished by others, including advance coordination to assure service is provided in accordance with manufacturers’ requirements and a complete installation.

31.	Provide equipment data information per section 01 00 00 paragraph 1.7 and Tagging and submittal requirements per 01 20 00 for all furnished equipment installed by this Subcontractor, at the time of installation and commissioning with appropriate tagging.

32.	Provide all layout from vertical and horizontal control lines.

33.	Electrical site work complete; including but not limited to, site lighting, site concrete for light foundations and pole bases, camera pole bases, electrical, communications, security and cable TV duct banks. This includes, but is not limited to, test pits, layout, saw cutting, trenching, excavation, backfill, concrete, rebar, manholes, hand holes, gratings, accessories, pull boxes, frames and covers, direct buried cables, and anchor bolts. Protect excavated soil for re-use as backfill. Provide suitable backfill if none available on-site. Spoils shall be loaded and placed at an on-site stockpile for disposal by others. All exposed concrete shall have a rubbed finish acceptable to the owner.

34.	Provide shop drawings with coordinated size and locations for housekeeping pads. Provide layout for all housekeeping pads.

35.	Firestopping, smoke sealing, and fire sealants for all penetrations associated with the work.

Exhibit A, IES Commercial Inc., Scope of Work, USAMRIID Replacement	4 of 7

36.	Perform grouting of all work and equipment.

37.	Connection of all heat tracing, heat trace control and alarm panels, including site piping tracing and temporary utility piping heat tracing.

38.	Provide cathodic protection for engineered piping systems, coordinated with the Mechanical Subcontractor and/or Utility door Contractor.

39.	All miscellaneous brackets, clips, framing, blocking, inserts, racks, and accessories required for supporting electrical work. Where supports are to be mounted on fireproofed members, the Subcontractor shall assure that the mounting hardware is in place prior to fireproofing and provide the protection of the Work from the fireproofing Work. When hangers and supports are installed after the application of the spray fireproofing, this Subcontractor shall scrape and remove the spray fireproofing as required for the attachment of the hanger or support. This subcontractor shall be responsible for the repair and the applicable costs associated with the patching.

40.	Coordinate the Work with the sequencing and progression of the building installation to ensure that the Work is able to fit through the permanent openings and doors without any leave outs. If a leave-out cannot be avoided, provide a written listing of the locations, equipment type, equipment size, location and proposed pathway by September 30, 2009.

41.	Provide special supports required for all fixtures and equipment not indicated on the structural drawings, including but not limited to support for custom light fixtures (see E3.05).

42.	Provide raceways and cable tray for communications and security system throughout the facility outside of communication rooms. In addition, specifically provide raceways, cabletray, backboxes and coordination, for BMS, communication systems, and security systems in the High Containment BSL-4 Area as indicated.

43.	Provide maintenance, operation and extended warranty requirements to use the permanent systems to support the completion of the project, including re-lamping and ballast replacement where required.

44.	Provide the emergency power system, equipment, and generator set complete, including exhaust piping, muffler, fuel lines, and testing, test fuel, and refilling of the fuel prior to turn over to the Owner. Provide maintenance and extended warranties to comply with the Contract Documents. Allow for periodic exercising of the generator during commissioning.

45.	Receive, store, mount and connect VFD’s including support structure design and support installation.

46.	Install loose motor starters, disconnects and fuses provided with other features of work. Provide loose motor starters, disconnects and fuses not provided by other features of work as indicated on the electrical drawings.

47.	Provide grounding system including testing, excavation, backfill, connections to structure, foundations, equipment, access flooring, and site equipment.

48.	Provide conduits, pathways and raceways for the security feature of work. Include exterior excavations, conduits, backfill, and concrete foundations for exterior cameras, light poles and card readers to support the security requirements.

49.	Provide fire pump service ductbanks, electrical service, panel installation power, lighting, fire alarm, communication and security rough-ins and connections.

50.	Provide fire alarm system complete, including under floor system in rooms Room Nos. 5SA210 and 3SA401 per specification section 09 69 13.

51.	Provide lightning protection system complete, including protection of exhaust stacks and roof equipment. Coordinate mounting details with the Roofing Subcontractor, and provide all required sealants, special mounting hardware, or other components as required, with the exception of roof flashing or boots.

52.	Provide potting of all conduit and raceways, for all complete systems included in this scope of work.

53.	Provide conduit for BMS, Security, and Communications systems within the BSL-4 Containment areas in addition to conduit required for Division 26.

54.	Provide empty conduit for control tubing for APR Door System per details A3 & A5/P5.06. Coordinate conduit locations and configuration with all associated Subcontractors. Provide electrical back boxes, conduit, raceways for all electronic door hardware.

55.	Furnish, coordinate and lay out access doors for all components being provided and requiring access.

56.	Provide raceways and wiring for elevator, fire pump, sump pumps, and similar status panels as required by the contract documents.

Exhibit A, IES Commercial Inc., Scope of Work, USAMRIID Replacement	5 of 7

57.	Provide adequate and supplemental lighting as required to facilitate owner review and approval of architectural mock ups.

58.	All identification including, but not limited to, painting, labeling, identification markers and nameplates, including color coding requirements for fire alarm and high voltage conduit systems.

59.	Provide touch up paint and galvanizing touch up where required.

60.	Factory and field testing, including independent acceptance testing, start up, demonstration and training.

61.	Conduit, back boxes, wiring, and terminations, including but not limited to pathways, sequencing and coordination of the Work with the systems furniture, lab casework, fume hoods, millwork and specialty equipment.

62.	Power, control wiring, transformers, connection and mounting of control panels for electrically operated equipment including, but not limited to, overhead doors, projection screens, door operators, sensor operated flush valves, roller shades, loading dock levelers, Monorails, and similar equipment.

63.	Provide power to BAS control panels.

64.	Provide UPS components and system complete.

65.	Conduit, back boxes, wiring, and terminations, including low voltage connections for door hardware.

66.	Provide fire treated plywood backboards where required for all equipment.

67.	Cut and make safe any existing power utilities required to facilitate the demolition or relocation of existing structures. Include the removal of site poles, lighting and the transformer noted on the civil demolition drawings.

68.	Provide conduit and rough-ins for animal watering systems, mount and connect panels. Coordinate the installation requirements with the Division 22 Subcontractor.

69.	The penal sum of the bonds will be required in incremental values, totaling the Subcontract amount (as the same may be adjusted from time to time pursuant to the Subcontract), as follows: (1) fifty percent (50%) of the Subcontract amount at the time of execution of the Subcontract, (2) twenty-five percent (25%) of the Subcontract amount in July 2010 and (3) twenty-five percent (25%) of the Subcontract amount in July 2011. In addition, upon execution of the Subcontract, Subcontractor shall provide a written commitment from the surety that it will provide a Consent of Surety in the additional amounts required at the times stated above.
EXCLUSIONS:
1.	Interior concrete house keeping pads

2.	Concrete foundation for generator

3.	Animal Watering System

Exhibit A, IES Commercial Inc., Scope of Work, USAMRIID Replacement	6 of 7

OPTIONS/UNIT PRICES:
At the option of the MTJV, and upon written authorization by the MTJV, Subcontractor will ADD/DEDUCT the following items of work at the specified price. Prices are complete for furnish and install including all taxes, general conditions, overhead and fee.

1.	Delete Payment and Performance Bond	DEDUCT	$	*	****
2.
Provide for a credit (subject to final audit) for the Contractor Controlled Insurance Program (CCIP) being administered by Rooney Insurance Agency for the Project. The insurance coverage to be provided by MTJV under the CCIP is as described in Exhibit C. Change proposal pricing will include Subcontractors applicable insurance values with a breakout for the value in the change proposal.
		DEDUCT	$	*	****
3.	Delete excavation and backfill	DEDUCT	$	*	****
4.	Delete ductbank (conduit, concrete)	DEDUCT	$	*	****
5.	Delete architectural exposed caulking and sealing	DEDUCT	$	*	****
6.	Delete firestopping and fire sealants	DEDUCT	$	*	****
7.	Delete the requirement to provide cathodic protection	DEDUCT	$	*	****
8.	Delete communications for office trailer complexes	DEDUCT	$	*	****
9.	Delete conduit for BMS in the BSL-4 High Containment Area	DEDUCT	$	*	****
10.	Delete presorting requirement for construction waste	DEDUCT	$	*	****
11.	Add Division 27 Communications (complete)	ADD	$	*	****
12.	Add Section 28 20 01.00 10 Electronic Safety and Security (Complete)	ADD	$	*	****
CONTRACT DOCUMENTS
1.	The Subcontract (including all attached and referenced Exhibits).

2.	The Agreement between the MTJV and the Owner “Agreement”) in its entirety including all referenced and included terms and conditions.

3.	Exhibits enumerated and attached to the Agreement.

4.	All Amendments issued prior to and all modifications issued after execution of the Agreement.

5.	Alternates as selected and incorporated herein.

6.	Unit Prices.

7.	Plans and Specifications as follows:

Exhibit A, IES Commercial Inc., Scope of Work, USAMRIID Replacement	7 of 7

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE

CIVIL
C0.011	Cover Sheet-Civil/Landscaping-Phase 1	1/19/09
C0.021	Index of Drawings-Civil/Landscaping-Phase 1	1/19/09
C0.031	Overall Site Access Plan	10/31/08
V1.100	Survey Plan-Overall -Phase 1	9/19/08
V1.101	Survey Area 1-Phase 1	9/19/08
V1.102	Survey Area 2-Phase 1	9/19/08
V1.103	Survey Area 3-Phase 1	9/19/08
V1.104	Survey Area 4-Phase 1	9/19/08
V1.105	Survey Area 5-Phase 1	9/19/08
VI. 106	Survey Area 6-Phase 1	9/19/08
V1.107	Survey Area 7-Phase 1	9/19/08
V1.108	Survey Area 8-Phase 1	9/19/08
V1.109	Survey Area 9-Phase 1	9/19/08
V1.109A	Survey Area 9A-Phase l	9/19/08
C1 .000	Overall Demolition Plan-Phase 1	9/19/08
C1 .001	Demolition Plan Area 1-Phase 1	9/19/08
C1 .002	Demolition Plan Area 2-Phase 1	9/19/08
C1.003	Demolition Plan Area 3-Phase 1	9/19/08
C1.004	Demolition Plan Area 4-Phase 1	9/19/08
C1.005	Demolition Plan Area 5-Phase 1	9/19/08
C1.006	Demolition Plan Area 6-Phase 1	9/19/08
C1.007	Demolition Plan Area 7-Phase 1	9/19/08
C1.008	Demolition Plan Area 8-Phase 1	9/19/08
C1.009	Demolition Plan Area 9-Phase 1	9/19/08
C1.020	Overall Utility Demolition/ Relocation Plan-Phase 1	10/31/08
C1 .021	Utility Demolition/Relocation Plan Area 1-Phase 1	9/19/08
C1.022	Utility Demolition/Relocation Plan Area 2-Phase 1	9/19/08
C1 .023	Utility Demolition/Relocation Plan Area 3-Phase 1	9/19/08
C1.024	Utility Demolition/Relocation Plan Area 4-Phase 1	9/19/08
C1.025	Utility Demolition/Relocation Plan Area 5-Phase 1	9/19/08
C1.026	Utility Demolition/Relocation Plan Area 6-Phase 1	9/19/08
C1.027	Utility Demolition/Relocation Plan Area 7-Phase 1	9/19/08
C1 .028	Utility Demolition/Relocation Plan Area 8-Phase 1	10/31/08
C1.029	Utility Demolition/Relocation Plan Area 9-Phase 1	9/19/08
C1.029A	Utility Demolition/Relocation Plan Area 9A-Phase 1	10/31/08
C1.037	Overall Utility Demolition and Relocation Plan	9/19/08
C1.100	Overall Site Plan-Phase 1	10/31/08
C1.101	Site Plan Area l-Phase 1	9/19/08
C1.102	Site Plan Area 2-Phase 1	9/19/08
C1.103	Site Plan Area 3-Phase 1	9/19/08
C1.104	Site Plan Area 4-Phase 1	9/19/08
C1.105	Site Plan Area 5-Phase 1	9/19/08
C1.106	Site Plan Area 6-Phase 1	9/19/08
C1.107	Site Plan Area 7-Phase 1	9/19/08
C1.108	Site Plan Area 8-Phase 1	9/19/08
C1.109	Site Plan Area 9-Phase 1	9/19/08
C1.200	Overall Grading Plan-Phase 1	9/19/08
C1.201	Grading Plan Area 1-Phase 1	9/19/08
C1.202	Grading Plan Area 2-Phase 1	9/19/08
C1.203	Grading Plan Area 3-Phase 1	9/19/08
C1.204	Grading Plan Area 4-Phase 1	9/19/08
C1.205	Grading Plan Area 5-Phase 1	9/19/08
C1.206	Grading Plan Area 6-Phase 1	9/19/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	1 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
C1.207	Grading Plan Area 7-Phase 1	9/19/08
C1.208	Grading Plan Area 8-Phase 1	9/19/08
C1.209	Grading Plan Area 9-Phase 1	9/19/08
C1.209A	Grading Plan Area 9A-Phase 1	10/31/08
C2.100	Site Enlargement Plan	9/19/08
C2.101	Site Enlargement Plan	9/19/08
C2.102	Site Enlargement Plan	9/19/08
C2.103	Site Enlargement Plan	9/19/08
C2.104	Site Enlargement Plan	9/19/08
C2.105	Site Enlargement Plan	9/19/08
C2.106	Site Enlargement Plan	10/31/08
C3.000	Details-Phase 1	9/19/08
C3.001	Details-Phase 1	10/31/08
C3.002	Details-Phase 1	10/31/08
C3.003	Details-Phase 1	10/31/08
C3.020	Site Details	9/19/08
C3.021	Site Details	9/19/08
C3.022	Site Details	10/31/08
C3.023	Site Details-Logistics Dock Ramp-Section Elevations	9/19/08
C3.024	Site Details-Logistics Dumpster Dock-Section Elevations	9/19/08
C3.025	Site Details-Logistics Dumpster Dock-Section Elevations	9/19/08
C3.026	Site Details	9/19/08
C3.028	Site Details-Logistics Dock Section Elevations	9/19/08
C3.029	Site Details-Logistics Dock Section Elevations	9/19/08
C5.100	Overall Site Utility Plan-Phase 1	10/31/08
C5.101	Site Utility Plan Area 1-Phase 1	10/31/08
C5.102	Site Utility Plan Area 2-Phase 1	10/31/08
C5.103	Site Utility Plan Area 3-Phase 1	10/31/08
C5.104	Site Utility Plan Area 4-Phase 1	10/31/08
C5.105	Site Utility Plan Area 5-Phase 1	10/31/08
C5.106	Site Utility Plan Area 6-Phase 1	10/31/08
C5.107	Site Utility Plan Area 7-Phase 1	10/31/08
C5.108	Site Utility Plan Area 8-Phase 1	10/31/08
C5.109	Site Utility Plan Area 9-Phase 1	10/31/08
C5.109A	Site Utility Plan Area 9A-Phase 1	9/19/08
C5.200	Site Sanitary Profiles-Phase 1	10/31/08
C5.201	Site Sanitary Profiles-Phase 2	10/31/08
C5.400	Site Fire and Domestic Water Profiles-Phase 1	10/31/08
C5.500	Storm Water Profiles-Phase 1	10/31/08
C5.501	Storm Water Profiles-Phase 2	10/31/08
C7.100	Overall Soil Erosion and Sediment Control Plan-Phase 1	1/12/09
C7.100DA	Overall Soil Erosion and Sediment Control Plan-Drainage Area Map-Phase 1	1/12/09
C7.101	Soil Erosion and Sediment Control Plan Area 1-Phase 1	1/12/09
C7.102	Soil Erosion and Sediment Control Plan Area 2-Phase 1	1/12/09
C7.103	Soil Erosion and Sediment Control Plan Area 3-Phase 1	1/12/09
C7.104	Soil Erosion and Sediment Control Plan Area 4-Phase 1	1/12/09
C7.105	Soil Erosion and Sediment Control Plan Area 5-Phase 1	1/12/09
C7.106	Soil Erosion and Sediment Control Plan Area 6-Phase 1	1/12/09
C7.107	Soil Erosion and Sediment Control Plan Area 7-Phase 1	1/12/09
C7.108	Soil Erosion and Sediment Control Plan Area 8-Phase 1	1/12/09
C7.108A	Soil Erosion & Sediment Control Plan-Area 8A Phase	1/19/09
C7.109	Soil Erosion and Sediment Control Plan Area 9-Phase 1	1/12/09
C7.109A	Soil Erosion and Sediment Control Plan Area 9A-Phase 1	1/12/09
C7.120	Soil E&S Notes and Details-Phase 1	1/12/09
C7.121	Soil E&S Notes and Details-Phase 2	1/12/09
C7.122	Storm Water Management-Phase 1	1/12/09
L1.100	Overall Landscape Plan-Phase 1	9/19/08
L1.101	Landscape Plan Area 1-Phase 1	9/19/08
L1.102	Landscape Plan Area 2-Phase 1	9/19/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	2 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
L1.103	Landscape Plan Area 3-Phase 1	9/19/08
L1.104	Landscape Plan Area 4-Phase 1	9/19/08
L1.105	Landscape Plan Area 5-Phase 1	9/19/08
L1.106	Landscape Plan Area 6-Phase 1	9/19/08
L1.107	Landscape Plan Area 7-Phase 1	9/19/08
L1.108	Landscape Plan Area 8-Phase 1	9/19/08
L1.109	Landscape Plan Area 9-Phase 1	9/19/08
L1.109A	Landscape Plan Area 9A-Phase 1	9/19/08
L3.001	Landscape Details	9/19/08
L3.002	Landscape Details	9/19/08
L3.003	Landscape Details-Planting Schedule	9/19/08
L3.004	Landscape Details-Planting Schedule	9/19/08
B1.001	Subsurface Exploration Logs and Notes	9/19/08
B1.002	Subsurface Exploration Logs	9/19/08
B1.003	Subsurface Exploration Logs	10/31/08
C0.011	Cover Sheet-Civil/Landscaping-Phase 2	10/31/08
C0.021	Index of Drawings-Civil/Landscaping-Phase 2	10/31/08
C0.031	Overall Site Access Plan	10/31/08
V1.100	Survey Plan-Overall-Phase 2	9/19/08
V1.110	Survey Area 10-Phase 2	9/19/08
V1.111	Survey Area 1l-Phase 2	9/19/08
V1.112	Survey Area 12-Phase 2	9/19/08
V1.113	Survey Area l3-Phase 2	9/19/08
V1.114	Survey Area l4-Phase 2	9/19/08
V1.115	Survey Area 15-Phase 2	9/19/08
V1.116	Survey Area 16-Phase 2	9/19/08
C1.000	Overall Demolition Plan-Phase 2	9/19/08
C1.010	Demolition Plan Area 10-Phase 2	9/19/08
C1.011	Demolition Plan Area 11-Phase 2	9/19/08
C1.012	Demolition Plan Area 12-Phase 2	9/19/08
C1.013	Demolition Plan Area 13-Phase 2	9/19/08
C1.014	Demolition Plan Area 14-Phase 2	9/19/08
C1.015	Demolition Plan Area 15-Phase 2	9/19/08
Cl.016	Demolition Plan Area 16-Phase 2	9/19/08
C1.020	Overall Utility Demolition and Relocation Plan-Phase 2	10/31/08
C1.030	Utility Demolition/Relocation Plan Area 10-Phase 2	9/19/08
C1.031	Utility Demolition/Relocation Plan Area 11-Phase 2	9/19/08
C1.032	Utility Demolition/ Relocation Plan Area 12-Phase 2	10/31/08
C1.033	Utility Demolition/ Relocation Plan Area 13-Phase 2	10/31/08
C1 .034	Utility Demolition/ Relocation Plan Area 14-Phase 2	10/31/08
C1 .035	Utility Demolition/ Relocation Plan Area 15-Phase 2	10/31/08
C1 .036	Utility Demolition/ Relocation Plan Area 16-Phase 2	10/31/08
C1.100	Overall Site Plan-Phase 2	9/19/08
C1.110	Site Plan Area 10-Phase 2	9/19/08
C1.111	Site Plan Area 11-Phase 2	9/19/08
C1.112	Site Plan Area 12-Phase 2	9/19/08
C1.113	Site Plan Area 13-Phase 2	9/19/08
C1.114	Site Plan Area 14-Phase 2	9/19/08
C1.115	Site Plan Area 15-Phase 2	9/19/08
C1 116	Site Plan Area 16-Phase 2	9/19/08
C1.200	Overall Grading Plan-Phase 2	9/19/08
C1.210	Grading Plan Area 10-Phase 2	9/19/08
C1.211	Grading Plan Area 11-Phase 2	9/19/08
C1.212	Grading Plan Area 12-Phase 2	9/19/08
C1 .213	Grading Plan Area 13-Phase 2	9/19/08
C1.214	Grading Plan Area 14-Phase 2	9/19/08
C1 .215	Grading Plan Area 15-Phase 2	9/19/08
C1 .216	Grading Plan Area 16-Phase 2	9/19/08
C2.105	Site Enlargement Plan	9/19/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	3 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
C2.106	Site Enlargement Plan	9/19/08
C3.000	Details-Phase 2	9/19/08
C3.001	Details-Phase 2	10/31/08
C3.002	Details-Phase 2	10/31/08
C3.003	Details-Phase 2	10/31/08
C3.020	Site Details	9/19/08
C3.021	Site Details	9/19/08
C3.022	Site Details	10/31/08
C3.027	Site Details	9/19/08
C5.100	Overall Site Utility Plan-Phase 2	10/31/08
C5.110	Site Utility Plan Area 10-Phase 2	10/31/08
C5.111	Site Utility Plan Area 11-Phase 2	10/31/08
C5.112	Site Utility Plan Area 12-Phase 2	10/31/08
C5.113	Site Utility Plan Area 13-Phase 2	10/31/08
C5.114	Site Utility Plan Area 14-Phase 2	10/31/08
C5.115	Site Utility Plan Area 15-Phase 2	10/31/08
C5.116	Site Utility Plan Area 16-Phase 2	10/31/08
C5.510	Stormwater Profiles-Phase 2	9/19/08
C5.511	Stormwater Profiles-Phase 2	9/19/08
C7.100	Overall Soil Erosion and Sediment Control Plan-Phase 2	10/31/08
C7.110	Soil Erosion and Sediment Control Plan Area 10-Phase 2	10/31/08
C7.111	Soil Erosion and Sediment Control Plan Area 11-Phase 2	10/31/08
C7.112	Soil Erosion and Sediment Control Plan Area 12-Phase 2	10/31/08
C7.113	Soil Erosion and Sediment Control Plan Area 13-Phase 2	10/31/08
C7.114	Soil Erosion and Sediment Control Plan Area 14-Phase 2	10/31/08
C7.115	Soil Erosion and Sediment Control Plan Area 15-Phase 2	10/31/08
C7.116	Soil Erosion and Sediment Control Plan Area 16-Phase 2	10/31/08
C7.130	Soil E&S Notes and Details-Phase 2	10/31/08
C7.131	Soil E&S Notes and Details-Phase 2	10/31/08
C7.132	Stormwater Management Phase 2	10/31/08
L1.100	Overall Landscape Plan Phase 2 Landscape Plan Area 10-Phase 2	9/19/08
L1.110	Landscape Plan Area 10 Phase 2	9/19/08
L1.111	Landscape Plan Area l1 Phase 2	9/19/08
L1.112	Landscape Plan Area 12-Phase 2	9/19/08
L1.113	Landscape Plan Area 13-Phase 2	9/19/08
L1.114	Landscape Plan Area 14-Phase 2	9/19/08
L1.115	Landscape Plan Area 15-Phase 2	9/19/08
L1.116	Landscape Plan Area 16-Phase 2	9/19/08
L3.001	Landscape Details	9/19/08
L3.002	Landscape Details	9/19/08
L3.003	Landscape Details-Planting Schedule	9/19/08
L3.004	Landscape Details-Planting Schedule	9/19/08
B1.001	Subsurface Exploration Logs and Notes	9/19/08
B1.002	Subsurface Exploration Logs	9/19/08
B1.003	Subsurface Exploration Logs	9/19/08
CSO.011	Cover Sheet-Civil Security-Phase 1	10/31/08
CSO.021	Index of Drawings-Civil Security-Phase 1	9/19/08
CS0.011	Cover Sheet-Civil Security-Phase 2	9/19/08
CSO.021	Index of Drawings-Civil Security-Phase 2	9/19/08

ARCHITECTURAL
A0.011	Cover Sheet-Architectural-Part 1	1/19/09
A0.021	Index of Drawings-Architectural-Part 1	1/19/09
A0.031	General Information	10/31/08
A0.20	Basement and Tunnel Part 5E-Key Plans	1/19/09
A0.21	Floors 1 and 2-Key Plans	1/19/09
A0.21-X	Floors 1 and 2 Key Plans-(Bid Option #03)	1/19/09
A0.23	Floors 3 and 4 Key Plans	1/19/09
A0.24	Floor 4 and Floor 5 Radiation Shielding Key Plan	1/12/09

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	4 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
A0.25	Floor 5 and 6 Key Plans	10/31/08
A0.26P	Floor 6P Key Plan	10/31/08
A0.27	Roof Key Plan	10/31/08
A0.31	Life Safety Review	1/19/09
A0.32	Life Safety Review	9/19/09
A0.404	Basement Life Safety Plan Parts 4, 5 and SE Tunnel	1/19/09
A0.409	Basement Life Safety Plan Part 9	1/19/09
A0.411	Floor 1 Life Safety Plan Parts 1 to 5	1/19/09
A0.411-X	Floor Life Safety Plan Parts 1 to 5-(Bid Option #03)	1/19/09
A0.416	Floor 1 Life Safety Plan Parts 6 to 9	10/31/08
A0.421	Floor 2 Life Safety Plan Parts 1 to 5	10/31/08
A0.421-X	Floor 2 Life Safety Plan Part 1 to 5-(Bid Option #03)	10/31/08
A0.426	Floor 2 Life Safety Plan Parts 6 to 9	10/31/08
A0.42TZ1	Floor 2 Transition Zone Life Safety Plan Parts 1 to 5	10/31/08
A0.42TZ1-X	Floor 2 Transition Zone Life Safety Plan Parts 1 to 5 (Bid Option #03)	10/31/08
A0.431	Floor 3 Life Safety Plan Parts 1 to 5	10/31/08
A0.436	Floor 5 Life Safety Plan Parts 6 to 9	10/31/08
A0.441	Floor 4 Life Safety Plan Parts 1 to 5	10/31/08
A0.446	Floor 4 Life Safety Plan Parts 6 to 9	10/31/08
A0.44TZ1	Floor 4 Transition Zone Life Safety Plan Parts 1 to 5	10/31/08
A0.451	Floor 5 Life Safety Plan Parts 1 to 5	10/31/08
A0.456	Floor 5 Life Safety Plan Parts 6 to 9	10/31/08
A0.461	Floor 6 Life Safety Plan Parts 1 to 5	10/31/08
A0.466	Floor 6 Life Safety Plan Parts 6 to 9	10/31/08
A0.46P1	Floor of Life Safety Plan Parts 1 to 5	10/31/08
A0.46P6	Floor of Life Safety Plan Parts 6 to 9	10/31/08
A0.471	Roof Life Safety Plan Parts 1 to 5	10/31/08
A0.476	Roof Life Safety Plan Parts 6 to 9	9/19/08
A1.04	Basement Plan Part 4	9/19/08
A1.05	Basement Plan Part 5	10/31/08
A1.05E	Basement Plan Part SE Tunnel	10/31/08
A1.09	Basement Plant Part 9	1/19/09
A1.11	Floor 1 Plan Part 1	10/31/08
A1.11-X	Floor 1 Plan Part 1-(Bid Option #03)	12/1/08
A1.12	Floor 1 Plan Part 2	9/19/09
A1.13	Floor 1 Plan Part 3	9/19/09
A1.14	Floor 1 Plan Part 4	1/19/09
A1.15	Floor 1 Plan Part 5	10/31/08
A1.16	Floor 1 Plan Part 6	10/31/08
A1.17	Floor 1 Plan Part 7	10/31/08
A1.18	Floor 1 Plan Part 8	10/31/08
A1.19	Floor 1 Plan Part 9	1/19/09
A1.21	Floor 2 Plan Part 1	12/1/08
A1.21-X	Floor 2 Plan Part 1-(Bid Option #03)	12/1/08
A1.22	Floor 2 Plan Part 2	12/1/08
A1.23	Floor 2 Plan Part 3	12/1/08
A1.24	Floor 2 Plan Part 4	10/31/08
A1.25	Floor 2 Plan Part 5	10/31/08
A1.26	Floor 2 Plan Part 6	10/31/08
A1.27	Floor 2 Plan Part 7	10/31/08
A1.28	Floor 2 Plan Part 8	10/31/08
A1.29	Floor 2 Plan Part 9	10/31/08
A1.2TZ2	Floor 2 Transition Zone Plan Part 2	9/19/08
A1.2TZ3	Floor 2 Transition Zone Plan Part 3	9/19/08
A1.2TZ4	Floor 2 Transition Zone Plan Part 4	9/19/08
A1.31	Floor 3 Plan Part 1	12/1/08
A1.32	Floor 3 Plan Part 2	1/12/09
A1.33	Floor 3 Plan Part 3	1/12/09
A1.34	Floor 3 Plan Part 4	1/12/09

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	5 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
A1.35	Floor 3 Plan Part 5	10/31/08
A1.36	Floor 3 Plan Part 6	10/31/08
A1.37	Floor 3 Plan Part 7	10/31/08
A1.38	Floor 3 Plan Part 8	10/31/08
A1.39	Floor 3 Plan Part 9	10/31/08
A1.41	Floor 4 Plan Part 1	10/31/08
A1.42	Floor 4 Plan Part 2	10/31/08
A1.43	Floor 4 Plan Part 3	10/31/08
A1.44	Floor 4 Plan Part 4	10/31/08
A1.45	Floor 4 Plan Part 5	1/19/09
A1.46	Floor 4 Plan Part 6	10/31/08
A1.47	Floor 4 Plan Part 7	10/31/08
A1.48	Floor 4 Plan Part 8	10/31/08
A1.49	Floor 4 Plan Part 9	10/31/08
A1.4TZ2	Floor 4 Transition Zone Plan Part 2	9/19/08
A1.4TZ3	Floor 4 Transition Zone Plan Part 3	9/19/08
A1.4TZ4	Floor 4 Transition Zone Plan Part 4	9/19/08
A1.51	Floor 5 Plan Part l	10/31/08
A1.52	Floor 5 Plan Part 2	12/1/08
A1.53	Floor 5 Plan Part 3	10/31/08
A1.54	Floor 5 Plan Part 4	10/31/08
A1.55	Floor 5 Plan Part 5	10/31/08
A1.56	Floor 5 Plan Part 6	10/31/08
A1.57	Floor 5 Plan Part 7	1/12/08
A1.58	Floor 5 Plan Part 8	10/31/08
A1.59	Floor 5 Plan Part 9	10/31/08
A1.61	Floor 6 Plan Part l	10/31/08
A1.62	Floor 6 Plan Part 2	10/31/08
A1.63	Floor 6 Plan Part 3	10/31/08
A1 .64	Floor 6 Plan Part 4	10/31/08
A1.65	Floor 6 Plan Part 5	10/31/08
A1.66	Floor 6 Plan Part 6	10/31/08
A1 .67	Floor 6 Plan Part 7	10/31/08
A1 .68	Floor 6 Plan Part 8	10/31/08
A1.69	Floor 6 Plan Part 9	10/31/08
A1.6P4	Floor 6 Plan Part 4	10/31/08
A1.6P6	Floor 6 Plan Part 6	10/31/08
A1.6P7	Floor 5 Plan Part 7	10/31/08
A1.6P8	Floor 6 Plan Part 8	10/31/08
A1.6P9	Floor 6 Plan Part 9	10/31/08
A2.01	Stair No. 1 Plans	10/31/08
A2.02	Stair No. 2 Plans	10/31/08
A2.03	Stair No. 3 Plans	1/19/08
A2.04	Stair No. 4 Plans	1/19/08
A2.05	Stair No. 5 Plans	1/19/08
A2.06	Stair No. 6 Plans	10/31/08
A2.07	Stair No. 7 Plans	10/31/08
A2.08	Stair No. 8 Plans	10/31/08
A2.09	Stair No. 9 Plans	10/31/08
A2.11	Utility Tunnel Stair Plans	10/31/08
A2.12	Communicating Stair No. 1	1/19/09
A2.13	Communicating Stair No. 2	1/19/09
A2.21	Stair Details	10/31/08
A2.22	Stair Details	10/31/08
A2.23	Stair Details	1/19/09
A2.24	Stair Details	1/12/09
A2.31	Elevator Plans	10/31/08
A2.32	Elevator Plans	1/19/09
A2.33	Elevator Plans	10/31/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	6 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
A2.41	Toilet Locker Plans	1/12/09
A2.42	Toilet Locker Plans	1/12/09
A2.43	Toilet Locker Plans	10/31/08
A2.51	Millwork Plans	10/31/08
A2.52	Millwork Plans	10/31/08
A2.53	Millwork Plans	10/31/08
A2.54	Millwork Plans	10/31/08
A2.55	Millwork Plans	10/31/08
A3.004	Basement Exterior Key Plan Parts 4, 5 and SE Tunnel	1/19/09
A3.009	Basement Exterior Key Plan Part 9	1/19/09
A3.011	Floor 1 Exterior Key Plan Parts 1 to	1/19/09
A3.016	Floor 1 Exterior Key Plan Parts 6 to 9	1/19/09
A3.021	Floor 2 Exterior Key Plan Parts 1 to 5	12/1/08
A3.026	Floor 2 Exterior Key Plan Parts 6 to 9	9/19/08
A3.031	Floor 3 Exterior Key Plan Parts 1 to 5	9/19/08
A3.036	Floor 3 Exterior Key Plan Parts 6 to 9	9/19/08
A3.041	Floor 4 Exterior Key Plan Parts 1 to 5	9/19/08
A3.046	Floor 4 Exterior Key Plan Parts 6 to 9	9/19/08
A3.051	Floor 5 Exterior Key Plan Parts 1 to 5	9/19/08
A3.056	Floor 5 Exterior Key Plan Parts 6 to 9	9/19/08
A3.061	Floor 5 Exterior Key Plan Parts 1 to 5	9/19/08
A3.066	Floor 6 Exterior Key Plan Parts 6 to 9	9/19/08
A3.06P1	Floor 6 Exterior Key Plan Parts 1 to 5	10/31/08
A3.06P6	Floor 6 Exterior Key Plan Parts 6 to 9	9/19/08
A3.07R1	Roof Exterior Key Plan Parts 1 to 5	12/1/08
A3.07R6	Roof Exterior Key Plan Parts 6 to 9	12/1/08
A3.11	East, West, South and North Elevations	10/31/08
A3.12	Partial Exterior Elevations	10/31/08
A3.13	Partial Exterior Elevations	10/31/08
A3.13A	Partial Exterior Elevations	9/19/08
A3.14	Partial Exterior Elevations	1/19/09
A3.15	Partial Exterior Elevations	10/31/08
A3.16	Partial Exterior Elevations	10/31/08
A3.17	Enlarged Exterior Plan and Elevations-Main Entry	9/19/08
A3.18	Enlarged Exterior Elevations	9/19/08
A3.19	Enlarged Exterior Plans and Section Details	10/31/08
A3.21	Building Sections	1/19/09
A3.22	Building Sections	1/19/09
A3.31	Exterior On-Site Mock-Up	9/19/08
A4.01	Wall Sections	12/1/08
A4.02	Wall Sections	12/1/08
A4.03	Wall Sections	12/1/08
A4.04	Wall Sections	1/19/09
A4.05	Wall Sections	9/19/08
A4.06	Wall Sections	10/31/08
A4.07	Wall Sections	9/19/09
A4.08	Wall Sections	1/19/09
A4.09	Wall Sections	12/1/08
A4.11	Wall Section Details	12/1/08
A4.12	Wall Section Details	10/31/08
A4.13	Wall Section Details	1/19/09
A4.14	Wall Section Details	12/1/08
A4.15	Wall Section Details	1/19/09
A4.16	Wall Section Details	1/19/09
A4.17	Wall Section Details	9/19/08
A4.18	Wall Section Details	10/31/08
A4.19	Wall Section Details	9/19/08
A4.20A	Wall Section Details	10/31/08
A4.20B	Wall Section Details	1/19/09

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	7 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
A4.21	Exterior Plan Details	10/31/08
A4.22	Exterior Plan Details	10/31/08
A4.23	Exterior Plan Details: FLRS 1-2	12/1/08
A4.24	Exterior Plan Details: FLRS 1-2	12/1/08
A4.25	Exterior Plan Details	12/1/08
A4.26	Skylight Details	12/1/08
A4.27	Exterior Plan Details	1/19/09
A4.28	Exterior Plan Details	12/1/08
A4.29	Typical Precast Concrete and Misc. Exterior Details	9/19/08
A4.30	Exterior Plan Details	9/19/08
A4.31	Exterior Stair Details	1/19/09
A4.32	Waterproofing Details	10/31/08
A4.33	Sun Screen Details	9/19/08
A4.34	Expansion Joint Details	12/1/08
A4.41	Roof Details	9/19/08
A4.42	Roof Details	10/31/08
A0.012	Cover Sheet-Architectural-Part 2	1/19/09
A0.022	Index of Drawings-Architectural-Part 2	10/31/08
A0.032	General information	10/31/08
A5.01	Partition Types	10/31/08
A5.02	Partition Details	10/31/08
A5.03	Partition Details	10/31/08
A5.11	Interior Elevations	1/12/09
A5.12	Interior Elevations	9/19/08
A5.13	Interior Elevations	10/31/08
A5.14	Interior Elevations	10/31/08
A5.15	Interior Elevations	10/31/08
A5.16-X	Interior Elevations	10/31/08
A5.17	Imaging Interior Elevations	9/19/09
A5.21	Interior Sections	10/31/08
A5.22	Interior Sections	10/31/08
A5.23	Interior Sections	10/31/08
A5.24	Interior Section Details	10/31/08
A5.25	Interior Section Details	10/31/08
A5.26	Interior Section Details	10/31/08
A5.27	Interior Section Details	10/31/08
A5.28	Interior Section Details	1/19/09
A5.29	Interior Section Details	10/31/08
A5.29-X	Interior Section Details	10/31/08
A5.311	Interior Plan Details	1/19/09
A5.312	Interior Plan Details	10/31/08
A5.313	Interior Plan Details	10/31/08
A5.321	Interior Plan Details	10/31/08
A5.322	Interior Plan Details	12/1/08
A5.323	Interior Plan Details	10/31/08
A5.324	Interior Plan Details	9/19/08
A5.331	Interior Plan Details	10/31/08
A5.332	Interior Plan Details	12/1/08
A5.333	Interior Plan Details	10/31/08
A5.334	Interior Plan Details	10/31/08
A5.335	Interior Plan Details	10/31/08
A5.341	Interior Plan Details	9/19/08
A5.342	Interior Plan Details	9/19/08
A5.343	Interior Plan Details	10/31/08
A5.351	Interior Plan Details	9/19/08
A5.352	Interior Plan Details	9/19/08
A5.353	Interior Plan Details	10/31/08
A5.354	Interior Plan Details	10/31/08
A5.355	Interior Plan Details	10/31/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	8 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
A5.356	Interior Plan Details	9/19/08
A5.361	Interior Plan Details	1/12/09
A5.362	Interior Plan Details	1/12/09
A5.363	Interior Plan Details	1/12/09
A5.364	Interior Plan Details	9/19/08
A5.365	Interior Plan Details	9/19/08
A5.371	Interior Plan Details	9/19/08
A5.372	Interior Plan Details	9/19/08
A5.381	Interior Plan Details	9/19/08
A5.41	Interior Door/Window Elevations	9/19/08
A5.42	Interior Door/Window Elevations	9/19/08
A5.43	Interior Door/Window Elevations	9/19/08
A5.44	Interior Door/Window Elevations	9/19/08
A5.46	Interior Door/Window Details	10/31/08
A5.47	Interior Door/Window Details	10/31/08
A5.48	Interior Door/Window Details	10/31/08
A5.491	Interior Door/Window Details	1/12/09
A5.492	Interior Door/Window Details	10/31/08
A5.51	Millwork Elevations	10/31/08
A6.52	Millwork Elevations	10/31/08
A5.53	Millwork Elevations	10/31/08
A5.541	Atrium Acoustical Wall Details	9/19/08
A5.542	Atrium Acoustical Wall Details	9/19/08
A5.543	Atrium Acoustical Wall Details	9/19/08
A5.544	Atrium Acoustical Wall Details	1/12/09
A5.545	Acoustical Wall Panels	1/12/09
A5.55	Millwork Elevations	9/19/08
A5.56	Millwork Details	10/31/08
A5.57	Work Details	10/31/08
A5.58	Work Details	12/1/08
A5.59	Work Details	10/31/08
A5.59-X	Work Details	9/19/08
A5.61	Specialty Details	10/31/08
A5.62	Specialty Details	1/19/09
A5.63	Specialty Details	10/31/08
A5.64	Specialty Details	9/19/08
A5.65	Floor Finish Transition Details	10/31/08
A5.71	Room Elevations High Containment	12/1/08
A5.72	Room Elevations High Containment	12/1/08
A5.73	Room Elevations High Containment	10/31/08
A5.74	Room Elevations High Containment	12/1/08
A5.75	Room Elevations High Containment	10/31/08
A5.76	Room Elevations High Containment	1/12/09
A5.77	Room Elevations High Containment	10/31/08
A5.81	Specialty Details Aero & Tissue Digester	9/19/08
A5.82	Specialty Details Imaging	10/31/08
A5.83	Specialty Details Imaging	9/19/09
A5.91	HC APR Details	1/12/09
A5.92	Specialty Details HC	1/12/09
A5.93	Specialty Details HC	9/19/08
A5.94	Specialty Details HC	10/31/08
A5.95	Specialty Details HC	10/31/08
A5.96	Specialty Details HC	1/12109
A5.97	Specialty Details HC	10/31/08
A5.98	Specialty Details HC	12/1/08
A5.991	Specialty Details HC	9/19/08
A5.992	Specialty Details HC	10/31/08
A5.993	Specialty Details HC	10/31/08
A6.01	Casework Symbols	1/12/09

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	9 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
A6.02	Casework Profile Types	9/19/08
A6.03	Casework Profile Types	1/12/09
A6.11A-X	Floor 1 Casework Plan Part 1A	9/19/08
A6.11B-X	Floor 1 Casework Plan Part lB	10/31/08
A6.14D	Floor 1 Casework Plan Part 4D	9/19/08
A6.14E	Floor 1 Casework Plan Part 4E	9/19/08
A8.14F	Floor 1 Casework Plan Part 4F	9/19/08
A6.15A	Floor 1 Casework Plan Part 5A	9/19/08
A6.I5B	Floor 1 Casework Plan Part 5B	9/19/08
A6.15C	Floor 1 Casework Plan Part 5C	9/19/08
A8.15D	Floor 1 Casework Plan Part 5D	9/19/08
A6.17B	Floor 1 Casework Plan Part 7B	9/19/08
A6.17C	Floor 1 Casework Plan Part 7C	9/19/08
A6.17D	Floor 1 Casework Plan Part 7D	9/19/08
A6.18A	Floor 1 Casework Plan Part 8B	9/19/08
A6.18C	Floor 1 Casework Plan Part 8C	9/19/08
A6.18D	Floor 1 Casework Plan Part 8D	1/12/09
A6.19C	Floor 1 Casework Plan Part 9C	9/19/08
A6.19D	Floor 1 Casework Plan Part 9D	9/19/08
A6.22A	Floor 2 Casework Plan Part 2A	1/19/09
A6.22B	Floor 2 Casework Plan Part 2B	10/31/08
A6.22C	Floor 2 Casework Plan Part 2C	1/12/09
AS.23A	Floor 2 Casework Plan Part 3A	1/19/09
A6.23B	Floor 2 Casework Plan Part 3B	10/31/08
A6.23C	Floor 2 Casework Plan Part 3C	1/12/09
A6.24A	Floor 2 Casework Plan Part 4A	1/19/09
A6.24B	Floor 2 Casework Plan Part 4B	9/19/08
A6.24C	Floor 2 Casework Plan Part 4C	1/19/09
A6.24D	Floor 2 Casework Plan Part 4D	9/19/08
A6.24E	Floor 2 Casework Plan Part 4E	9/19/08
A6.24F	Floor 2 Casework Plan Part 4F	9/19/08
A6.25A	Floor 2 Casework Plan Part 5A	10/31/08
A6.25B	Floor 2 Casework Plan Part 5B	9/19/08
A6.25C	Floor 2 Casework Plan Part 5C	9/19/08
A6.25D	Floor 2 Casework Plan Part 5D	9/19/08
A6.26C	Floor 2 Casework Plan Part 6C	10/31/08
A6.27C	Floor 2 Casework Plan Part 7C	9/19/08
A6.27D	Floor 2 Casework Plan Part 7D	9/19/08
A6.28C	Floor 2 Casework Plan Part 8C	9/19/08
A6.28D	Floor 2 Casework Plan Part 8D	9/19/08
A6.29C	Floor 2 Casework Plan Part 9C	9/19/08
A6.29D	Floor 2 Casework Plan Part 9D	9/19/08
A6.37C	Floor 3 Casework Plan Part 7C	9/19/08
A6.37D	Floor 3 Casework Plan Part 7D	9/19/08
A6.38C	Floor 3 Casework Plan Part 8C	9/19/08
A6.38D	Floor 3 Casework Plan Part 8D	9/19/08
A6.39C	Floor 3 Casework Plan Part 9C	9/19/08
A6.39D	Floor 3 Casework Plan Part 9D	9/19/08
A6.42A	Floor 4 Casework Plan Part 2A	9/19/08
A6.42B	Floor 4 Casework Plan Part 2B	1/19/09
A6.42C	Floor 4 Casework Plan Part 2C	1/19/09
A6.43A	Floor 4 Casework Plan Part 3A	9/19/08
A6.43B	Floor 4 Casework Plan Part 3B	9/19/08
A6.43C	Floor 4 Casework Plan Part 3C	1/19/09
A6.44A	Floor 4 Casework Plan Part 4A	9/19/08
A6.44B	Floor 4 Casework Plan Part 4B	1/19/09
A6.44C	Floor 4 Casework Plan Part 4C	1/19/09
A6.44D	Floor 4 Casework Plan Part 4D	9/19/08
A6.44E	Floor 4 Casework Plan Part 4E	9/19/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	10 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
A6.44F	Floor 4 Casework Plan Part 4F	9/19/08
A6.45A	Floor 4 Casework Plan Part 5A	10/31/08
A6.45B	Floor 4 Casework Plan Part 5B	9/19/08
A6.45C	Floor 4 Casework Plan Part 5C	1/19/09
A6.45D	Floor 4 Casework Plan Part 5D	9/19/08
A6.47C	Floor 4 Casework Plan Part 7C	9/19/08
A6.47D	Floor 4 Casework Plan Part 7D	9/19/08
A6.48C	Floor 4 Casework Plan Part 8C	9/19/08
A6.48D	Floor 4 Casework Plan Part 8D	9/19/08
A6.49C	Floor 4 Casework Plan Part 9C	9/19/08
A6.49D	Floor 4 Casework Plan Part 9D	1/12/098
A6.57C	Floor 5 Casework Plan Part 7C	9/19/08
A6.57D	Floor 5 Casework Plan Part 7D	9/19/08
A6.58C	Floor 5 Casework Plan Part 8C	9/19/08
A6.58D	Floor 5 Casework Plan Part 8D	9/19/08
A6.59C	Floor 5 Casework Plan Part 9C	9/19/08
A6.59D	Floor 5 Casework Plan Part 9D	9/19/08
A6.81	Casework Details	9/19/08
A6.82	Miscellaneous Casework Details	9/19/08
A6.83	Fumehood Elevations and Details	9/19/08
A6.91	Casework Profile Types	1/12/098
A0.013	Cover Sheet-Architectural-Part 3	10/31/08
A0.023	Index of Drawings-Architectural-Part 3	10/31/08
A0.033	General Information	10/31/08
A7.00	Interior Finish Legend	9/19/08
A7.01-X	Interior Floor Pattern Detail	9/19/08
A7.04	Basement Interior Finish Plan Part 4	1/19/09
A7.05	Basement Interior Finish Plan Part 5	1/19/09
A7.05E	Basement Interior Finish Plan Part 5E Tunnel	1/19/09
A7.09	Basement Interior Finish Plan Part 9	1/19/09
A7.11	Floor 1 Interior Finish Plan Part I	9/19/08
A7.12	Floor 1 Interior Finish Plan Part 2	9/19/08
A7.13	Floor 1 Interior Finish Plan Part 3	1/19/09
A7.14	Floor 1 Interior Finish Plan Part 4	10/31/08
A7.15	Floor 1 Interior Finish Plan Part 5	10/31/08
A7.16	Floor 1 Interior Finish Plan Part 6	12/1/08
A7.17	Floor 1 Interior Finish Plan Part 7	9/19/08
A7.18	Floor 1 Interior Finish Plan Part 8	10/31/08
A7.19	Floor 1 Interior Finish Plan Part 9	10/31/08
A7.21	Floor 2 Interior Finish Plan Part 1	1/12/09
A7.22	Floor 2 Interior Finish Plan Part 2	1/12/09
A7.23	Floor 2 Interior Finish Plan Part 3	1/12/09
A7.24	Floor 2 Interior Finish Plan Part 4	1/12/09
A7.25	Floor 2 Interior Finish Plan Part 5	1/12/09
A7.26	Floor 2 Interior Finish Plan Part 6	10/31/08
A7.27	Floor 2 Interior Finish Plan Part 7	10/31/08
A7.28	Floor 2 Interior Finish Plan Part 8	10/31/08
A7.29	Floor 2 Interior Finish Plan Part 9	9/19/08
A7.31	Floor 2 Interior Finish Plan Part 1	10/31/08
A7.32	Floor 2 Interior Finish Plan Part 2	10/31/08
A7.33	Floor 3 Interior Finish Plan Part 3	10/31/08
A7.34	Floor 3 Interior Finish Plan Part 4	10/31/08
A7.35	Floor 3 Interior Finish Plan Part 5	9/19/08
A7.36	Floor 3 Interior Finish Plan Part 6	9/19/08
A7.37	Floor S Interior Finish Plan Part 7	9/19/08
A7.38	Floor 3 Interior Finish Plan Part 8	10/31/08
A7.39	Floor 3 Interior Finish Plan Part 9	9/19/08
A7.41	Floor 4 Interior Finish Plan Part 1	9/19/08
A7.42	Floor 4 Interior Finish Plan Part 2	9/19/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	11 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
A7.43	Floor 4 Interior Finish Plan Part 3	10/31/08
A7.44	Floor 4 interior Finish Plan Part 4	10/31/08
A7.45	Floor 4 Interior Finish Plan Part 5	9/19/08
A7.46	Floor 4 Interior Finish Plan Part 6	10/31/08
A7.47	Floor 4 Interior Finish Plan Part 7	9/19/08
A7.48	Floor 4 Interior Finish Plan Part 8	10/31/08
A7.49	Floor 4 Interior Finish Plan Part 9	9/19/08
A7.51	Floor 5 Interior Finish Plan Part 1	10/31/08
A7.52	Floor 5 Interior Finish Plan Part 2	10/31/08
A7.53	Floor 5 Interior Finish Plan Part 3	10/31/08
A7.54	Floor 5 Interior Finish Plan Part 4	10/31/08
A7.55	Floor 5 Interior Finish Plan Part 5	10/31/08
A7.56	Floor 5 Interior Finish Plan Part 6	10/31/08
A7.57	Floor 5 Interior Finish Plan Part 7	1/12/09
A7.58	Floor 5 Interior Finish Plan Part 8	9/19/08
A7.59	Floor 5 Interior Finish Plan Part 9	9/19/08
A7.61	Floor 6 Interior Finish Plan Part 1	10/31/08
A7.62	Floor 6 Interior Finish Plan Part 2	10/31/08
A7.63	Floor 6 Interior Finish Plan Part 3	10/31/08
A7.64	Floor 6 Interior Finish Plan Part 4	10/31/08
A7.65	Floor 6 Interior Finish Plan Part 5	9/19/08
A7.66	Floor 6 Interior Finish Plan Part 6	10/31/08
A7.67	Floor 6 Interior Finish Plan Part 7	10/31/08
A7.68	Floor 6 Interior Finish Plan Part 8	10/31/08
A7.69	Floor 8 Interior Finish Plan Part 9	10/31/08
A7.6P4	Floor 6P Interior Finish Plan Part 4	9/19/08
A7.6P6	Floor SP Interior Finish Plan Part 6	9/19/08
A7.6P7	Floor SP Interior Finish Plan Part 7	9/19/08
A7.6P8	Floor 8P Interior Finish Plan Part 8	9/19/08
A7.6P9	Floor SP Interior Finish Plan Part 9	9/19/08
A8.04	Basement Reflected Ceiling Plan Part 4	1/19/09
A8.05	Basement Reflected Ceiling Plan Part 5	9/19/08
A8.05E	Basement Reflected Ceiling Plan Part 5E	9/19/08
A8.09	Basement Reflected Ceiling Plan Part 9	1/19/09
A8.11	Floor 1 Reflected Ceiling Plan Part 1	10/31/08
A8.11-X	Floor 1 Reflected Ceiling Plan Part 1	10/31/08
A8.12	Floor 1 Reflected Ceiling Plan Part 2	9/19/08
A8.13	Floor 1 Reflected Ceiling Plan Part 3	9/19/08
A8.14	Floor 1 Reflected Ceiling Plan Part 4	1/19/09
A8.15	Floor 1 Reflected Ceiling Plan Part 5	12/1/08
A8.16	Floor 1 Reflected Ceiling Plan Part 6	1/12/09
A8.17	Floor l Reflected Ceiling Plan Part 7	1/12/09
A8.18	Floor 1 Reflected Ceiling Plan Part 8	1/12/09
A8.19	Floor 1 Reflected Ceiling Plan Part 9	1/12/09
A8.21	Floor 2 Reflected Ceiling Plan Part 1	10/31/08
A8.21-X	Floor 2 Reflected Ceiling Plan Part 1	10/31/08
A8.22	Floor 2 Reflected Ceiling Plan Part 2	9/19/08
A8.22B	Floor 2 Reflected Ceiling Plan Part 2	10/31/08
A8.22B ALT	Floor 2 Reflected Ceiling Plan Part 2	9/19/08
A8.22C	Floor 2 Reflected Ceiling Plan Part 2	10/31/08
A8.22C ALT	Floor 2 Reflected Ceiling Plan Part 2	9/19/08
A8.23	Floor 2 Reflected Ceiling Plan Part 3	9/19/08
A8.23B	Floor 2 Reflected Ceiling Plan Part 3	10/31/08
A8.23B ALT	Floor 2 Reflected Ceiling Plan Part 3	9/19/08
A8.23C	Floor 2 Reflected Ceiling Plan Part 3	10/31/08
A8.23C ALT	Floor 2 Reflected Ceiling Plan Part 3	9/19/08
A8.24	Floor 2 Reflected Ceiling Plan Part 4	10/31/08
A8.25	Floor 2 Reflected Ceiling Plan Part 5	10/31/08
A8.26	Floor 2 Reflected Ceiling Plan Part 6	1/12/09

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	12 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
A8.27	Floor 2 Reflected Ceiling Plan Part 7	1/12/09
A8.28	Floor 2 Reflected Ceiling Plan Part 8	1/12/09
A8.29	Floor 2 Reflected Ceiling Plan Part 9	1/12/09
A8.2TZ2	Floor 2 Transition Zone Reflected Ceiling Plan Part 2	9/19/08
A8.2TZ3	Floor 2 Transition Zone Reflected Ceiling Plan Part 3	9/19/08
A8.2TZ4	Floor 2 Transition Zone Reflected Ceiling Plan Part 4	9/19/08
A8.31	Floor 3 Reflected Ceiling Plan Part 1	10/31/08
A8.32	Floor 3 Reflected Ceiling Plan Part 2	9/19/08
A8.33	Floor 3 Reflected Ceiling Plan Part 3	12/1/08
A8.34	Floor 3 Reflected Ceiling Plan Part 4	10/31/08
A8.35	Floor 3 Reflected Ceiling Plan Part 5	10/31/08
A8.36	Floor 3 Reflected Ceiling Plan Part 6	1/12/09
A8.37	Floor 3 Reflected Ceiling Plan Part 7	1/12/09
A8.38	Floor 3 Reflected Ceiling Plan Part 8	1/12/09
A8.39	Floor 3 Reflected Ceiling Plan Part 9	1/12/09
A8.41	Floor 4 Reflected Ceiling Plan Part 1	10/31/08
A8.42	Floor 4 Reflected Ceiling Plan Part 2	9/19/08
A8.43	Floor 4 Reflected Ceiling Plan Part 3	12/1/08
A8.44	Floor 4 Reflected Ceiling Plan Part 4	10/31/08
A8.45	Floor 4 Reflected Ceiling Plan Part 5	1/19/09
A8.46	Floor 4 Reflected Ceiling Plan Part 6	1/12/09
A8.47	Floor 4 Reflected Ceiling Plan Part 7	1/12/09
A8.48	Floor 4 Reflected Ceiling Plan Part 8	1/12/09
A8.49	Floor 4 Reflected Ceiling Plan Part 9	1/12/09
A8.4TZ2	Floor 4 Transition Zone Reflected Ceiling Plan Part 2	9/19/08
A8.4TZ3	Floor 4 Transition Zone Reflected Ceiling Plan Part 3	9/19/08
A8.4TZ4	Floor 4 Transition Zone Reflected Ceiling Plan Part 4	9/19/08
A8.51	Floor 5 Reflected Ceiling Plan Part 1	10/31/08
A8.52	Floor 5 Reflected Ceiling Plan Part 2	9/19/08
A8.53	Floor 5 Reflected Ceiling Plan Part 3	9/19/08
A8.54	Floor 5 Reflected Ceiling Plan Part 4	10/31/08
A8.55	Floor 5 Reflected Ceiling Plan Part 5	10/31/08
A8.56	Floor 5 Reflected Ceiling Plan Part 6	1/12/09
A8.57	Floor 5 Reflected Ceiling Plan Part 7	1/12/09
A8.58	Floor 5 Reflected Ceiling Plan Part 8	1/12/09
A8.59	Floor 5 Reflected Ceiling Plan Part 9	1/12/09
A8.61	Floor 6 Reflected Ceiling Plan Part 1	10/31/08
A8.62	Floor 6 Reflected Ceiling Plan Part 2	9/19/08
A8.63	Floor 6 Reflected Ceiling Plan Part 3	9/19/08
A8.64	Floor 6 Reflected Ceiling Plan Part 4	10/31/08
A8.65	Floor 6 Reflected Ceiling Plan Part 5	10/31/08
A8.66	Floor 6 Reflected Ceiling Plan Part 6	10/31/08
A8.67	Floor 8 Reflected Ceiling Plan Part 7	1/12/09
A8.68	Floor 5 Reflected Ceiling Plan Part 8	1/12/09
A8.69	Floor 6 Reflected Ceiling Plan Part 9	1/12/09
A8.6P4	Floor 6 Reflected Ceiling Plan Part 4	9/19/08
A8.6P6	Floor 6 Reflected Ceiling Plan Part 6	9/19/08
A8.6P7	Floor 6 Reflected Ceiling Plan Part 7	9/19/08
A8.6P8	Floor 6 Reflected Ceiling Plan Part 8	9/19/08
A8.6P9	Floor 6 Reflected Ceiling Plan Part 9	9/19/08
A8.81	Vivarium Ceiling Details	9/19/08
A8.82	Ceiling Details	1/12/09
A8.83	Ceiling Details	9/19/08
A8.84	Ceiling Details	9/19/08
A8.85	Ceiling Details	10/31/08
A8.86	Ceiling Details	9/19/08
A8.87	Ceiling Details	9/19/08
A8.88	Ceiling Details	9/19/08
A9.00	Furniture Plan Details	10/31/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	13 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
A9.11	Floor 1 Furniture Plan Part 1	1/12/09
A9.14	Floor 1 Furniture Plan Part 4	9/19/08
A9.15	Floor 1 Furniture Plan Part 5	9/19/08
A9.16	Floor 1 Furniture Plan Part 5	10/31/08
A9.17	Floor 1 Furniture Plan Part 7	1/12/09
A9.18	Floor 1 Furniture Plan Part 8	10/31/08
A9.19	Floor 1 Furniture Plan Part 9	10/31/08
A9-21-X	Floor 2 Furniture Plan Part 1	10/31/08
A9-24	Floor 2 Furniture Plan Part 4	10/31/08
A9-25	Floor 2 Furniture Plan Part 5	10/31/08
A9-26	Floor 2 Furniture Plan Part 6	10/31/08
A9-27	Floor 2 Furniture Plan Part 7	10/31/08
A9-28	Floor 2 Furniture Plan Part 8	10/31/08
A9-29	Floor 2 Furniture Plan Part 9	10/31/08
A9-31	Floor 3 Furniture Plan Part 1	10/31/08
A9-34	Floor 3 Furniture Plan Part 4	10/31/08
A9-35	Floor 3 Furniture Plan Part 5	10/31/08
A9-36	Floor 3 Furniture Plan Part 6	10/31/08
A9-37	Floor 3 Furniture Plan Part 7	10/31/08
A9-38	Floor 3 Furniture Plan Part 8	10/31/08
A9-39	Floor 3 Furniture Plan Part 9	10/31/08
A9-44	Floor 4 Furniture Plan Part 4	10/31/08
A9-45	Floor 4 Furniture Plan Part 5	1/19/09
A9-46	Floor 4 Furniture Plan Part 6	10/31/08
A9-47	Floor 4 Furniture Plan Part 7	10/31/08
A9-48	Floor 4 Furniture Plan Part 5	10/31/08
A9-49	Floor 4 Furniture Plan Part 9	10/31/08
A9-56	Floor 5 Furniture Plan Part 6	10/31/08
A9-57	Floor 5 Furniture Plan Part	10/31/08
A9-58	Floor 5 Furniture Plan Part 5 .	10/31/08
A9-59	Floor 5 Furniture Plan Part 9	10131/0
A9-81	Display System Elevations	10/31/08

STRUCTURAL
S0.011	Cover Sheet — Structural — Part 1	1/19/09
S0.021	Index of Drawings — Structural — Part 1	1/19/09
S0.11	General Information	1/19/09
S0.12	General Information — Component and Cladding Zones	9/19/08
S1.01DP	Drilled Pier Plan Part 1	11/18/08
S1.02DP	Drilled Pier Plan Part 2	1/19/09
S1.03DP	Drilled Pier Plan Part 3	1/19/09
S1.04DP	Drilled Pier Plan Part 4	1/19/09
S1.05DP	Drilled Pier Plan Part 5	11/18/08
S1.06DP	Drilled Pier Plan Part 6	1/19/09
S1.07DP	Drilled Pier Plan Part 7	1/19/09
S1.08DP	Drilled Pier Plan Part 8	1/19/09
S1.09DP	Drilled Pier Plan Part 9	1/19/09
S1.01	Foundation Plan Part 1	1/19/09
S1.02	Foundation Plan Part 2	1/19/09
S1.03	Foundation Plan Part 3	1/19/09
S1.04	Foundation and Basement Plan Part 4	1/19/09
S1.05	Foundation and Basement Plan Part 5	1/19/09
S1.05E	Foundation, Basement and Roof Framing Plan Part 5E Tunnel	1/19/09
S1.06	Foundation Plan Part 6	1/19/09
S1.07	Foundation Plan Part 7	1/19/09
S1.08	Foundation Plan Part 8	1/19/09
S1.09	Foundation and Basement Plan Part 9	1/19/09
S1.11	Floor 1 Slab on Grade Plan Part 1	1/19/09
S1.12	Floor 1 Slab on Grade Plan Part 2	1/19/09

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	14 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
S1.12H	Floor 1 Slab on Grade Plan Part 2	10/31/08
S1.13	Floor 1 Slab on Grade Plan Part 3	1/19/09
S1.13H	Floor 1 Slab on Grade Plan Part 5	10/31/08
S1.14	Floor 1 Slab on Grade/ Framing Plan Part 4	1/19/09
S1.15	Floor 1 Slab on Grade/ Framing Plan Part 5	1/19/09
S1.16	Floor 1 Slab on Grade/ Framing Plan Part 6	1/19/09
S1.17	Floor 1 Slab on Grade/Framing Plan Part 7	10/31/08
S1.18	Floor 1 Stab on Grade/ Framing Plan Part 8	1/19/09
S1.19	Floor 1 Slab on Grade/Framing Plan Part 9	1/19/09
S1.21	Floor 2 Framing Plan Part 1	1/19/09
S1.22	Floor 2 Framing Plan Part 2	10/31/08
S1.22H	Floor 2 Framing Plan Part 2-High Containment	1/19/09*
S1.22H-SE	Floor 2 Slab Edge Part 2-High Containment	1/19/09*
S1.23	Floor 2 Framing Plan Part 3	10/31/08
S1.23H	Floor 2 Framing Plan Part 3-High Containment	1/19/09*
S1.23H-SE	Floor 2 Slab Edge Part 3-High Containment	1/19/09*
S1.24	Floor 2 Framing Plan Part 4	1/19/09
S1.24TD	Floor 2 Trench Drain Plan Part 4	9/19/08
S1.25	Floor 2 Framing Plan Part 5	1/19/09
S1.25TD	Floor 2 Trench Drain Plan Part 5	9/19/08
S1.26	Floor 2 Framing Plan Part 5	1/19/09
S1.27	Floor 2 Framing Plan Part 7	1/19/09
S1.28	Floor 2 Framing Plan Part 8	1/19/09
S1.29	Floor 2 Framing Plan Part 9	1/19/09
S1.31	Floor 3 Framing Plan Part 1	1/19/09
S1.32	Floor 3 Framing Plan Part 2	11/18/08
S1.32H	Floor 3 Framing Plan Part 2-High Containment	1/19/09*
S1.33	Floor 3 Framing Plan Part 3	11/18/08
S1.33H	Floor 3 Framing Plan Part 3-High Containment	1/19/09*
S1.34	Floor 3 Framing Plan Part 4	1/19/09
S1.35	Floor 3 Framing Plan Part 5	1/19/09
S1.36	Floor 3 Framing Plan Part 6	1/19/09
S1.37	Floor 3 Framing Plan Part 7	1/19/09
S1.38	Floor 3 Framing Plan Part 6	1/19/09
S1.39	Floor 3 Framing Plan Part 9	1/19/09
S1.41	Floor 4 Framing Plan Part 1	1/19/09
S1.42	Floor 4 Framing Plan Part 2	1/19/09
S1.42TD	Floor 4 Trench Drain Plan Part 2	9/19/08
S1.43	Floor 4 Framing Plan Part 3	1/19/09
S1.43TD	Floor 4 Trench Drain Plan Part 3	9/19/08
S1.44	Floor 4 Framing Plan Part 4	1/19/09
S1.44TD	Floor 4 Trench Drain Plan Part 4	9/19/08
S1.45	Floor 4 Framing Plan Part 5	1/19/09
S1.45TD	Floor 4 Trench Drain Plan Part 5	9/19/08
S1.46	Floor 4 Framing Plan Part 6	1/19/09
S1.47	Floor 4 Framing Plan Part 7	1/19/09
S1.48	Floor 4 Framing Plan Part 8	1/19/09
S1.49	Floor 4 Framing Plan Part 9	1/19/09
S1.51	Floor 5 Framing Plan Part 1	1/19/09
S1.52	Floor 5 Framing Plan Part 2	1/19/09
S1.53	Floor 5 Framing Plan Part 3	1/19/09
S1.54	Floor 5 Framing Plan Part 4	1/19/09
S1.55	Floor 5 Framing Plan Part 5	1/19/09
S1.56	Floor 5 Framing Plan Part 6	1/19/09
S1.57	Floor 5 Framing Plan Part 7	1/19/09
S1.58	Floor 5 Framing Plan Part 5	1/19/09
S1.59	Floor 5 Framing Plan Part 9	1/19/09
S1.61	Floor 6 Framing Plan Part 1	1/19/09
S1.62	Floor 6 Framing Plan Part 2	1/19/09

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	15 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
S1.63	Floor 6 Framing Plan Part 3	1/19/09
S1.64	Floor 6 Framing Plan Part 4	1/19/09
S1.65	Floor 6 Framing Plan Part 5	1/19/09
S1.66	Floor 6 Framing Plan Part 6	1/19/09
S1.67	Floor 6 Framing Plan Part 7	1/19/09
S1.68	Floor 6 Framing Plan Part 8	1/19/09
S1.69	Floor 6 Framing Plan Part 9	1/19/09
S1.6P1	Roof (Floor 6P) Framing Plan Part 1	1/19/09
S1.6P2	Roof (Floor 6P) Framing Plan Part 2	1/19/09
S1.6P3	Roof (Floor 6P) Framing Plan Part 3	11/18/0
S1.6P4	Roof (Floor 6P) Framing Plan Part 4	1/19/09
S1.6P5	Roof (Floor 6P) Framing Plan Part 5	11/18/08
S1.6P6	Roof (Floor 6P) Framing Plan Part 6	1/19/09
S1.6P7	Roof (Floor 6P) Framing Plan Part 7	1/19/09
S1.6P8	Roof (Floor 6P) Framing Plan Part 8	10/31/08
S1.6P9	Roof (Floor 6P) Framing Plan Part 9	11/18/08
S1.74	Penthouse Roof, Dunnage and Solar Thermal Support Framing Plan Part 4	1/19/09
S1.75	Solar Thermal Support Framing Plan Part 5	10/31/08
S1.76	Roof Framing Plan Part 6	11/18/08
S1.77	Roof Framing Plan Part 7	11/18/08
S1.78	Roof Framing Plan Part 8	11/18/08
S1.79	Roof Framing Plan Part 9	11/18/08
S2.01	Foundation Schedules and Details	1/19/09
S2.02	Foundation Schedules and Details	1/19/09
S2.03	Foundation Schedules and Details	9/19/08
S2.04	Foundation Schedules and Details	1/19/09
S2.05	Foundation Schedules and Details	1/19/09
S2.11	Steel Column Schedule	1/19/09
S2.12	Steel Column Schedule	1/19/09
S2.13	Steel Column Schedule .	1/19/09
S2.15	Steel Column Schedule	1/19/09
S2.16	Steel Column Details	1/19/09
S2.30	Concrete Column Details-High Containment	10/31/08
S2.31	Concrete Column Schedule-High Containment.	10/31/08
S2.35	Concrete Bearing Wall Details-High Containment	10/31/08
S2.36	Concrete Bearing Wall Details-High Containment	10/31/08
S2.37	Concrete Bearing Wall Details-High Containment	10/31/08
S2.50	Concrete Slab Details-High Containment	10/31/08
S2.51	Concrete Beam Details-High Containment	10/31/08
S2.52	Concrete Beam Schedule-High Containment	10/31/08
S2.53	Concrete Beam Schedule-High Containment	10/31/08
S0.012	Cover Sheet-Structural-Part 2	1/19/09
S0.022	Index of Drawings-Structural-Part 2	1/19/09
S3.01	Braced Frame Details	11/18/08
S3.02	Braced Frame Elevations	1/19/09
S3.03	Braced Frame Elevations	11/18/08
S3.04	Braced Frame Elevations	11/18/08
S3.05	Braced Frame Elevations	1/19/09
S3.06	Diagonal Brace Elevation Along Grid Line EA	10/31/08
S3.07	Diagonal Brace Elevation Along Grid Line EB	11/18/08
S3.08	Braced Frame Connection Schedule	1/19/09
S3.09	Braced Frame Connection Schedule	1/19/09
S3.11	Foundations Sections and Details	1/19/09
S3.12	Foundations Sections and Details	1/19/09
S3.13	Foundations Sections and Details	1/19/09
S3.13-X	Foundations Sections and Details	1/19/09
S3.14	Foundations Sections and Details	1/19/09
S3.23	Superstructure Steel Sections and Details	1/19/09
S3.21	Superstructure Steel Sections and Details	1/19/09

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	16 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
S3.22	Superstructure Steel Sections and Details	1/19/09
S3.23	Superstructure Steel Sections and Details	9/19/08
S3.24	Superstructure Steel Sections and Details	1/19/09
S3.25	Superstructure Steel Sections and Details	1/19/09
S3.26	Superstructure Steel Sections and Details	1/19/09
S3.27	Superstructure Steel Sections and Details	11/18/08
S3.28	Superstructure Steel Sections and Details	10/31/08
S3.29	Superstructure Steel Sections and Details	10/31/08
S3.31	Superstructure Sections and Details	10/31/08
S3.32	Superstructure Sections and Details	10/31/08
S3.41	Superstructure Framing Details-High Containment	1/19/09*
S3.51	Superstructure Steel Sections and Details	1/19/09
S3.52	Superstructure Steel Sections and Details	11/18/08
S3.53	Superstructure Steel Sections and Details	1/19/09
S3.54	Superstructure Steel Sections and Details	1/19/09
S3.55	Axial Connection Schedule and Details	1/19/09
S4.01	Foundation Typical Details	11/18/08
S4.02	Slab on Grade Typical Details	9/19/08
S4.11	Superstructure Steel Typical Details	1/18/08
S4.12	Superstructure Steel Typical Details	11/18/08
S4.13	Superstructure Steel Typical Details	11/18/08
SS0.011	Cover Sheet-Structural Security	1/19/09
SS0.021	Index of Drawings-Structural Security	1/19/09
SS1.21	Floor 2 PCP Connections Plan Part 1 and General Information	11/18/08
SS1.22	Floor 2 PCP Connections Plan Part 2	11/18/08
SS1.23	Floor 2 PCP Connections Plan Part 3	11/18/08
SS1.24	Floor 2 PCP Connections Plan Pert 4	1/19/09
SS1.25	Floor 2 PCP Connections Plan Part 5	11/18/08
SS1.26	Floor 2 PCP Connections Plan Part 6	11/18/08
SS1.27	Floor 2 PCP Connections Plan Part 7	11/18/08
SS1.28	Floor 2 PCP Connections Plan Part 8	11/18/08
SS1.29	Floor 2 PCP Connections Plan Part 9	11/18/08
SS1.31	Floor 3 PCP Connections Plan Part 1	11/18/08
SS1.32	Floor 3 PCP Connections Plan Part 2	11/18/08
SS1.33	Floor 3 PCP Connections Plan Part 3	1/19/09
SS1.34	Floor 3 PCP Connections Plan Part 4	1/19/09
SS1.35	Floor 3 PCP Connections Plan Part 5	1/18/08
SS1.36	Floor 3 PCP Connections Plan Part 6	11/18/08
SS1.37	Floor 3 PCP Connections Plan Part 7	11/18/08
SS1.38	Floor 3 PCP Connections Plan Part 8	11/18/08
SS1.39	Floor 3 PCP Connections Plan Part 9	11/18/08
SS1.41	Floor 4 PCP Connections Plan Part 1	11/18/08
SS1.42	Floor 4 PCP Connections Plan Part 2	1/19/09
SS1.43	Floor 4 PCP Connections Plan Part 3	1/19/09
SS1.44	Floor 4 PCP Connections Plan Part 4	1/19/09
SS1.45	Floor 4 PCP Connections Plan Part 5	11/18/08
SS1.46	Floor 4 PCP Connections Plan Part 6	11/18/08
SS1.47	Floor 4 PCP Connections Plan Part 7	11/18/08
SS1.48	Floor 4 PCP Connections Plan Part 8	11/18/08
SS1.49	Floor 4 PCP Connections Plan Part 9	11/18/08
SS1.51	Floor 5 PCP Connections Plan Part 1	11/18/08
SS1.52	Floor 5 PCP Connections Plan Part 2	1/19/09
SS1.53	Floor 5 PCP Connections Plan Part 3	1/19/09
SS1.54	Floor 5 PCP Connections Plan Part 4	1/19/09
SS1.55	Floor 5 PCP Connections Plan Part 5	1/19/09
SS1.56	Floor 5 PCP Connections Plan Part 6	11/18/08
SS1.57	Floor 5 PCP Connections Plan Part 7	11/18/08
SS1.58	Floor 5 PCP Connections Plan Part 8	11/18/08
SS1.59	Floor 5 PCP Connections Plan Part 9	11/18/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	17 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
SS1.61	Floor 6 PCP Connections Plan Part 1	11/18/08
SS1.62	Floor 6 PCP Connections Plan Part 2	11/18/08
SS1.63	Floor 6 PCP Connections Plan Part 3	11/18/08
SS1.64	Floor 6 PCP Connections Plan Part 4	11/18/08
SS1.65	Floor 6 PCP Connections Plan Part 5	11/18/08
SS1.66	Floor 5 PCP Connections Plan Part 6	11/18/08
SS1.67	Floor 6 PCP Connections Plan Part 7	11/18/08
SS1.68	Floor 6 PCP Connections Plan Part 8	11/18/08
SS1.69	Floor 6 PCP Connections Plan Part 9	11/18/08
SS1.6P1	Roof (Floor 6P) POP Connections Plan Part 1	11/18/08
SS1.6P2	Roof (Floor 6P) PCP Connections Plan Part 2	11/18/08
SS1.6P3	Roof (Floor 6P) PCP Connections Plan Part 3	11/18/08
SS1.6P4	Roof (Floor 6P) PCP Connections Plan Part 4	11/18/08
SS1.6P5	Roof (Floor 6P) PCP Connections Plan Part 5	11/18/08
SS1.6P6	Roof (Floor 6P) PCP Connections Plan Part 6	11/18/08
SS1.6P7	Roof (Floor 6P) PCP Connections Plan Part 7	11/18/08
SS1.6P8	Roof (Floor 6P) PCP Connections Plan Part 8	11/18/08
SS1.6P9	Roof (Floor 6P) PCP Connections Plan Part 9	11/18/08
SS1.76	Roof PCP Connections Plan Part 6	11/18/08
SS1.77	Roof PCP Connections Plan Part 7	11/18/08
SS1.78	Roof PCP Connections Plan Part 8	11/18/08
SS1.79	Roof PCP Connections Plan Part 9	11/18/08
SS2.21	Tie Connections Schedule and Details	1/19/09
SS2.22	Continuity Connection Schedule and Details	11/18/08
SS3.21	Superstructure POP Steel Sections and Details	11/18/08

MECHANICAL
ICO.011	Cover Sheet-BMS	1/19/09
ICO.021	Index of Drawings-BMS	10/31/08
ICO.11	Building Management System (EMS) Symbols and Abbreviations	10/31/08
IC1.01	BMS Architecture Diagram	10/31/08
IC1.02	Environmental Monitoring System (EMS) Architecture Diagram	10/31/08
IC2.01	BMS Control Diagram AHU-ABSL2-1, AHU-ABSL2-2, AHU-ABSL2-3, AHU-ABSL2-4	10/31/08
IC2.02	BMS Control Diagram AHU-ABSL-3E-2-1 & 4-15	10/31/08
IC2.03	BMS Control Diagram AHU-ABSL-3E-2-2	10/31/08
IC2.04	BMS Control Diagram AHIJ-ABSL-3E-4-1	10/31/08
IC2.05	BMS Control Diagram AHU-ABSL-3E-4-2	10/31/08
IC2.06	BMS Control Diagram AHU-ABSL-3E-4-3 & 4-3S	10/31/08
IC2.07	BMS Control Diagram AHU-ABSL-3E-4-4	10/31/08
IC2.08	BMS Control Diagram AHU-ABSL-3E-4-5	10/31/08
IC2.09	BMS Control Diagram AHU-ABSL-3E-4-6	10/31/08
IC2.10	BMS Control Diagram AHU-ABSL-3E-2-5 & 2-5S	10/31/08
IC2.11	BMS Control Diagram AHU-ABSL-3E-2-6	10/31/08
IC2.12	BMS Control Diagram AHU-ABSL-3E-2-7	10/31/08
IC2.13	BMS Control Diagram AHU-ABSL-3E-2-8	10/31/08
IC2.14	BMS Control Diagram ABSL2 BarrierAHU Barrier-1 & -2	10/31/08
IC2.15	BMS Control Diagram HRU/EF BSL-3E Aero	10/31/08
IC2.16	BMS Controls AHU BSL4	10/31/08
IC2.17	BMS Controls Aerobiology	10/31/08
IC2.18	BMS Control Diagram AHU-ADM WKM	9/19/08
IC2.19	BMS Control Diagram AHU BSL-2-1, 2-2 and 2-3	10/31/08
IC2.20	BMS Control Diagram AHU-BSL-2-4	10/31/08
IC2.21	BMS Control Diagram (Atrium and Amenities)AHU-ATM-1 & 2	10/31/08
IC2.22	BMS Control Diagram Offices) AHU-Lab Off-1, -2 & -3	10/31/08
IC2.23	BMS Control Diagram (Logistics NET Offices) AHU-Log Off1 & 2	10/31/08
IC2.24	BMS Control Diagram AHU-ADM CL-1 & 2	9/19/08
IC2.25	BMS Control Diagram (Non Containment Corridor) AHU-NCTM Corr 2-3, 2-4 & 4-7	10/31/08
IC2.26	BMS Control Diagram Chilled and Process Water Systems	9/19/08
IC2.27	BMS Control Diagram Preheat and Reheat Systems	10/31/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	18 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
IC2.28	BMS Control Diagram-1st Floor Device Location Drawing	1/12/09
IC2.29	BMS Control Diagram-2nd Floor Device Location Drawing	10/31/08
IC2.30	BMS Control Diagram-2nd Floor Device Location Drawing	9/19/08
IC2.31	BMS Control Diagram-2nd Floor Device Location Drawing	10/31/08
IC2.32	BMS Control Diagram-2nd Floor Device Location Drawing	10/31/08
IC2.33	MC Control Diagram-3rd Floor Device Location Drawing	9/19/08
IC2.34	BMS Control Diagram-4th Floor Device Location Drawing	10/31/08
IC2.35	BMS Control Diagram-4th Floor Device Location Drawing	1/12/09*
IC2.36	BMS Control Diagram-4th Floor Device Location Drawing	9/19/08
IC2.37	BMS Control Diagram-4th Floor Device Location Drawing	9/19/08
IC2.38	BMS Control Diagram-5th Floor Device Location Drawing	9/19/08
IC2.39	BMS Control Diagram-BSL-4 Floor Device Location Drawings	10/31/08
IC2.40	BMS Control Diagram-Device Locations for O2/LN2 Piping	1/12/09
IC3.01	BMS Control Diagram-Room Details, Non-GLP	9/19/08
IC3.02	BMS Control Diagram-Room Details, GLP	9/19/08
IC3.03	BMS Control Diagram-Room Details, Miscellaneous	1/12/09
IC3.04	BMS Control Diagram-Room Details, Miscellaneous	10/31/08
IC3.05	BMS Control Diagram-BSL4 Lab	9/19/08
IC3.05A	BMS Control Diagram-BSL4 Lab Suite Control -Part 1	10/31/08
IC3.05B	BMS Control Diagram-BSL4 Lab Suite Control -Part 2	10/31/08
IC3.06	BMS Control Diagram-BSL4 Animal Rooms	9/19/08
IC3.06A	BMS Control Diagram-ABSL-4 Vivarium Suite Control-Part 1	10/31/08
IC3.06B	BMS Control Diagram-ABSL-4 Vivarium Suite Control-Part 2	10/31/08
IC3.07	BMS Control Diagram-Aerobiology	9/19/08
IC3.07A	BMS Control Diagram-Aerobiology/Suit Room Control-Part 1	10/31/08
IC3.07B	BMS Control Diagram-Aerobiology/Suit Room Control-Part 2	10/31/08
IC3.08	BMS Control Diagram Imaging	1/12/09
IC3.09	BMS Control Diagram-2nd Floor BSL-3E Aerobiology	9/19/08
IC3.10	BMS Control Diagram-4th Floor South BSL-3E Aerobiology	9/19/08
IC3.11	BMS Control Diagram-4th Floor North 1BSL-3E Aerobiology	9/19/08
IC3.12	BMS Control Diagram-Miscellaneous Details, Part 1	1/12/09
IC3.13	BMS Control Diagram-Miscellaneous Details Part 2	10/31/08
IC3.14	BMS Control Diagram-Miscellaneous Details, Part 3	10/31/08
IC3.15	BMS Control Diagram-Miscellaneous Details, Part 4	1/12/09
IC3.16	BMS Control Diagram-(A)BSL-3E Standby Equipment Control	9/19/08
IC3.17	BMS Control Diagram-Chemical Shower System	1/12/09
IC3.18	BMS Control Diagram-Miscellaneous Details-Part 5	10/31/08
IC4.01	BMS Instrument Air System-Part 1, Non-Containment & Containment Level 2	10/31/08
IC4.02	BMS Instrument Air System-Part 2, Containment Level 3	10/31/08
IC4.03	BMS Instrument Air System-Part 3, High Containment Level 4	10/31/08
M0.011	Cover Sheet-Mechanical-Part 1	1/12/09*
M0.021	Index of Drawings-Mechanical-Part 1	1/19/09
M0.11	General Information-Part 1	9/19/08
M0.12	General information-Part 2	9/19/08
M0.20	Basement and Tunnel Key Plan	9/19/08
M0.21	Floor 1 and 2 Key Plans	9/19/08
M0.23	Floor 3 and 4 Key Plans	9/19/08
M0.25	Floor 5 and 6 Key Plans	9/19/08
M0.26P	Floor 6P Key Plan	9/19/08
M0.27	Roof Key Plan	10/31/08
M0.30	Basement HVAC Zoning Plan	9/19/08
M0.31	Floor 1 HVAC Zoning Plan	9/19/08
M0.32	Floor 2 HVAC Zoning Plan	9/19/08
M0.33	Floor 3 HVAC Zoning Plan	9/19/08
M0.34	Floor 4 HVAC Zoning Plan	9/19/08
M0.35	Floor 5 HVAC Zoning Plan	9/19/08
M0.36	Floor 6 HVAC Zoning Plan	9/19/08
M0.404	Basement Duct Distribution Key Plan Part 5 4 & 5	1/19/09
M0.409	Basement Duct Distribution Key Plan Part 9	1/19/09

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	19 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
M0.411	Floor 1 Duct Distribution Key Plan Part 5 1 to 5	1/19/09
M0.416	Floor 1 Duct Distribution Key Plan Parts 6 to 9	9/19/08
M0.421	Floor 2 Duct Distribution Key Plan Parts 1 to 5	10/31/08
M0.426	Floor 2 Duct Distribution Key Plan Parts 6 to 9	9/19/08
M0.431	Floor 3 Duct Distribution Key Plan Parts 1 to 5	10/31/08
M0.436	Floor 3 Duct Distribution Key Plan Parts 6 to 9	9/19/09
M0.441	Floor 4 Duct Distribution Key Plan Parts 1 to 5	10/31/08
M0.446	Floor 4 Duct Distribution Key Plan Parts 6 to 9	9/19/08
M0.451	Floor 5 Duct Distribution Key Plan Parts 1 to 5	10/31/08
M0.456	Floor 5 Duct Distribution Key Plan Parts 6 to 9	9/19/08
M0.461	Floor 6 Duct Distribution Key Plan Parts 1 to 5	10/31/08
M0.466	Floor 6 Duct Distribution Key Plan Parts 6 to 9	1/12/09
M0.46P6	Floor 6 Duct Distribution Key Plan Parts 6 to 10	1/12/09
M0.4R1	Roof Duct Distribution Key Plan Parts 1 to 5	10/31/08
M0.4R6	Roof Duct Distribution Key Plan Parts 6 to 9	10/31/08
MP0.404	Basement Piping Distribution Key Plan Parts 4 & 5	1/19/09
MP0.409	Basement Piping Distribution Key Plan Part 9	1/19/09
MP0.411	Floor 1 Piping Distribution Key Plan Parts 1 to 5	1/19/09
MP0.416	Floor 1 Piping Distribution Key Plan Parts 6 to 9	1/19/09
MP0.421	Floor 2 Piping Distribution Key Plan Parts 1 to 5	9/19/08
MP0.426	Floor 2 Piping Distribution Key Plan Parts 6 to 9	9/19/08
MP0.431	Floor 5 Piping Distribution Key Plan Parts 1 to 5	10/31/08
MP0.436	Floor 5 Piping Distribution Key Plan Parts 6 to 9	9/19/08
MP0.441	Floor 4 Piping Distribution Key Plan Parts 1 to 5	10/31/08
MP0.446	Floor 4 Piping Distribution Key Plan Parts 6 to 9	9/19/08
MP0.451	Floor 5 Piping Distribution Key Plan Parts 1 to 5	10/31/08
MP0.456	Floor 5 Piping Distribution Key Plan Parts 6 to 9	9/19/08
MP0.461	Floor 6 Piping Distribution Key Plan Parts 1 to 5	10/31/08
MP0.466	Floor 6 Piping Distribution Key Plan Parts 6 to 9	10/31/08
MP0.46P6	Floor 6P Piping Distribution Key Plan Parts 6 to 9	9/19/08
MP0.4R1	Roof Piping Distribution Key Plan Parts 1 to 5	10/31/08
M2.04F	Basement Floor Plan Part 4F	1/19/09
M2.04F-X	Basement Floor Plan Part 4F-Bid Option #29	12/1/08
M2.09A	Basement Floor Plan Part 9A & B	1/19/09
M2.09A-X	Basement Floor Plan Part 9A & B-Bid Option #29	12/1/08
M2.09D	Basement Floor Plan Part 9D	1/19/09
M2.09D-X	Basement Floor Plan Part 9D-Bid Option #29	12/1/08
M2.11A	Floor 1 Plan Part 1A	1/12/09
M2.11A-X	Floor 1 Plan Part 1A-Bid Option #03	1/19/09
M2.11B	Floor 1 Plan Part 1B	1/12/09
M2.11B-X	Floor 1 Plan Part 18-Bid Option #03	1/19/09
M2.12A	Floor 1 Plan Part 2A	9/19/08
M2.12B	Floor 1 Plan Part 2B	9/19/08
M2.12C	Floor 1 Plan Part 2C	9/19/08
M2.13A	Floor 1 Plan Part 3A	9/19/08
M2.13B	Floor 1 Plan Part 3B	9/19/08
M2.13C	Floor 1 Plan Part 3C	9/19/08
M2.14A	Floor 1 Plan Part 4A	10/31/08
M2.14B	Floor 1 Plan Part 4B	9/19/08
M2.14C	Floor 1 Plan Part 4C	9/19/08
M2.14D	Floor 1 Plan Part 4E	10/31/08
M2.14E	Floor 1 Plan Part 4D	10/31/08
M2.14F	Floor l Plan Part 4F	1/19/09
M2.14F-X	Floor l Plan Part 4F	12/1/08
M2.15A	Floor 1 Plan Part 5A	10/31/08
M2.15B	Floor 1 Plan Part 5B	10/31/08
M2.15C	Floor 1 Plan Part 5C	10/31/08
M2.15D	Floor 1 Plan Part 5D	10/31/08
M2.16A	Floor 1 Plan Part 6A 7 B	10/31/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	20 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
M2.16C	Floor 1 Plan Part 6C	10/31/08
M2.16D	Floor 1 Plan Part 6D	10/31/08
M2.17A	Floor 1 Plan Part 7A&B	9/19/08
M2.17C	Floor 1 Plan Part 7C	10/31/08
M2.17D	Floor 1 Plan Part 7D	10/31/08
M2.18A	Floor 1 Plan Part 8A &B	10/31/08
M2.18C	Floor 1 Plan Part 8C	1/12/09
M2.18D	Floor 1 Plan Part 8D	9/19/08
M2.19A	Floor l Plan Part 9A&B	1/19/09
M2.19C	Floor 1 Plan Part 9C	9/19/08
M2.19D	Floor 1 Plan Part 9D	1/19/09
M2.21A	Floor 2 Plan Part 1A	1/12/09
M2.21A-X	Floor 2 Plan Part 1A-Bid Option #03	1/19/09
M2.21B	Floor 2 Plan Part 1B	1/12/09
M2.21B-X	Floor 2 Plan Part 1B-Bid Option #03	1/19/09
M2.22A	Floor 2 Plan Part 2A	10/31/08
M2.22B	BSL4 Floor 2 Plan Part 2B	10/31/08
M2.22C	BSL4 Floor 2 Plan Part 2C	10/31/08
M2.23A	Floor 2 Plan Part 3A	10/31/08
M2.23B	BSL4 Floor 2 Plan Part 3B	10/31/08
M2.23C	BSL4 Floor 2 Plan Part 3C	10/31/08
M2.24A	Floor 2 Plan Part 4A	9/19/08
M2.24B	Floor 2 Plan Part 4B	9/19/08
M2.24C	Floor 2 Plan Part 4C	1/12/09
M2.24D	Floor 2 Plan Part 4D	9/19/08
M2.24E	Floor 2 Plan Part 4E	9/19/08
M2.24F	Floor 2 Plan Part 4F	1/12/09
M2.25A	Floor 2 Plan Part 5A	9/19/08
M2.25B	Floor 2 Plan Part 5B	9/19/08
M2.25C	Floor 2 Plan Part 5C	9/19/08
M2.25D	Floor 2 Plan Part 5D	9/19/08
M2.26A	Floor 2 Plan Part 6A & B	10/31/08
M2.26C	Floor 2 Plan Part 6C	10/31/08
M2.26D	Floor 2 Plan Part 6D	9/19/08
M2.27C	Floor 2 Plan Part 7C	9/19/08
M2.27D	Floor 2 Plan Part 7D	9/19/08
M2.28A	Floor 2 Plan Part 8A & B	9/19/08
M2.28C	Floor 2 Plan Part 8C	9/19/08
M2.28D	Floor 2 Plan Part 8D	9/19/08
M2.29A	Floor 2 Plan Part 9A	10/31/08
M2.29C	Floor 2 Plan Part 9C	9/19/08
M2.29D	Floor 2 Plan Part 9D	10/31/08
M2.31A	Floor 3 Plan Part 1A	1/19/09
M2.31B	Floor 3 Plan Part 1B	10/31/08
M2.32A	Floor 3 Plan Part 2A	10/31/08
M2.32B	BSL4 Floor 3 Plan Part 2B	10/31/08
MP2.32B	BSL4 Floor 3 Plan Part 2B	10/31/08
M2.32C	BSL4 Floor 3 Plan Part 2C	1/12/09
MP2.32C	BSL4 Floor 3 Plan Part 2C	10/31/08
M2.33A	Floor 3 Plan Part 3A	10/31/08
M2.33B	BSL4 Floor 3 Plan Part 3B	10/31/08
MP2.33B	BSL4 Floor 3 Plan Part 3B	10/31/08
M2.33B	BSL4 Floor 3 Plan Part 3C	10/31/08
MP2.33C	BSL4 Floor 3 Plan Part 3C	10/31/08
M2.34A	Floor 3 Plan Part 4A	10/31/08
M2.34B	Floor 3 Plan Part 4B	10/31/08
M2.34C	Floor 3 Plan Part 4C	1/19/09
M2.34D	Floor 3 Plan Part 4D	10/31/08
M2.34E	Floor 3 Plan Part 4E	10/31/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	21 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
M2.34F	Floor 3 Plan Part 4F	1/12/09
M2.35A	Floor 5 Plan Part 5A	10/31/08
M2.35B	Floor 3 Plan Part 5B	10/31/08
M2.35C	Floor 3 Plan Part 5C	9/19/08
M2.35D	Floor 3 Plan Part 5D	10/31/08*
M2.36A	Floor 3 Plan Part 6A & B	10/31/08*
M2.36C	Floor 5 Plan Part 6C	12/1/08
M2.36D	Floor 3 Plan Part 6D	1/19/09
M2.37C	Floor 3 Plan Part 7C	9/19/08
M2.37D	Floor 3 Plan Part 7D	10/31/08
M2.38A	Floor 3 Plan Part 8A & B	10/31/08
M2.38C	Floor 5 Plan Part 8C	9/19/08
M2.38D	Floor 3 Plan Part 8D	9/19/08
M2.39A	Floor 3 Plan Part 9A&B	10/31/08
M2.39C	Floor 5 Plan Part 9C	9/19/08
M2.39D	Floor 5 Plan Part 9D	1/19/09
M0.012	Cover Sheet-Mechanical-Part 2	1/12/09*
M0.022	Index of Drawings-Mechanical-Part 2	12/1/08
M0.11	General Information-Part 1	9/19/08
M0.12	General Information-Part 2	9/19/08
M2.41A	Floor 4 Plan Part 1A	10/31/08
M2.41B	Floor 4 Plan Part 1B	10/31/08
M2.41B-X	Floor 4 Plan Part 1B-Bid Option #03	10/31/08
M2.42A	Floor 4 Plan Part 2A	9/19/08
M2.42B	Floor 4 Plan Part 2B	9/19/08
M2•42C	Floor 4 Plan Part 2C	9/19/08
M2.43A	Floor 4 Plan Part 3A	12/1/08
M2.43B	Floor 4 Plan Part 3B	10/31/08
M2.43C	Floor 4 Plan Part 3C	9/19/08
M2.44A	Floor 4 Plan Part 4A	9/19/08
M2.44B	Floor 4 Plan Part 4B	9/19/08
M2.44C	Floor 4 Plan Part 4C	10/31/08
M2.44D	Floor 4 Plan Part 4D	9/19/08
M2.44E	Floor 4 Plan Part 4E	9/19/08
M2.44F	Floor 4 Plan Part 4F	1/19/09
M2.45A	Floor 4 Plan Part 5A	10/31/08
M2.45B	Floor 4 Plan Part 5B	9/19/08
M2.45C	Floor 4 Plan Part 5C	9/19/08
M2.45D	Floor 4 Plan Part 5D	9/19/08
M2.46A	Floor 4 Plan Part 6A & B	10/31/08
M2.46C	Floor 4 Plan Part 6C	12/1/08
M2.46D	Floor 4 Plan Part 6D	10/31/08
M2.47C	Floor 4 Plan Part 7C	10/31/08
M2.47D	Floor 4 Plan Part 7D	10/31/08
M2.48A	Floor 4 Plan Part 8A & B	10/31/08
M2.48C	Floor 4 Plan Part 8C	9/19/08
M2.48D	Floor 4 Plan Part 8D	10/31/08
M2.49A	Floor 4 Plan Part 9A& B	10/31/08
M2.49C	Floor 4 Plan Part 9C	10/31/08
M2.49D	Floor 4 Plan Part 9D	10/31/08
M2.51A	Floor 5 Plan Part 1A	10/31/08
M2.51B	Floor 5 Plan Part 18	10/31/08
M2.51B-X	Floor 5 Plan Part 18-Bid Option #03	10/31/08
M2.52A	Floor 5 Plan Part 2A	10/31/08
M2.52B	Floor 5 Plan Part 2B	10/31/08
M2.52C	Floor 5 Plan Part 2C	10/31/08
M2.53A	Floor 5 Plan Part 3A	10/31/08
M2.53B	Floor 5 Plan Part 38	10/31/08
M2.53C	Floor 5 Plan Part 3C	10/31/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	22 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
M2.54A	Floor 5 Plan Part 4A	10/31/08
M2.54B	Floor 5 Plan Part 4B	10/31/08
M2.54C	Floor 5 Plan Part 4C	9/19/08
M2.54D	Floor 5 Plan Part 4D	9/19/08
M2.54E	Floor 5 Plan Part 4E	10/31/08
M2.54F	Floor 5 Plan Part 4F	1/19/09
M2.55A	Floor 5 Plan Part 5A	10/31/08
M2.55B	Floor 5 Plan Part 5B	9/19/08
M2.55C	Floor 5 Plan Part 5C	10/31/08
M2.55D	Floor 5 Plan Part 5D	9/19/08
M2.56A	Floor 5 Plan Part 6A &B	10/31/08
M2.56C	Floor 5 Plan Part 6C	10/31/08
M2.56D	Floor 5 Plan Part 6C	10/31/08
M2.57A	Floor 5 Plan Part 7A & B	9/19/08
M2.57C	Floor 5 Plan Part 7C	10/31/08
M2.57D	Floor 5 Plan Part 7D	10/31/08
M2.58C	Floor 5 Plan Part 8C	10/31/08
M2.58D	Floor 5 Plan Part 8D	10/31/08
M2.59A	Floor 5 Plan Part 9A & B	9/19/08
M2.59C	Floor 5 Plan Part 9C	10/31/08
M2.59D	Floor 5 Plan Part 9D	10/31/08
M2.61A	Floor 6 Plan Part 1A	10/31/08
M2.61B	Floor 6 Plan Part 1B	10/31/08
M2.61B-X	Floor 6 Plan Part 1B-Bid Option #03	10/31/08
M2.62A	Floor 6 Plan Part 2A	10/31/08
M2.62B	Floor 6 Plan Part 2B	10/31/08
M2.62C	Floor 6 Plan Part 2C	10/31/08
M2.63A	Floor 6 Plan Part 3A	10/31/08
M2.63B	Floor 5 Plan Part 3B	10/31/08
M2.63C	Floor 6 Plan Part 3C	9/19/08
M2.64A	Floor 6 Plan Part 4A	9/19/08
M2.64B	Floor 6 Plan Part 4B	9/19/08
M2.64C	Floor 6 Plan Part 4C	9/19/08
M2.64D	Floor 6 Plan Part 4D	9/19/08
M2.64E	Floor 6 Plan Part 4E	9/19/08
M2.64F	Floor 6 Plan Part 4F	1/12/09
M2.65A	Floor 6 Plan Part 5A	9/19/08
M2.655	Floor 6 Plan Part 5B	9/19/08
M2.65C	Floor 6 Plan Part 5C	10/31/08
M2.65D	Floor 6 Plan Part 5D	10/31/08
M2.66A	Floor 6 Plan Part 6A	10/31/08
M2.66C	Floor 6 Plan Part 6C	9/19/08
M2.66D	Floor 6 Plan Part 6D	10/31/08
M2.67C	Floor 6 Plan Part 7C	1/12/09
M2.67C-X	Floor 6 Plan Part 7C-Bid Option #42	1/12/09
M2.67D	Floor 6 Plan Part 7D	1/12/09
M2.67D-X	Floor 6 Plan Part 7D-Bid Option #42	1/12/09
M2.68C	Floor 6 Plan Part 8C	10/31/08
M2.68D	Floor 6 Plan Part 8D	9/19/08
M2.69A	Floor 6 Plan Part 9A & B	9/19/08
M2.69C	Floor 6 Plan Part 9C	10/31/08
M2.69D	Floor 6 Plan Part 9D	10/31/08
M2.6P4F	Floor 6P Plan Part 4F	9/19/08
M2.6P6C	Floor 6P Plan Part 60	10/31/08
M2.6P6D	Floor 6P Plan Part 6D	10/31/08
M2.6P7C	Floor 6P Plan Part 7C	1/12/09
M2.6P7C-X	Floor 6P Plan Part 7C-Bid Option #42	1/12/09
M2.6P7D	Floor 6P Plan Part 7D	1/12/09
M2.6P7D-X	Floor 6P Plan Part 7D-Bid Option #42	1/12/09

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	23 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
M2.6P8C	Floor 6P Plan Part 8C	10/31/08
M2.6P8D	Floor 6P Plan Part 8D	10/31/08
M2.6P9C	Floor 6P Plan Part 9C	10/31/08
M2.6P9D	Floor 6P Plan Part 9D	10/31/08
M2.R4E	Roof Plan Part 4E	9/19/08
M0.013	Cover Sheet-Mechanical-Part 3	l/12/09*
M0.023	Index of Drawings-Mechanical-Part 3	12/1/08
M0.11	General Information Part 1	9/19/08
M0.12	General Information Part 2	9/19/08
M3.01	Airflow Diagram (Lab Offices and Amenities)	9/19/08
M3.02	Airflow Diagram (Atrium)	9/19/08
M3.03	Airflow Diagram (Logistics and VET MED)	9/19/08
M3.04	Airflow Diagram (BSL-2)	9/19/08
M3.05	Airflow Diagram ABSL-2 Zone 6A Main)	9/19/08
M3.06	Airflow Diagram (ABSL-2 Zone 6A Floor 2S)	9/19/08
M3.07	Airflow Diagram (ABSL-2 Zone 6A Floor 2N)	9/19/08
M3.08	Airflow Diagram (ABSL-2 Zone 6A Floor 4S)	9/19/08
M3.09	Airflow Diagram (ABSL-2 Zone 6A Floor 4N)	9/19/08
M3.10	Airflow Diagram (ABSL-2 Zone 6B Barrier)	9/19/08
M3.11	Airflow Diagram ((A)BSL-3E Zone 7)	10/31/08
M3.12	Airflow Diagram ((A)BSL-SE Zone 8)	9/19/08
M3.13	Airflow Diagram ((A)BSL-SE Zone 8C)	9/19/08
M3.14	Airflow Diagram ((A)BSL-SE Zone 15)	9/19/08
M3.15	Airflow Diagram ((A)BSL-SE Zone 16)	9/19/08
M3.16	Airflow Diagram ((A)BSL-SE Zone 17)	9/19/08
M3.17	Airflow Diagram ((A)BSL-SE Zone 18)	9/19/08
M3.18	Airflow Diagram ((A)BSL-SE Zone 19)	9/19/08
M3.19	Airflow Diagram (BSL-3E Zone 11)	9/19/08
M3.20	Airflow Diagram (BSL-3E Zone 12)	9/19/08
M3.21	Airflow Diagram (BSL-3E Zone 13)	9/19/08
M3.22	Airflow Diagram (BSL-3E Zone 14)	9/19/08
M3.23	Airflow and Pressurization Diagram (BSL3-E Aerobiology)	10/31/08
M3.24	Airflow Diagram ((A)BSL-3E Zone-16C, 18C & 20C)	10/31/08
M3.25	Clinic and Administration Offices Airflow Diagram	9/19/08
M3.26	Airflow Diagram (Non-Containment Corridor Zone 10-1)	10/31/08
M3.27	Airflow Diagram (Non-Containment Corridor Zone 10-2)	9/19/08
M3.28	Airflow Diagram (Non-Containment Corridor Zone 23-1)	9/19/08
M3.29	Airflow Diagram (Non-Containment Corridor Zone 23-2)	9/19/08
M3.30	Airflow Diagram ((A)BSL-3E Zone 20)	9/19/08
M3.31	Airflow & Pressurization Diagram BSL4Lab Suite AHU System Schematic Zones 25,26,27	10/31/08
M3.32	Airflow & Pressurization Diagram BSL4Lab Suite AHU System Schematic Zones 28,29,30	10/31/08
M4.01	Chilled Water Distribution Diagram-1	1/19/09
M4.02	Chilled Water Distribution Diagram-2	9/19/08
M4.03	Heating Hot Water Reheat Distribution Diagram-1	9/19/08
M4.04	Heating Hot Water Reheat Distribution Diagram-2	9/19/08
M4.05	Preheat Glycol/ Hot Water Distribution Diagram-1	9/19/08
M4.06	Preheat Glycol/ Hot Water Distribution Diagram-2	9/19/08
M4.07	Preheat/Heat Recovery Distribution Diagram	9/19/08
M4.08	Steam/ Condensate Distribution Diagram-1	1/19/09
M4.09	Steam/ Condensate Distribution Diagram-2	9/19/08
M4.10	Clean Steam Distribution Diagram	9/19/08
M4.1 I	Process Water Distribution Diagram	9/19/08
M4.12	BSL4 Mechanical Piping Schematic	10/31/08
M4.13	BSL4 Mechanical Piping Schematic	10/31/08
M5.01	Details	9/19/08
M5.02	Details	10/31/08
M5.03	Details	9/19/08
M5.04	BSL4 Details (Hepas)	10/31/08
M5.05	Details	10/31/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	24 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
M5.06	BSL4 Details (BSL4 AHU)	10/31/08
M5.07	Details	10131/08
M5.08	Details	10/31/08
M5.09	Details	9/19/0
M5.10	Details	1/12/09
M5.11	Details	10/31/08
M5.12	Details	9/19/0
M5.13	Details	10/31/08
M5.14	Details	12/1/0
M5.15	Details	1/12/09
M5.16	BSL4 Mechanical Room Fire Damper Details	10/31/08
M5.17	Details	9/19/0
M5.18	Details	10/31/08
M5.19	Details	9/19/0
MS5.01	Mechanical Security Details	9/19/0
M6.01	Sections	1/19/0
M6.02	Sections	9/19/08
M6.03	Sections	9/19/08
M6.04	Sections	9/19/08
M6.05	Sections	9/19/08
M6.06	Sections	9/19/08
M6.07	Sections	9/19/08
M6.08	BSL4 Section A-A	0/31/08
M6.09	BSL4 Section B-B	1/12/09
M6.10	BSL4 Section C-C	10/31/08
M6.11	Sections	9/19/08
M6.12	Sections	9/19/08
M6.13	Sections	9/19/08
M6.14	Sections	10/31/08
M6.15	Sections	10/31/08
M6.16	Sections	9/19/08
M6.17	Sections	9/19/08
M6.18	Sections	10/31/08
M6.30	Isometrics	9/19/08
M6.31	Isometrics	9/19/08
M6.32	Isometrics	9/19/08
M6.33	Isometrics	9/19/08
M6.34	Isometrics	10/31/08
M6.35	3rd Floor-BSL4	10/31/08
M6.36	4th and 5th Floor BSL4	10/31/08
M7.01	Schedules	9/19/08
M7.02	Schedules	10/31/08
M7.03	Schedules	1/12/09
M7.04	Schedules	9/19/08
M7.05	Schedules	10/31/08
M7.06	Schedules	9/19/08
M7.07	Schedules	9/19/08
M7.08	Schedules	1/19/09
M7.09	Schedules	9/19/08
M7.10	Schedules	10/31/08
M7.11	Schedules	1/19/09
M7.12	Schedules	10/31/08
M7.13	Schedules	10/31/08
M7.14	Schedules	9/19/08
M7.15	Schedules	10/31/08
M7.16	Schedules	9/19/08
M7.17	Schedules	9/19/08
M7.18	Schedules	9/19/08
M7.19	Schedules	1/12/09

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	25 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
M7.20	Schedules	9/19/08
M7.21	BSL4 Mechanical Schedules	10/31/08
M7.22	BSL4 Mechanical Schedules	10/31/08
M7.23	BSL4 Mechanical Schedules	10/31/08
M7.24	Schedules	1/12/09
M7.25	Schedules	1/12/09
M7.26	Schedules	9/19/08
M7.27	Schedules	1/12/09
M7.28	Schedules	1/12/09
M7.29	Schedules	1/12/09
M7.30	Schedules	1/12/09
M7.31	Mechanical Schedules	10/31/08
M7.32	Mechanical Schedules	9/19/08
M7.33	Schedules	9/19/08
M7.34	Schedules	9/19/08

PLUMBING
P0.011	Cover Sheet-Plumbing-Part 1	1/19/09
P0.021	Index of Drawings-Plumbing-Part 1	1/19/09
P0.11	General Information	9/19/08
P1.11	Floor 1 Underslab Plan Part 1	10/31/08
P1.11-X	Floor 1 Underslab Plan Part 1-Bid Option #03	10/31/08
P1.12	Floor l Underslab Plan Part 2	10/31/08
P1.13	Floor 1 Underslab Plan Part 3	9/19/08
P1.14	Floor 1 Underslab Plan Part 4	1/12/09
P1.15	Floor 1 Underslab Plan Part 5	1/12/09
P1.16	Floor 1 Underslab Plan Part 6	9/19/08
P1.17	Floor 1 Underslab Plan Part 7	1/12/09
P1.18	Floor 1 Underslab Plan Part 8	1/12/09
P1.19	Floor 1 Underslab Plan Part 9	1/12/09
P1.20	Floor Penetration Plan Part 1	9/19/08
P1.71	Roof Plan Parts 1 to 5	1/19/09
P1.76	Roof Plan Parts 6 to 9	1/12/09
P2.04F	Basement Plan Part 4F	1/19/09
P2.05B	Basement Plan Part 5B	9/19/08
P2.05D	Basement Plan Part 5D	9/19/08
P2.05E	Basement Plan Part 5E	9/19/08
P2.09AB	Basement Plan Parts 9A & 9B	1/19/09
P2.09D	Basement Plan Parts 9D	1/19/09
P2.11A	Floor 1 Plan Part 1A	1/12/09
P2.11A-X	Floor 1 Plan Part 1A-Bid Option #03	1/12/09
P2.11B	Floor 1 Plan Part 1B	1/12/09
P2.11B-X	Floor 1 Plan Part 1B-Bid Option #03	1/12/09
P2.12A	Floor 1 Plan Part 2A	1/12/09
P2.12B	Floor 1 Plan Part 2B	1/12/09
P2.12C	Floor l Plan Part 2C	1/12/09
P2.13A	Floor 1 Plan Part 3A	1/12/09
P2.13B	Floor 1 Plan Part 3B	1/12/09
P2.13C	Floor 1 Plan Part 3C	1/12/09
P2.14A	Floor l Plan Part 4A	1/19/09
P2.14B	Floor 1 Plan Part 4B	1/19/09
P2.14C	Floor 1 Plan Part 4C	1/19/09
P2.14D	Floor 1 Plan Part 4D	1/19/09
P2.14E	Floor 1 Plan Part 4E	1/19/09
P2.14F	Floor 1 Plan Part 4F	1/19/09
P2.15A	Floor l Plan Part 5A	1/12/09
P2.15B	Floor 1 Plan Part 5B	1/12/09
P2.15C	Floor 1 Plan Part 5C	1/12/09
P2.15D	Floor 1 Plan Part 5D	1/12/09

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	26 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
P2.16AB	Floor 1 Plan Parts 6A & 6B	9/19/08
P2.16C	Floor 1 Plan Parts 6C	9/19/08
P2.16D	Floor 1 Plan Parts 6D	1/12/09
P2.17AB	Floor 1 Plan Parts 7A & 7B	1/12/09
P2.17C	Floor 1 Plan Parts 7C	10/31/08
P2.17D	Floor 1 Plan Parts 7D	10/31/08
P2.18AB	Floor 1 Plan Parts 8A & 8B	1/12/09
P2.18C	Floor 1 Plan Parts 8C	1/12/09
P2.18D	Floor 1 Plan Parts 8D	1/12/09
P2.19AB	Floor 1 Plan Parts 9A & 9B	1/19/09
P2.19C	Floor 1 Plan Parts 9C	1/12/09
P2.19D	Floor 1 Plan Parts 9D	1/12/09
P2.21A	Floor 2 Plan Part 1A	10/31/08
P2.21A-X	Floor 2 Plan Part 1A- Bid Option #03	10/31/08
P2.21B	Floor 2 Plan Part 1B	9/19/08
P2.21B-X	Floor 2 Plan Part 1B- Bid Option #03	9/19/08
P2.22A	Floor 2 Plan Part 2A	1/12/09
P2.22B	Floor 2 Plan Part 2B	1/12/09
P2.22C	Floor 2 Plan Part 2C	1/12/09
P2.23A	Floor 2 Plan Part 3A	1/12/09
P2.23B	Floor 2 Plan Part 3B	1/12/09
P2.23C	Floor 2 Plan Part 3C	1/12/09
P2.24A	Floor 2 Plan Part 4A	1/12/09
P2.24B	Floor 2 Plan Part 4B	1/12/09
P2.24C	Floor 2 Plan Part 4C	1/12/09
P2.24D	Floor 2 Plan Part 4D	1/12/09
P2.24E	Floor 2 Plan Part 4E	1/12/09
P2.24F	Floor 2 Plan Part 4F	1/12/09
P2.25A	Floor 2 Plan Part 5A	1/19/09
P2.25B	Floor 2 Plan Part 5B	1/12/09
P2.25C	Floor 2 Plan Part 5C	1/12/09
P2.25D	Floor 2 Plan Part 5D	1/12/09
P2.26AB	Floor 2 Plan Part 6A & 6B	9/19/08
P2.26C	Floor 2 Plan Part 6C	10/31/08
P2.26D	Floor 2 Plan Part 6D	10/31/08
P2.27AB	Floor 2 Plan Part 7A & 7B	9/19/08
P2.27C	Floor 2 Plan Part 7C	10/31/08
P2.27D	Floor 2 Plan Part 7D	10/31/08
P2.28AB	Floor 2 Plan Part 8A & 8B	9/19/08
P2.28C	Floor 2 Plan Part 8C	10/31/08
P2.28D	Floor 2 Plan Part 8D	10/31/08
P2.29AB	Floor 2 Plan Part 9A & 9B	9/19/08
P2.29C	Floor 2 Plan Part 9C	1/12/09
P2.29D	Floor 2 Plan Part 9D	1/19/09
P0.012	Cover Sheet- Plumbing- Part 2	1/19/09
P0.022	Index of Drawings- Plumbing- Part 2	10/31/08
P0.12	General Information	9/19/08
P2.31A	Floor 3 Plan Part 1A	10/31/08
P2.31B	Floor 3 Plan Part 1B	10/31/08
P2.32A	Floor 3 Plan Part 2A	1/12/09
P2.32B	Floor 3 Plan Part 2B	1/12/09
P2.32C	Floor 3 Plan Part 2C	1/12/09
P2.33A	Floor 3 Plan Part 3A	1/19/09
P2.33B	Floor 3 Plan Part 3B	1/12/09
P2.33C	Floor 3 Plan Part 3C	1/12/09
P2.34A	Floor 3 Plan Part 4A	1/19/09
P2.34B	Floor 3 Plan Part 4B	1/19/09
P2.34C	Floor 3 Plan Part 4C	1/12/09
P2.34D	Floor 3 Plan Part 4D	1/12/09

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	27 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
P2.34E	Floor 3 Plan Part 4E	1/12/09
P2.34F	Floor 3 Plan Part 4F	1/12/09
P2.35A	Floor 3 Plan Part 5A	1/12/09
P2.35B	Floor 3 Plan Part 5B	10/31/08
P2.35C	Floor 3 Plan Part 5C	1/12/09
P2.35D	Floor 3 Plan Part 5D	10/31/08
P2.36AB	Floor 3 Plan Part 6A & 6B	9/19/08
P2.36C	Floor 3 Plan Part 6C	9/19/08
P2.36D	Floor 3 Plan Part 6D	1/12/09
P2.37AB	Floor 3 Plan Part 7A & 7B	9/19/08
P2.37C	Floor 3 Plan Part 7C	10/31/08
P2.37D	Floor 3 Plan Part 7D	10/31/08
P2.38AB	Floor 3 Plan Part 8A & 8B	9/19/08
P2.38C	Floor 3 Plan Part 8C	10/31/08
P2.38D	Floor 3 Plan Part 8D	10/31/08
P2.39AB	Floor 3 Plan Part 9A & 9B	9/19/08
P2.39C	Floor 3 Plan Part 9C	10/31/08
P2.39D	Floor 3 Plan Part 9D	1/12/09
P2.41A	Floor 4 Plan Part 1A	1/12/09
P2.41B	Floor 4 Plan Part lB	1/12/09
P2.42A	Floor 4 Plan Part 2A	1/12/09
P2.42B	Floor 4 Plan Part 2B	1/12/09
P2.42C	Floor 4 Plan Part 2C	1/12/09
P2.43A	Floor 4 Plan Part 3A	1/19/09
P2.43B	Floor 4 Plan Part 3B	1/12/09
P2.43C	Floor 4 Plan Part 3C	1/12/09
P2.44A	Floor 4 Plan Part 4A	1/12/09
P2.44B	Floor 4 Plan Part 4B	1/12/09
P2.44C	Floor 4 Plan Part 4C	1/12/09
P2.44D	Floor 4 Plan Part 4D	1/19/09
P2.44E	Floor 4 Plan Part 4E	1/12/09
P2.44F	Floor 4 Plan Part 4F	1/12/09
P2.45A	Floor 4 Plan Part 5A	9/19/08
P2.45B	Floor 4 Plan Part 5B	1/12/09
P2.45C	Floor 4 Plan Part 5C	1/12/09
P2.45D	Floor 4 Plan Part 5D	1/12/09
P2.46AB	Floor 4 Plan Part 6A & 6B	9/19/08
P2.46C	Floor 4 Plan Part 6C	9/19/08
P2.46D	Floor 4 Plan Part 6D	10/31/08
P2.47AB	Floor 4 Plan Part 7A & 7B	9/19/08
P2.47C	Floor 4 Plan Part 7C	10/31/08
P2.47D	Floor 4 Plan Part 7D	10/31/08
P2.48AB	Floor 4 Plan Part 8A & 8B	9/19/08
P2.48C	Floor 4 Plan Part 8C	10/31/08
P2.48D	Floor 4 Plan Part 8d	10/31/08
P2.49AB	Floor 4 Plan Part 9A & 9B	9/19/08
P2.49C	Floor 4 Plan Part 9C	1/12/09
P2.49D	Floor 4 Plan Part 9D	1/12/09
P2.51A	Floor 5 Plan Part lA	10/31/08
P2.51B	Floor 5 Plan Part lB	10/31/08
P2.52A	Floor 5 Plan Part 2A	10/31/08
P2.52B	Floor 5 Plan Part 2B	10/31/08
P2.52C	Floor 5 Plan Part 2C	10/31/08
P2.53A	Floor 5 Plan Part 3A	10/31/08
P2.53B	Floor 5 Plan Part 3B	10/31/08
P2.53C	Floor 5 Plan Part 3C	10/31/08
P2.54A	Floor 5 Plan Part 4A	10/31/08
P2.54B	Floor 5 Plan Part 4B	10/31/08
P2.54C	Floor 5 Plan Part 4C	1/12/09

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	28 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
P2.54C_ALT	Floor 5 Plan Part 4C	10/31/08
P2.54D	Floor 5 Plan Part 4D	1/12/09
P2.54E	Floor 5 Plan Part 4E	10/31/08
P2.54F	Floor 5 Plan Part 4F	1/19/09
P2.55A	Floor 5 Plan Part 5A	1/12/09
P2.55B	Floor 5 Plan Part 5B	1/19/09
P2.55C	Floor 5 Plan Part 5C	1/12/09
P2.55D	Floor 5 Plan Part 5D	1/19/09
P2.56AB	Floor 5 Plan Part 6A & 6B	9/19/08
P2.56C	Floor 5 Plan Part 6C	9/19/08
P2.56D	Floor 5 Plan Part 6D	10/31/08
P2.57AB	Floor 5 Plan Part 7A & 7B	1/12/09*
P2.57C	Floor 5 Plan Part 7C	1/19/09*
P2.57D	Floor 5 Plan Part 7D	10/31/08
P2.58AB	Floor 5 Plan Part 8A & 8B	9/19/08
P2.58C	Floor 5 Plan Part 8C	10/31/08
P2.58D	Floor 5 Plan Part 8D	1/19/09
P2.59AB	Floor 5 Plan Part 9A & 9B	9/19/08
P2.59C	Floor 5 Plan Part 9C	10/31/08
P2.59D	Floor 5 Plan Part 9D	1/12/09
P0.013	Cover Sheet- Plumbing- Part 3	1/19/09
P0.023	Index of Drawings- Plumbing- Part 3	1/12/09
P0.13	General Information	9/19/08
P2.61A	Floor 6 Plan Part 1A	1/19/09
P2.61B	Floor 6 Plan Part 1B	10/31/08
P2.62A	Floor 6 Plan Part 2A	1/12/09
P2.62B	Floor 6 Plan Part 2B	10/31/08
P2.62C	Floor 6 Plan Part 2C	1/19/09
P2.63A	Floor 6 Plan Part 3A	1/12/09
P2.63B	Floor 6 Plan Part 3B	10/31/08
P2.63C	Floor 6 Plan Part 3C	10/31/08
P2.64A	Floor 6 Plan Part 4A	10/31/08
P2.64B	Floor 6 Plan Part 4B	10/31/08
P2.64C	Floor 6 Plan Part 4C	1/12/09
P2.64D	Floor 6 Plan Part 4D	1/19/09
P2.64E	Floor 6 Plan Part 4E	1/19/09
P2.64F	Floor 6 Plan Part 4F	10/31/08
P2.65A	Floor 6 Plan Part 5A	1/12/09
P2.65B	Floor 6 Plan Part 5B	1/12/09
P2.65C	Floor 6 Plan Part 5C	9/19/08
P2.65D	Floor 6 Plan Part 5D	1/12/09
P2.66AB	Floor 6 Plan Part 6A & 6B	9/19/08
P2.66C	Floor 6 Plan Part 6C	9/19/08
P2.66D	Floor 6 Plan Part 6D	1/19/09
P2.67AB	Floor 6 Plan Part 7A & 7B	9/19/08
P2.67C	Floor 6 Plan Part 7C	10/31/08
P2.67D	Floor 6 Plan Part 7D	1/12/09
P2.68AB	Floor 6 Plan Part 8A & 8B	9/19/08
P2.68C	Floor 6 Plan Part 8C	1/12/09
P2.68D	Floor 6 Plan Part 8D	10/31/08
P2.69AB	Floor 6 Plan Part 9A & 9B	9/19/08
P2.69C	Floor 6 Plan Part 9C	10/31/08
P2.69D	Floor 6 Plan Part 9D	01/12/09
P2.6P4F	Floor 6P Plan Part 4F	9/19/08
P2.6P6C	Floor 6P Plan Part 6C	9/19/08
P2.6P6D	Floor 6P Plan Part 6D	9/19/08
P2.6P7C	Floor 6P Plan Part 7C	1/12/09
P2.6P7D	Floor 6P Plan Part 7D	9/19/08
P2.6P8C	Floor 6P Plan Part 8C	9/19/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	29 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
P2.6P8D	Floor 6P Plan Part 8D	9/19/08
P2.6P9C	Floor 6P Plan Part 9C	9/19/08
P2.6P9D	Floor 6P Plan Part 9D	1/19/09
P3.01	Schedules	1/19/09
P3.02	Schedules	1/19/09
P3.03	Schedules	1/12/09
P4.01	Risers Storm Water	9/19/08
P4.02	Risers Storm Water	9/19/08
P4.03	Risers Sanitary Waste	1/19/09
P4.04	Risers Sanitary Waste	1/12/09
P4.05	Risers Sanitary Waste	9/19/08
P4.06	Risers Laboratory Waste	9/19/08
P4.07	Risers Bio Waste	1/12/09
P4.08	Risers Bio Waste	10/31/08
P4.09	Risers Bio Waste	1/12/09
P4.10	Risers Sanitary Waste BSL-2 Wing	10/31/08
P4.11	Risers Sanitary Waste BSL-2 Wing	1/19/09
P4.12	Risers Laboratory Waste BSL-2 Wing	9/19/08
P4.13	Risers Laboratory Waste BSL-2 Wing	9/19/08
P4.14	Risers Laboratory WaSite BSL-2 Wing	9/19/08
P4.15	Risers Bio Waste	10/31/08
P4.16	Risers Bio Waste	10/31/08
P4.17	Risers Bio Waste	10/31/08
P4.18	Risers	1/12/09
P4.19	Risers	1/12/09
P4.20	Risers Domestic Water	1/12/09
P4.21	Risers Domestic Water- High Containment Wing	1/19/09
P4.22	Risers Domestic Water- BSL-2 Wing	1/19/09
P4.23	Risers Laboratory Water- BSL-2 Wing	10/31/08
P4.24	Risers BSL-3/BSL-4 Laboratory Water	1/12/09
P4.25	Risers ABSL-2 Lab Water	1/19/09
P4.26	Risers Tempered Water- High Containment Wing	10/31/08
P4.27	Risers Tempered Water- BSL-2 Wing	10/31/08
P4.28	Risers Softened Cold Water	1/19/09
P4.29	Risers RO Water- BSL-2 Wing	10/31/08
P4.30	Risers RO-4 Water- High Containment Wing	10/31/08
P4.31	Risers RO-3 Water- High Containment Wing	10/31/08
P4.32	Risers Laboratory Vacuum	1/12/09
P4.33	Risers Compressed Air	1/12/09
P4.34	Risers Liquid Nitrogen	1/12/09
P4.35	Risers Carbon Dioxide	1/12/09
P4.36	Clinic Domestic Water Risers	10/31/08
P4.37	Risers	1/12/09
P4.38	Clinic Special Services Risers	9/19/08
P4.39	Risers Detergent Systems	9/19/08
P4.40	Risers Tampered Water BSL-2 Wing	10/31/08
P4.41	Risers Laboratory Water-BSL-4	1/12/09
P4.42	Risers Laboratory Waste-BSL-5	1/12/09
P4.43	Risers Sanitary Waste	1/12/09
P4.44	Risers Sanitary Waste	1/12/09
P4.45	Risers Sanitary Waste	1/12/09
P4.46	Risers Sanitary Waste	1/12/09
P4.47	Risers Laboratory Vacuum	1/12/09
P4.48	Risers Carbon Dioxide	1/12/09
P4.50	Risers Compressed Air	1/12/09
P4.51	Risers Sanitary Waste	1/19/09
P5.01	Water Heater Details	9/19/08
P5.02	Water Heater Details	9/19/08
P5.03	Water Service Details	9/19/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	30 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
P5.04	BSL-2 Wing Plumbing Closet South End	1/19/09
P5.05	BSL-2 Wing Plumbing Closet North End	1/12/09
P5.06	Containment Area Plumbing Details	1/12/09
P5.07	Lab Gas Equipment Details	1/19/09
P5.08	Lab Gas Equipment Details	10/31/08
P5.09	Plumbing Details	1/19/09
P5.10	Plumbing Details	1/19/09
P5.11	Details BSL-4	1/12/09
P5.12	Details BSL-4	1/19/09
P5.13	BSL-3 Details	10/31/08
P5.14	Plumbing Details	9/19/08
P5.15	Plumbing Details	1/19/09
P5.16	Plumbing Details	12/1/08
P5.17	RO Water Equipment Details BSL-3 & BSL-4 Areas	1/19/09
P5.18	RO Water Equipment Details BSL-2 Area	1/19/09
P5.19	Plumbing Details	1/12/09
P5.20	Animal Watering Details	1/19/09
P5.21	Animal Watering Details	10/31/08
P5.22	Plumbing Details	1/19/09
P5.23	Plumbing Details	1/19/09
P5.24	Plumbing Details	9/19/08
P5.25	Containment Area Plumbing Details	10/31/08
P5.26	Holding Room Plumbing Details	10/31/08
P5.27	Detergent System Details	1/12/09
P5.28	Solar Thermal Heating System- Bid Option #02	9/19/09
P5.29	3rd Floor High Containment Plumbing Closet	1/12/09
P5.30	1st Floor High Containment Plumbing Closet	9/19/08
P5.31	3rd Floor Plumbing Closet	1/12/09
P6.01	Chemical Shower System Schematic	1/12/09
P6.02	Breathing Air System Schematic	10/31/08
P6.03	Tissue Digester Schematic	9/19/08

FIRE PROTECTION
F0.011	Cover Sheet- Fire Protection	1/19/09
F0.021	Index of Drawings- Fire Protection	1/19/09
F0.11	General Information	1/12/09
F0.401	Basement Plan Parts 1 to 5	1/19/09
F0.411	Floor 1 Plan Parts 1 to 5	12/1/08
F0.416	Floor 1 Plan Parts 6 to 9	12/1/08
F0.421	Floor 2 Plan Parts 1 to 5	1/19/09
F0.426	Floor 2 Plan Parts 6 to 9	10/31/08
F0.431	Floor 3 Plan Parts 1 to 5	10/31/08
F0.436	Floor 3 Plan Parts 6 to 9	10/31/08
F0.441	Floor 4 Plan Parts 1 to 5	1/19/09
F0.446	Floor 4 Plan Parts 6 to 9	10/31/08
F0.451	Floor 5 Plan Parts 1 to 5	9/19/08
F0.456	Floor 5 Plan Parts 6 to 9	10/31/08
F0.461	Floor 6 Plan Parts 1 to 5	1/12/09
F0.466	Floor 6 Plan Parts 6 to 9	1/12/09
F0.46P1	Floor 6P Plan Parts 1 to 5	1/19/09
F0.46P6	Floor 6P Plan Parts 6 to 9	9/19/08
F1.16	Floors 1 & 2 BSL-2 Plan Part 6 Enlarged Plans	10/31/08
Fl .22	Floor 2 BSL4 FP Plan Part 2	10/31/08
Fl .23	Floor 2 BSL4 FP Plan Part 3	10/31/08
F1.32	Floor 3 BSL4 FP Plan Part 2	10/31/08
F1.33	Floor 3 BSL4 FP Plan Part 3	10/31/08
P3.01	Schedules	10/31/08
F4.01	Risers	10/31/08
F5.01	Details	9/19/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	31 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
F5.02	Details	9/19/08
F5.03	Details	9/19/08
F5.04	BSL-4 Details	10/31/08
F5.05	Details	9/19/08
F5.06	Details	12/01/08*

ELECTRICAL
E0.011	Cover Sheet- Electrical- Part 1	1/12/09*
E0.021	Index of Drawings- Electrical- Part 1	1/12/09*
E0.11	Symbol List- Part 1	9/19/08
E0.12	Symbol List — Part 2	10/31/08
ELS0.01	Site Lighting Plan Area 1 Phase 1	9/19/08
ELS0.02	Site Lighting Plan Area 2 Phase 1	9/19/08
ELS0.03	Site Lighting Plan Area 3 Phase 1	9/19/08
ELS0.04	Site Lighting Plan Area 4 Phase 1	9/19/08
ELS0.05	Site Lighting Plan Area 5 Phase 1	9/19/08
ELS0.06	Site Lighting Plan Area 6 Phase 1	9/19/08
ELS0.07	Site Lighting Plan Area 7 Phase 1	9/19/08
ELS0.08	Site Lighting Plan Area 8 Phase 1	9/19/08
ELS0.09	Site Lighting Plan Area 9 Phase 1	9/19/08
ELSO.17	Site Lighting Schedule and Details	9/19/08
EPS0.01	Partial Site Plan-Power	1/19/09
EL1.04	Basement Floor Plan Part 4- Lighting	1/19/09
EL1.05	Basement Floor Plan Part 5- Lighting	9/19/08
EL1.05E	Basement Floor Plan Part 5E Tunnel- Lighting	9/19/08*
EL1.09	Basement Floor Plan Part 9- Lighting	1/19/09
EL1.11	Floor 1 Plan Part 1- Lighting	10/31/08
EL1.11-X	Floor 1 Plan Part 1- Lighting- Bid Option #03	10/31/08
EL1.12	Floor 1 Plan Part 2- Lighting	9/19/08
EL1.13	Floor 1 Plan Part 3- Lighting	9/19/08
EL1.14	Floor 1 Plan Part 4- Lighting	1/19/09
EL1.15	Floor 1 Plan Part 5- Lighting	10/31/08
EL1.16	Floor 1 Plan Part 6- Lighting	10/31/08
EL1.17	Floor 1 Plan Part 7- Lighting	10/31/08
EL1.18	Floor 1 Plan Part 8- Lighting	10/31/08
EL1.19	Floor 1 Plan Part 9- Lighting	1/19/09
EL1.21	Floor 2 Plan Part 1- Lighting	9/19/08
EL1.21-X	Floor 2 Plan Part 1- Lighting — Bid Option #03	10/31/08
EL1.22	Floor 2 Plan Part 2- Lighting	10/31/08
EL1.23	Floor 2 Plan Part 3- Lighting	10/31/08
EL1.24	Floor 2 Plan Part 4- Lighting	9/19/08
EL1.25	Floor 2 Plan Part 5- Lighting	9/19/08
EL1.26	Floor 2 Plan Part 6- Lighting	9/19/08
EL1.27	Floor 2 Plan Part 7- Lighting	9/19/08
EL1.28	Floor 2 Plan Part 8- Lighting	9/19/08
EL1.29	Floor 2 Plan Part 9- Lighting	10/31/08
EL1.2TZ2	Floor 2 Transition Zone Plan Part 2- Lighting	9/19/08
EL1.2TZ3	Floor 2 Transition Zone Plan Part 3- Lighting	9/19/08
EL1.2TZ4	Floor 2 Transition Zone Plan Part 4- Lighting	9/19/08
EL1.31	Floor 3 Plan Part 1- Lighting	10/31/08
EL1.32	Floor 3 Plan Part 2- Lighting	9/19/08
EL1.33	Floor 3 Plan Part 3- Lighting	9/19/08
EL1.34	Floor 3 Plan Part 4- Lighting	9/19/08
EL1.35	Floor 3 Plan Part 5- Lighting	9/19/08
EL1.36	Floor 3 Plan Part 6- Lighting	9/19/08
EL1.37	Floor 3 Plan Part 7- Lighting	9/19/08
EL1.38	Floor 3 Plan Part 8- Lighting	9/19/08
EL1.39	Floor 3 Plan Part 9- Lighting	9/19/08
EL1.41	Floor 4 Plan Part 1- Lighting	9/19/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	32 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
EL1.42	Floor 4 Plan Part 2- Lighting	9/19/08
EL1.43	Floor 4 Plan Part 3- Lighting	9/19/08
EL1.44	Floor 4 Plan Part 4- Lighting	9/19/08
EL1.45	Floor 4 Plan Part 5- Lighting	9/19/08
EL1.46	Floor 4 Plan Part 6- Lighting	10/31/08
EL1.47	Floor 4 Plan Part 7- Lighting	9/19/08
EL1.48	Floor 4 Plan Part 8- Lighting	9/19/08
EL1.49	Floor 4 Plan Part 9- Lighting	9/19/08
EL1.4TZ2	Floor 4 Transition Zone Plan Part 2- Intrusion Alarm	9/19/08
EL1.4TZ3	Floor 4 Transition Zone Plan Part 3- Intrusion Alarm	9/19/08
EL1.4TZ4	Floor 4 Transition Zone Plan Part 4- Intrusion Alarm	9/19/08
EL1.51	Floor 5 Plan Part 1- Lighting	9/19/08*
EL1.52	Floor 5 Plan Part 2- Lighting	9/19/08*
EL1.53	Floor 5 Plan Part 3- Lighting	9/19/08*
EL1.54	Floor 5 Plan Part 4- Lighting	9/19/08*
EL1.55	Floor 5 Plan Part 5- Lighting	9/19/08*
EL1.56	Floor 5 Plan Part 6- Lighting	9/19/08
EL1.57	Floor 5 Plan Part 7- Lighting	9/19/08
EL1.58	Floor 5 Plan Part 8- Lighting	9/19/08
EL1.59	Floor 5 Plan Part 9- Lighting	9/19/08
EL1.61	Floor 6 Plan Part 1- Lighting	9/19/08*
EL1.62	Floor 6 Plan Part 2- Lighting	9/19/08*
EL1.63	Floor 6 Plan Part 3- Lighting	9/19/08*
EL1.64	Floor 6 Plan Part 4- Lighting	9/19/08*
EL1.65	Floor 6 Plan Part 5- Lighting	9/19/08*
EL1.66	Floor 6 Plan Part 6- Lighting	9/19/08
EL1.67	Floor 6 Plan Part 7- Lighting	9/19/08*
EL1.68	Floor 6 Plan Part 8- Lighting	9/19/08
EL1.69	Floor 6 Plan Part 9- Lighting	9/19/08*
EL1.6P4	Floor 6P Plan Part 4- Lighting	9/19/08
EL1.6P6	Floor 6P Plan Part 6- Lighting	9/19/08
EL1.6P7	Floor 6P Plan Part 7- Lighting	10/31/08
EL1.6P8	Floor 6P Plan Part 8- Lighting	10/31/08
EL1.6P9	Floor 6P Plan Part 9- Lighting	9/19/08
EP1.04	Basement Floor Plan Part 4- Power	1/19/09
EP1.05	Basement Floor Plan Part 5- Power	9/19/08
EP1.05E	Basement Floor Plan Part 5E Tunnel- Power	9/19/08
EP1.09	Basement Floor Plan Part 9- Power	1/19/09
EP1.11	Floor 1 Plan Part 1- Power	10/31/08
EP1.11-X	Floor 1 Plan Part 1- Power- Bid Option #03	10/31/08
EP1.12	Floor 1 Plan Part 2- Power	9/19/08*
EP1.13	Floor 1 Plan Part 3- Power	9/19/08
EP1.14	Floor 1 Plan Part 4- Power	1/19/09
EP1.14-X	Floor 1 Plan Part 4- Power- Bid Option #29	12/1/08
EP1.15	Floor 1 Plan Part 5- Power	1/12/09
EP1.16	Floor 1 Plan Part 6- Power	1/12/09
EP1.17	Floor 1 Plan Part 7- Power	9/19/08
EP1.18	Floor 1 Plan Part 8- Power	12/1/08
EP1.19	Floor 1 Plan Part 9- Power	1/19/09
EP1.19-X	Floor 1 Plan Part 9- Power- Bid Option #29	12/1/08
EP1.21	Floor 2 Plan Part 1- Power	9/19/08
EP1.21-X	Floor 2 Plan Part 1- Power- Bid Option #03	10/31/08
EP1.22	Floor 2 Plan Part 2- Power	9/19/08
EP1.23	Floor 2 Plan Part 3- Power	9/19/08
EP1.24	Floor 2 Plan Part 4- Power	10/31/08
EP1.25	Floor 2 Plan Part 5- Power	10/31/08
EP1.26	Floor 2 Plan Part 6- Power	10/31/08
EP1.27	Floor 2 Plan Part 7- Power	10/31/08
EEP1.28	Floor 2 Plan Part 8- Power	10/31/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	33 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
EP1.29	Floor 2 Plan Part 9- Power	10/31/08
EP1.2TZ2	Floor 2 Transition Zone Plan Part 2- Power	9/19/08
EP1.2TZ3	Floor 2 Transition Zone Plan Part 3- Power	9/19/08
EP1.2TZ4	Floor 2 Transition Zone Plan Part 4- Power	10/31/08
EP2.22B	BSL4 Floor 2 Plan Part 2B- Power	10/31/08
EP2.22C	BSL4 Floor 2 Plan Part 2C- Power	9/19/08
EP2.23B	BSL4 Floor 2 Plan Part 3B- Power	10/31/08
EP2.23C	BSL4 Floor 2 Plan Part 3C- Power	9/19/08
EP1.31	Floor 3 Plan Part 1- Power	9/19/08*
EP1.32	Floor 3 Plan Part 2- Power	1/19/09
EP1.33	Floor 3 Plan Part 3- Power	1/19/09
EP1.34	Floor 3 Plan Part 4- Power	10/31/08*
EP1.35	Floor 3 Plan Part 5- Power	10/31/08*
EP1.36	Floor 3 Plan Part 6- Power	10/31/08*
EP1.37	Floor 3 Plan Part 7- Power	9/19/08
EP1.38	Floor 3 Plan Part 8- Power	9/19/08
EP1.39	Floor 3 Plan Part 9- Power	10/31/08
EP1.41	Floor 4 Plan Part 1- Power	10/31/08
EP1.42	Floor 4 Plan Part 2- Power	9/19/08
EP1.43	Floor 4 Plan Part 3- Power	01/12/09
EP1.44	Floor 4 Plan Part 4- Power	10/31/08
EP1.45	Floor 4 Plan Part 5- Power	9/19/08
EP1.46	Floor 4 Plan Part 6- Power	9/19/08
EP1.47	Floor 4 Plan Part 7- Power	9/19/08
EP1.48	Floor 4 Plan Part 8- Power	9/19/08
EP1.49	Floor 4 Plan Part 9- Power	10/31/08
EP1.4TZ2	Floor 4 Transition Zone Plan Part 2- Power	10/31/08
EP1.4TZ3	Floor 4 Transition Zone Plan Part 3- Power	10/31/08
EP1.4TZ4	Floor 4 Transition Zone Plan Part 4- Power	10/31/08
EP1.51	Floor 5 Plan Part 1- Power	10/31/08
EP1.52	Floor 5 Plan Part 2- Power	10/31/08
EP1.53	Floor 5 Plan Part 3- Power	10/31/08
EP1.54	Floor 5 Plan Part 4- Power	10/31/08
EP1.55	Floor 5 Plan Part 5- Power	10/31/08
EP1.56	Floor 5 Plan Part 6- Power	10/31/08
EP1.57	Floor 5 Plan Part 7- Power	9/19/08
EP1.58	Floor 5 Plan Part 8- Power	9/19/08
EP1.59	Floor 5 Plan Part 9- Power	10/31/08
EP1.61	Floor 6 Plan Part 1- Power	9/19/08
EP1.62	Floor 6 Plan Part 2- Power	10/31/08
EP1.63	Floor 6 Plan Part 3- Power	10/31/08
EP1.64	Floor 6 Plan Part 4- Power	10/31/08
EP1.65	Floor 6 Plan Part 5- Power	10/31/08
EP1.66	Floor 6 Plan Part 6- Power	10/31/08
EP1.67	Floor 6 Plan Part 7- Power	1/12/09
EP1.67-X	Floor 6 Plan Part 7- Power- Bid Option #42	1/12/09
EP1.68	Floor 6 Plan Part 8- Power	10/31/08
EP1.69	Floor 6 Plan Part 8- Power	10/31/08
EP1.6P4	Floor 6P Plan Part 4- Power	10/31/08
EP1.6P6	Floor 6P Plan Part 6- Power	9/19/08*
EP1.6P7	Floor 6P Plan Part 7- Power	9/19/08*
EP1.6P8	Floor 6P Plan Part 8- Power	9/19/08*
EP0.28A	Roof Plan Part 1-5- Power	9/19/08*
EP0.28B	Roof Plan Part 6-9- Power	9/19/08*
E0.012	Cover Sheet- Electrical- Part 2	1/12/09*
E0.022	Index of Drawings- Electrical- Part 2	1/19/09
E0.11	Symbol List Part 1	9/19/08
E0.12	Symbol List Part 2	10/31/08
ECS0.01	Site Plan Communications	9/19/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	34 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
EC1.04	Basement Floor Plan Part 4- Communications	1/19/09
EC1.05	Basement Floor Plan Part 5- Communications	9/19/08
EC1.05E	Basement Floor Plan Part 5E Tunnel- Communications	9/19/08
EC1.09	Basement Floor Plan Part 9- Communications	1/19/09
EC1.11	Floor 1 Plan Part 1- Communications	10/31/08
EC1.11-X	Floor 1 Plan Part 1- Communications- Bid Option #03	10/31/08
EC1.12	Floor 1 Plan Part 2- Communications	9/19/08
EC1.13	Floor 1 Plan Part 3- Communications	9/19/08
EC1.14	Floor 1 Plan Part 4- Communications	1/19/09
EC1.15	Floor 1 Plan Part 5- Communications	10/31/08
EC1.16	Floor 1 Plan Part 6- Communications	10/31/08
EC1.17	Floor 1 Plan Part 7- Communications	10/31/08
EC1.18	Floor 1 Plan Part 8- Communications	10/31/08
EC1.19	Floor 1 Plan Part 9- Communications	10/31/08
EC1.21	Floor 2 Plan Part 1- Communications	9/19/08
EC1.21-X	Floor 2 Plan Part 1- Communications- Bid Option #03	9/19/08
EC1.22	Floor 2 Plan Part 2- Communications	10/31/08
EC1.23	Floor 2 Plan Part 3- Communications	9/19/08
EC1.24	Floor 2 Plan Part 4- Communications	9/19/08
EC1.25	Floor 2 Plan Part 5- Communications	10/31/08
EC1.26	Floor 2 Plan Part 6- Communications	9/19/08
EC1.27	Floor 2 Plan Part 7- Communications	9/19/08
EC1.28	Floor 2 Plan Part 8- Communications	9/19/08
EC1.29	Floor 2 Plan Part 9- Communications	9/19/08
EC1.31	Floor 3 Plan Part 1- Communications	9/19/08
EC1.32	Floor 3 Plan Part 2- Communications	9/19/08
EC1.33	Floor 3 Plan Part 3- Communications	9/19/08
EC1.34	Floor 3 Plan Part 4- Communications	9/19/08
EC1.35	Floor 3 Plan Part 5- Communications	9/19/08
EC1.36	Floor 3 Plan Part 6- Communications	9/19/08
EC1.37	Floor 3 Plan Part 7- Communications	9/19/08
EC1.38	Floor 3 Plan Part 8- Communications	9/19/08
EC1.39	Floor 3 Plan Part 9- Communications	9/19/08
EC1.41	Floor 4 Plan Part 1- Communications	9/19/08
EC1.42	Floor 4 Plan Part 2- Communications	9/19/08
EC1.43	Floor 4 Plan Part 3- Communications	9/19/08
EC1.44	Floor 4 Plan Part 4- Communications	9/19/08
EC1.45	Floor 4 Plan Part 5- Communications	1/19/09
EC1.46	Floor 4 Plan Part 6- Communications	9/19/08
EC1.47	Floor 4 Plan Part 7- Communications	9/19/08
EC1.48	Floor 4 Plan Part 8- Communications	9/19/08
EC1.49	Floor 4 Plan Part 9- Communications	9/19/08
EC1.51	Floor 5 Plan Part 1- Communications	9/19/08
EC1.52	Floor 5 Plan Part 2- Communications	9/19/08
EC1.53	Floor 5 Plan Part 3- Communications	9/19/08
EC1.54	Floor 5 Plan Part 4- Communications	9/19/08
EC1.55	Floor 5 Plan Part 5- Communications	9/19/08
EC1.56	Floor 5 Plan Part 6- Communications	9/19/08
EC1.57	Floor 5 Plan Part 7- Communications	9/19/08
EC1.58	Floor 5 Plan Part 8- Communications	9/19/08
EC1.59	Floor 5 Plan Part 9- Communications	10/31/08
EC1.61	Floor 6 Plan Part 1- Communications	9/19/08
EC1.62	Floor 6 Plan Part 2- Communications	9/19/08
EC1.63	Floor 6 Plan Part 3- Communications	9/19/08
EC1.64	Floor 6 Plan Part 4- Communications	9/19/08
EC1.65	Floor 6 Plan Part 5- Communications	9/19/08
EC1.66	Floor 6 Plan Part 6- Communications	9/19/08
EC1.67	Floor 6 Plan Part 7- Communications	9/19/08
EC1.68	Floor 6 Plan Part 8- Communications	9/19/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	35 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
EC1.69	Floor 6 Plan Part 9- Communications	9/19/08
EC1.6P4	Floor 6P Plan Part 4- Communications	9/19/08
EC1.6P8	Floor 6P Plan Part 8- Communications	9/19/08
EF1.04	Basement Floor Plan Part 4- Fire Alarm	1/19/09
EF1.05	Basement Floor Plan Part 5- Fire Alarm	9/19/08
EF1.05E	Basement Floor Plan Part 5E Tunnel- Fire Alarm	9/19/08
EF1.09	Basement Floor Plan Part 9- Fire Alarm	1/19/09
EF1.11	Floor 1 Plan Part 1- Fire Alarm	9/19/08
EF1.11-X	Floor 1 Plan Part 1- Fire Alarm- Bid Option #03	9/19/08
EF1.12	Floor 1 Plan Part 2- Fire Alarm	9/19/08
EF1.13	Floor 1 Plan Part 3- Fire Alarm	9/19/08
EF1.14	Floor 1 Plan Part 4- Fire Alarm	1/19/09
EF1.15	Floor 1 Plan Part 5- Fire Alarm	9/19/08
EF1.16	Floor 1 Plan Part 6- Fire Alarm	10/31/08
EF1.17	Floor 1 Plan Part 7- Fire Alarm	9/19/08
EF1.18	Floor 1 Plan Part 8- Fire Alarm	9/19/08
EF1.19	Floor 1 Plan Part 9- Fire Alarm	10/31/08*
EF1.21	Floor 2 Plan Part 1- Fire Alarm	9/19/08
EF1.21-X	Floor 2 Plan Part 1- Fire Alarm- Bid Option #03	9/19/08
EF1.22	Floor 2 Plan Part 2- Fire Alarm	12/1/08
EF1.23	Floor 2 Plan Part 3- Fire Alarm	12/1/08
EF1.24	Floor 2 Plan Part 4- Fire Alarm	12/1/08
EF1.25	Floor 2 Plan Part 5- Fire Alarm	9/19/08
EF1.26	Floor 2 Plan Part 6- Fire Alarm	10/31/08
EF1.27	Floor 2 Plan Part 7- Fire Alarm	9/19/08
EF1.28	Floor 2 Plan Part 8- Fire Alarm	9/19/08
EF1.29	Floor 2 Plan Part 9- Fire Alarm	9/19/08
EF1.31	Floor 3 Plan Part 1- Fire Alarm	10/31/08
EF1.32	Floor 3 Plan Part 2- Fire Alarm	9/19/08
EF1.33	Floor 3 Plan Part 3- Fire Alarm	9/19/08
EF1.34	Floor 3 Plan Part 4- Fire Alarm	10/31/08
EF1.35	Floor 3 Plan Part 5- Fire Alarm	9/19/08
EF1.36	Floor 3 Plan Part 6- Fire Alarm	10/31/08
EF1.37	Floor 3 Plan Part 7- Fire Alarm	9/19/08
EF1.38	Floor 3 Plan Part 8- Fire Alarm	9/19/08
EF1.39	Floor 3 Plan Part 9- Fire Alarm	10/31/08
EF1.41	Floor 4 Plan Part 1- Fire Alarm	9/19/08
EF1.42	Floor 4 Plan Part 2- Fire Alarm	12/1/08
EF1.43	Floor 4 Plan Part 3- Fire Alarm	12/1/08
EF1.44	Floor 4 Plan Part 4- Fire Alarm	12/1/08
EF1.45	Floor 4 Plan Part 5- Fire Alarm	9/19/08
EF1.46	Floor 4 Plan Part 6- Fire Alarm	10/31/08
EF1.47	Floor 4 Plan Part 7- Fire Alarm	9/19/08
EF1.48	Floor 4 Plan Part 8- Fire Alarm	9/19/08
EF1.49	Floor 4 Plan Part 9- Fire Alarm	10/31/08*
EF1.51	Floor 5 Plan Part 1- Fire Alarm	9/19/08
EF1.52	Floor 5 Plan Part 2- Fire Alarm	9/19/08
EF1.53	Floor 5 Plan Part 3- Fire Alarm	9/19/08
EF1.54	Floor 5 Plan Part 4- Fire Alarm	9/19/08
EF1.55	Floor 5 Plan Part 5- Fire Alarm	9/19/08
EF1.56	Floor 5 Plan Part 6- Fire Alarm	10/31/08
EF1.57	Floor 5 Plan Part 7- Fire Alarm	1/12/09
EF1.58	Floor 5 Plan Part 8- Fire Alarm	9/19/08
EF1.59	Floor 5 Plan Part 9- Fire Alarm	9/19/08
EF1.61	Floor 6 Plan Part 1- Fire Alarm	9/19/08
EF1.62	Floor 6 Plan Part 2- Fire Alarm	9/19/08
EF1.63	Floor 6 Plan Part 3- Fire Alarm	9/19/08
EF1.64	Floor 6 Plan Part 4- Fire Alarm	9/19/08
EF1.65	Floor 6 Plan Part 5- Fire Alarm	9/19/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	36 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
EF1.66	Floor 6 Plan Part 6- Fire Alarm	9/19/08
EF1.66-X	Floor 6 Plan Part 6- Fire Alarm- Bid Option #26	9/19/08
EF1.67	Floor 6 Plan Part 7- Fire Alarm	1/19/09
EF1.67-X	Floor 6 Plan Part 7- Fire Alarm- Bid Option #26	1/12/09
EF1.68	Floor 6 Plan Part 8- Fire Alarm	9/19/08
EF1.68-X	Floor 6 Plan Part 8- Fire Alarm- Bid Option #26	9/19/08
EF1.69	Floor 6 Plan Part 9- Fire Alarm	9/19/08
EF1.69-X	Floor 6 Plan Part 9- Fire Alarm- Bid Option #26	9/19/08
EF1.6P4	Floor 6P Plan Part 4- Fire Alarm- Bid Option #26	9/19/08
EF1.6P8	Floor 6P Plan Part 8- Fire Alarm- Bid Option #27	9/19/08
E0.013	Cover Sheet- Electrical- Part 3	1/12/09*
E0.023	Index of Drawings- Electrical- Part 3	1/12/09*
E0.11	Symbol List- Part 1	9/19/08
E0.12	Symbol List- Part 2	10/31/08
E2.01	Partial Floor Plans- Power	10/31/08
E2.02	Partial Floor Plans- Power	10/31/08
E2.03	Partial Floor Plans- Power	10/31/08
E2.04	Partial Floor Plans- Power	10/31/08
E2.05	Partial Floor Plans- Power	10/31/08
E2.06	Partial Floor Plans- Power	9/19/08
E2.06-X	Partial Floor Plans- Power- Bid Option #03	9/19/08
E2.07	Partial Floor Plans- Power	10/31/08
E2.08	Partial Floor Plans- Power	9/19/08
E2.09	Partial Floor Plans- Power	9/19/08
E2.10	Partial Floor Plans- Power	9/19/08
E2.11	Partial Floor Plans- Power	9/19/08
E2.12	Partial Floor Plans- Power	9/19/08
E2.21	Partial Floor Plans- Communications	9/19/08
E2.22	Partial Floor Plans- Communications	9/19/08
E2.23	Partial Floor Plans- Communications	9/19/08
E2.24	Partial Floor Plans- Communications	9/19/08
E2.25	Partial Floor Plans- Communications	9/19/08
E2.26	Partial Floor Plans- Communications	9/19/08
E2.27	Partial Floor Plans- Communications	9/19/08
E2.28	Partial Floor Plans- Communications	9/19/08
E2.29	Partial Floor Plans- Communications	9/19/08
E2.30	Partial Floor Plans- Communications	9/19/08
E2.31	Partial Floor Plans- Communications	9/19/08
E3.01	Lighting Fixture Schedule	10/31/08
E3.02	Lighting Fixture Schedule	10/31/08
E3.03	Lighting Fixture Schedule	10/31/08
E3.04	Lighting Details	9/19/08
E3.05	Lighting Details	9/19/08
E3.06	Lighting Plate Details	9/19/08
E3.07	Lighting Plate Details	9/19/08
E3.08	Lighting Plate Details	9/19/08
E3.09	Lighting Control System Riser Diagram and Details	9/19/08
E3.10	Lighting Control System Relay Panel Schedules	9/19/08
E3.11	Lighting Control System Relay Panel Schedules	10/31/08
E3.12	Lighting Control System Relay Panel Schedules	9/19/08
E3.13	Lighting Control System Relay Panel Schedules	9/19/08
E3.14	Lighting Details Multi-Purpose Room 1EA605	9/19/08
E3.15	Lighting Control System Dimming Systems	9/19/08
E3.16	Lighting Control System Dimming Systems	9/19/08
E3.17	Lighting Control System Dimming Systems	12/1/08
E3.20	Panel Schedules	9/19/08
E3.21	Panel Schedules	9/19/08
E3.22	Panel Schedules	9/19/08
E3.23	Panel Schedules	9/19/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	37 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
E3.24	Panel Schedules	9/19/08
E3.25	Panel Schedules	1/19/09
E3.26	Panel Schedules	10/31/08
E3.27	Panel Schedules	1/19/09
E3.28	Panel Schedules	9/19/08
E3.29	Panel Schedules	1/19/09
E3.30	Panel Schedules	9/19/08
E3.31	Panel Schedules	10/31/08
E3.32	Panel Schedules	9/19/08
E3.33	Panel Schedules	9/19/08
E3.34	Panel Schedules	9/19/08
E3.35	Panel Schedules	9/19/08
E3.36	Panel Schedules	9/19/08
E3.37	Panel Schedules	9/19/08
E3.38	Panel Schedules	9/19/08
E3.39	Panel Schedules	10/31/08
E3.40	Panel Schedules	1/19/09
E3.41	Panel Schedules	9/19/08
E3.42	Panel Schedules	1/19/09
E3.43	Panel Schedules	10/31/08
E3.44	Panel Schedules	10/31/08
E3.45	Panel Schedules	9/19/08
E3.46	Panel Schedules	10/31/08
E3.47	Panel Schedules	9/19/08
E3.48	Panel Schedules	9/19/08
E3.49	Panel Schedules	9/19/08
E3.50	Panel Schedules	1031/08
E3.51	Panel Schedules	9/19/08
E3.52	Panel Schedules	1/12/09
E3.53	Panel Schedules	9/19/08
E3.54	Panel Schedules	9/19/08
E3.55	Panel Schedules	10/31/08
E3.56	Panel Schedules	9/19/08
E3.57	Panel Schedules	10/31/08
E3.58	Panel Schedules	9/19/08
E3.59	Panel Schedules	9/19/08
E3.60	Panel Schedules	9/19/08
E3.61	Panel Schedules	10/31/08
E3.62	Panel Schedules	10/31/08
E3.63	Panel Schedules	9/19/08
E3.64	Panel Schedules	9/19/08
E3.65	Panel Schedules	9/19/08
E3.66	Panel Schedules	9/19/08
E3.67	Panel Schedules	9/19/08
E4.01	Single Line Diagram	1/12/09
E4.02	Single Line Diagram	10/31/08
E4.03	Single Line Diagram	10/31/08
E4.04	Single Line Diagram	10/31/08
E4.05	Single Line Diagram	10/31/08
E4.06	Single Line Diagram	10/31/08
E4.07	Single Line Diagram	10/31/08
E4.08	Single Line Diagram	9/19/08
E4.08-X	Single Line Diagram- Bid Option #03	9/19/08
E4.09	Single Line Diagram	1/12/09
E4.10	Single Line Diagram	10/31/08
E4.11	Single Line Diagram	10/31/08
E4.12	Single Line Diagram	9/19/08
E4.13	Single Line Diagram	12/1/08
E4.14	Single Line Diagram	12/1/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	38 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
E4.15	Single Line Diagram	10/31/08
E4.16	Single Line Diagram	10/31/08
E4.17	Single Line Diagram	10/31/08
E4.18	Single Line Diagram	9/19/08
E4.19	Single Line Diagram	9/19/08
E4.20	Single Line Diagram	10/31/08
E4.21	Single Line Diagram	9/19/08
E4.22	Single Line Diagram	9/19/08
E4.23	Single Line Diagram	9/19/08
E4.24	Single Line Diagram	1/12/09
E4.24-X	Single Line Diagram- Bid Option #42	1/12/09
E4.25	Single Line Diagram	1/12/09
Ef.25-X	Single Line Diagram- Bid Option #42	1/12/09
E4.26	Single Line Diagram	9/19/08
E4.27	Single Line Diagram	9/19/08
E4.28	Single Line Diagram	9/19/08
E4.29	Building Distribution Riser Diagram	9/19/08
E4.30	Building Distribution Riser Diagram	12/1/08
E4.31	Electrical Service Zones	9/19/08
E4.32	Electrical Service Zones	9/19/08
E4.33	Electrical Service Zones	9/19/08
E4.34	Electrical Service Zones	9/19/08
E4.35	Electrical Service Zones	9/19/08
E4.40	Grounding Riser Diagram	9/19/08
E4.41	Fire Alarm System Diagrams	9/19/08
E4.42	Fire Alarm System Diagrams	1/19/09
E4.43	Fire Alarm System Diagrams	1/19/08
E4.44	Fire Alarm System Diagrams	1/19/08
E4.45	Fire Alarm System Diagrams	1/19/08
E4.50	Communications Systems Diagrams	9/19/08
E4.51	Communications Systems Diagrams	9/19/08
E4.52	Communications Systems Diagrams	9/19/08
E4.53	Communications Systems Diagrams	9/19/08
E4.54	Communications Systems Diagrams .	9/19/08
E4.55	Communications Systems Diagrams	9/19/08
E4.56	Communications Systems Diagrams	9/19/08
E4.57	Communications Systems Diagrams	9/19/08
E4.58	Communications Systems Diagrams	9/19/08
E5.00	Electrical Details	9/19/08
E5.01	Electrical Details	9/19/08
E5.02	Electrical Details	9/19/08
E5.03	Electrical Details	9/19/08
E5.04	Electrical Details	9/19/08
E5.05	Electrical Details	9/19/08
E5.06	Electrical Details	9/19/08
E5.07	Electrical Details	10/31/08
E5.11	Electrical Details	10/31/08
E5.12	Electrical Details	9/19/08
E5.13	Electrical Details	9/19/08
E5.14	Electrical Details	9/19/08
E5.51	Electrical Details	9/19/08

SIGNAGE
GR0.011	Cover Sheet- Signage	10/31/08
GR0.0212	Index of Drawings- Signage	10/31/08
GR1.100	Site Signage Placement Plan Phase 1 & 2	10/31/08
GR3.100	Site Signage Details	10/31/08
GR.404	Basement Signage Location Plan- Key Plan Parts 4 & 5	10/31/08
GR.409	Basement Signage Location Plan- Key Plan Part 9	10/31/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	39 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
GR.411	Floor 1 Signage Location Plan- Key Plan Parts 1 to 5	10/31/08
GR.416	Floor 1 Signage Location Plan- Key Plan Parts 6 to 9	10/31/08
GR.421	Floor 2 Signage Location Plan- Key Plan Parts 1 to 5	10/31/08
GR.426	Floor 2 Signage Location Plan- Key Plan Parts 6 to 9	10/31/086
GR.431	Floor 3 Signage Location Plan- Key Plan Parts 1 to 5	10/31/086
GR.436	Floor 3 Signage Location Plan- Key Plan Parts 6 to 9	10/31/08
GR.441	Floor 4 Signage Location Plan- Key Plan Parts 1 to 5	10/31/08
GR.446	Floor 4 Signage Location Plan- Key Plan Parts 6 to 9	10/31/08
GR.451	Floor 5 Signage Location Plan- Key Plan Parts 1 to 5	10/31/08
GR.456	Floor 5 Signage Location Plan- Key Plan Parts 6 to 9	10/31/08
GR.461	Floor 6 Signage Plan- Key Plan Parts 1 to 5	10/31/08
GR.466	Floor 6 Signage Location Plan- Key Plan Parts 6 to 9	10/31/08
GR.501	Sign Details	10/31/08
GR.502	Sign Details	10/31/08
GR.503	Sign Details	10/31/08
GR7.01	Signage Message Schedule Basement and Floors 1 and 6	10/31/08
GR7.02	Signage Message Schedule Floor 2	10/31/08
GR7.03	Signage Message Schedule Floors 3 and 5	10/31/08
GR7.04	Signage Message Schedule Floor 4	10/31/08

SHIELDING
SH0.011	Cover Sheet- Consultant- Sheilding	10/31/08
SH0.021	Index of Drawings- Consultant- Sheilding	9/19/08
SH0.11	Specialty Details Imaging- General Information	10/31/08
SH2.01	Specialty Details Imaging- Foundation Plan	9/19/08
SH2.11	Specialty Details Imaging- Floor Plan	10/31/08
SH3.01	Specialty Details Imaging- Elevations	9/19/08
SH5.01	Specialty Details Imaging- RF Details	10/31/08
SH5.02	Specialty Details Imaging- Unistrut Layout	10/31/08
SH5.03	Specialty Details Imaging- M36 Silicon Steel Elevations	9/19/08
SH5.04	Specialty Details Imaging- Remote Sheilds	10/31/08
SH5.05	Specialty Details Imaging- RF Filter Box	9/19/08

SECTION	DESCRIPTION
INTRODUCTORY INFORMATION AND INFORMATION AVAILABLE

00 00 01	PROJECT TITLE PAGE
00 00 10	BID SCHEDULE	1/23/09
	TABLE OF CONTENTS	1/23/09
	SUBMITTAL REGISTER	1/23/09

CONTRACTING REQUIREMENTS

DIVISION 1 — GENERAL REQUIREMENTS
01 00 00	ADMINISTRATIVE REQUIREMENTS	12/5/08
01 05 00	JOB CONSIDERATIONS	1/23/09
01 07 00	CUTTING, PATCHING AND REPAIRING	9/19/08
01 11 00	SUMMARY OF WORK	10/31/08
01 20 00	WARRANTY REQUIREMENT	9/19/08
01 27 00	MEASUREMENT AND PAYMENT	1/23/09
01 31 11	SUSPENDED LOADING-COORDINATION AND LIMITATIONS	9/19/08
01 31 15	CONTAINMENT CONSTRUCTION COORDINATION	10/31/08
01 31 19	PROJECT MEETINGS	10/31/08
01 32 01.001	PROJECT SCHEDULE	1/23/09
01 33 00	SUBMITTAL PROCEDURES	10/31/08
01 33 10	SPECIAL SUBMITTAL PROCEDURES	12/5/08
01 33 29	LEED(TM) DOCUMENTATION	1/23/09
01 33 40	COLOR/FINISH SAMPLE BOARDS	9/19/08
01 35 29	SAFETY AND OCCUPATIONAL HEALTH REQUIREMENTS	9/19/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	40 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
01 41 50	SEISMIC CONTROL REQUIREMENTS	10/31/08
01 41 60	WIND LOAD DESIGN CRITERIA	9/19/08
01 42 00	SOURCES FOR REFERENCE PUBLICATIONS	1/23/09
01 42 13	REFERENCE STANDARDS, ABBREVIATIONS AND DEFINITIONS	1/23/09
01 45 02.001	QUALITY CONTROL SYSTEM (QCS)	10/31/08
01 45 10	CONTRACTOR QUALITY CONTROL	11/26/08
01 45 35	SPECIAL INSPECTION	9/19/08
01 45 70	ROOM INTEGRITY TESTING	10/31/08
01 51 00	TEMPORARY CONSTRUCTION ITEMS	1/23/09
01 57 20.001	ENVIRONMENTAL PROTECTION	11/18/08
01 57 23.001	STORM WATER POLLUTION PREVENTION MEASURES	9/19/08
01 60 00	PRODUCT REQUIREMENTS	9/19/08
01 61 23	CONTRACTOR FURNISHED CONTRACTOR INSTALLED (CFCI)	10/31/08
01 62 35	RECYCLED/RECOVERED MATERIALS	9/19/08
01 64 01	GOVERNMENT FURNISHED CONTRACTOR INSTALLED (GFCI)	11/26/08
01 64 02	GOVERNMENT FURNISHED GOVERNMENT INSTALLED (GFCI)	1/23/09
01 67 00	MATERIAL/PRODUCT RESISTANCE	9/19/08
01 72 00	AS-BUILT DRAWINGS — CADD	9/19/08
01 74 19	CONSTRUCTION AND DEMOLITION WASTE MANAGEMENT	9/19/08
01 75 00	STARTING AND ADJUSTING	11/26/08
01 77 00	CLOSEOUT PROCEDURES	10/31/08
01 78 23	OPERATION AND MAINTENANCE DATA	12/5/08
01 79 00	DEMONSTRATION AND TRAINING	11/26/08
01 81 19	INDOOR AIR QUALITY	9/19/08
01 91 00	COMMISSIONING	1/23/09
01 91 01	COMMISSIONING COMPONENT VERIFICATION	1/23/09
01 91 02	COMMISSIONING SYSTEM TEST	1/23/09
01 91 03	COMMISSIONING INTEGRATED SYSTEM TEST	1/23/09
01 91 04	COMMISSIONING FUNCTIONAL OPERATIONAL SYSTEM TEST	11/26/08

DIVISION 2 — EXISTING CONDITIONS
02 41 00	DEMOLITION AND DECONSTRUCTION	9/19/08

DIVISION 3 — CONCRETE
03 08 00	COMMISSIONING OF CONCRETE	9/19/08
03 11 13.001	STRUCTURAL CONCRETE FORMWORK	9/19/08
03 15 13.001	EXPANSION JOINTS, CONTRACTION JOINTS, AND WATERSTOPS	9/19/08
03 20 01.001	CONCRETE REINFORCEMENT	9/19/08
03 31 00.001	CAST-IN-PLACE STRUCTURAL CONCRETE	1/23/09
03 31 05	HIGH CONTAINMENT CAST-IN-PLACE STRUCTURAL CONCRETE	10/31/08
03 35 13	HIGH-TOLERANCE CONCRETE FLOOR FINISHING	9/19/08
03 41 33.001	PRECAST/PRESTRESSED CONCRETE FLOOR AND ROOF UNITS	09/19/08
03 45 01.001	PRECAST ARCHITECTURAL CONCRETE	9/19/08

DIVISION 4 — MASONRY
04 20 00	MASONRY	1/23/09
04 43 30	CUT STONE	919/08
04 72 00	CAST STONE	9/19/08

DIVISION 5 — METALS
05 05 13	FACTORY-APPLIED METAL COATINGS	9/19/08
05 08 00	COMMISSIONING OF METALS	9/19/08
05 12 00	STRUCTURAL STEEL	10/31/08
05 30 00	STEEL DECKS	1/23/09
05 40 00	COLD-FORMED METAL FRAMING	9/19/08
05 50 00	METAL: MISCELLANEOUS AND FABRICATIONS`	10/31/08
05 50 10.00	SPECIAL METAL FABRICATIONS	12/5/08
05 51 00	METAL STAIRS	12/5/08
05 71 00	ORNAMENTAL STAIRS	9/19/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	41 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
05 72 00	ORNAMENTAL HANDRAILS AND RAILINGS	9/19/08

DIVISION 6 — WOOD AND PLASTICS
06 10 00	ROUGH CARPENTRY	9/19/08
06 20 00	FINISH CARPENTRY	11/26/08
06 41 16.00 10	LAMINATE CLAD ARCHITECTURAL CASEWORK	9/19/08
06 51 50	FIBERGLASS (FRP) GRATINGS	10/31/08
06 61 16	SOLID POLYMER (SOLID SURFACING) FABRICATIONS	9/19/08

DIVISION 7 — THERMAL AND MOISTURE PROTECTION
07 08 00	COMMISSIONING OF THERMAL AND MOISTURE PROTECTION	9/19/08
07 13 53	ELASTOMERIC SHEET WATERPROOFING	9/19/08
07 14 00	FLUID-APPLIED WATERPROOFING	1/23/09
07 16 19	METALLIC OXIDE WATERPROOFING	9/19/08
07 18 00	TRAFFIC COATINGS	9/19/08
07 21 00	BUILDING INSULATION	9/19/08
07 21 16	MINERAL FIBER BLANKET INSULATION	9/19/08
07 21 19	SPRAYED POLYURETHANE INSULATION	9/19/08
07 21 29	SPRAYED THERMAL INSULATION	9/19/08
07 22 00	ROOF AND DECK INSULATION	9/19/08
07 41 13	NON-STRUCTURAL METAL ROOFING	1/23/09
07 42 13	METAL WALL PANELS	11/26/08
07 42 50	ALUMINUM AND PLASTIC COMPOSITE PANELS	9/19/08
07 52 00	MODIFIED BITUMINOUS MEMBRANE ROOFING	1/23/09
07 55 56	RUBBERIZED ASPHALT PROTECTED MEMBRANE ROOFING	1/23/09
07 60 00	FLASHING AND SHEET METAL	9/19/08
07 71 00	ROOF SPECIALTIES AND ACCESSORIES	9/19/08
07 81 00	SPRAY-APPLIED FIREPROOFING	9/19/08
07 81 23	INTUMESCENT FIREPROOFING	9/19/08
07 84 00	FIRESTOPPING	9/19/08
07 92 00	JOINT SELANTS	1/23/09
07 95 13	EXPANSION JOINT COVER ASSEMBLIES	9/19/08

DIVISION 08- OPENINGS
08 05 00	COMMON WORK RESULTS FOR OPENINGS (FOUO)	1/23/09
08 06 00	DOOR AND FRAME SCHEDULE	1/23/09
08 08 00	COMMISSIONING OF OPENINGS	9/19/08
08 11 13	STEEL DOORS AND FRAMES	1/23/09
08 11 16	ALUMINUM DOORS AND FRAMES	1/23/09
08 11 19	STAINLESS STEEL DOORS AND FRAMES	9/19/08
08 12 16	ALUMINUM DOOR FRAMES	9/19/08
08 14 00	WOOD DOORS	9/19/08
08 15 00	PLASTIC DOORS	9/19/08
08 31 13	ACCESS DOORS	9/19/08
08 33 23	OVERHEAD COILING DOORS	1/23/09
08 34 59	SECURITY VAULT DOOR	9/19/08
08 38 13	STRIP DOORS	9/19/08
08 39 15	PNEUMATIC AIR PRESSURE RESISTANT DOORS	1031/08
08 41 13	METAL-FRAMED STOREFRONTS	9/19/08
08 41 23	FIRE RATED GLAZED WALL ASSEMBLIES	9/19/08
08 44 00	GLAZED CURTAIN WALL	1/23/09
08 44 13	GLAZED CURTAIN WALL (INTERIOR)	9/19/08
08 44 23	STRUCTURAL GLASS CURTAIN WALL	9/19/08
08 55 00	AIR PRESSURE RESISTANT WINDOWS	11/26/08
08 62 00	SKYLIGHTS	9/19/08
08 71 00	DOOR HARDWARE	10/31/08
08 71 01	SECURITY DOOR HARDWARE (FOUO)	9/19/08
08 81 00	GLAZING	1/23/09
08 91 00	METAL WALL LOUVERS	10/31/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	42 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE

DIVISION 09 — FINISHES
09 05 00	COMMON WORK RESULTS FOR FINISHES (FOUO)	9/19/08
09 08 00	COMMISSIONING OF FINISHES	9/19/08
09 22 00	METAL SUPPORT ASSEMBLIES	9/19/08
09 24 23	PLASTER	10/31/08
09 27 13	GLASS FIBER REINFORCED GYPSUM FABRICATIONS	9/19/08
09 29 00	GYPSUM BOARD	9/19/08
09 30 00	CERAMIC TILE	9/19/08
09 51 00	ACOUSTICAL CEILINGS	1/23/09
09 57 13	SANITARY CEILINGS	9/19/08
09 60 05	VAPOR TRANSMISSION TESTING	9/19/08
09 61 10	CONCRETE FLOOR TREATMENT	9/19/08
09 64 13	WOOD FLOORING	9/19/08
09 65 00	RESILIENT FLOORING	9/19/08
09 66 13	PRECAST TERRAZZO	9/19/08
09 66 23	RESINOUS TERRAZZO FLOORING	9/19/08
09 67 00	FLUID-APPLIED FLOORING	10/31/08
09 68 00	CARPET	12/5/08
09 69 13	RIGID GRID ACCESS FLOORING	9/19/08
09 83 13	ACOUSTICAL WALL AND CEILING TREATMENTS	9/19/08
09 90 00	PAINTS AND COATINGS	9/19/08
09 97 00	SPECIAL COATINGS	12/5/08

DIVISION 10 — SPECIALTIES
10 10 00	VISUAL COMMUNICATIONS SPECIALTIES	11/18/08
10 14 02	INTERIOR SIGNAGE	10/31/08
10 21 13	TOILET COMPARTMENTS	10/31/08
10 21 23.16	CUBICLE TRACK AND HARDWARE	9/19/08
10 22 13	WIRE MESH PARTITIONS	9/19/08
10 22 26	OPERABLE PARTITIONS	9/19/08
10 25 00	SERVICE WALLS	9/19/08
10 25 13	PATIENT BED SERVICE WALLS	9/19/08
10 26 13	WALL AND CORNER GUARDS	11/26/08
10 28 13	TOILET ACCESSORIES	11/26/08
10 44 16	FIRE EXTINGUISHERS	9/19/08
10 45 40	OPTICAL PEDESTRIAN SECURITY LANES	9/19/08
10 51 00	LOCKERS	10/31/08
10 56 26	MOBILE STORAGE UNITS	11/18/08
10 56 26.13	MANUAL MOBILE STORAGE SHELVING	9/19/08

DIVISION 11 — EQUIPMENT
11 05 13	GENERAL REQUIREMENTS FOR EQUIPMENT	10/31/08
11 08 00	COMMISSIONING OF EQUIPMENT	11/26/08
11 13 10	DOCK LEVELERS	1/23/09
11 19 00	DETENTION EQUIPMENT	9/19/08
11 24 33.01	ROOF MAINTENANCE SYSTEMS	9/19/08
11 47 00	ICE MACHINES	9/19/08
11 52 00	AUDIO VISUAL EQUIPMENT	1/23/09
11 52 13	PROJECTION SCREENS	9/19/08
11 53 13	FUME HOODS	1/23/09
11 53 36	DUST COLLECTION SYSTEM	9/19/08
11 53 53	BIOLOGICAL SAFETY CABINETS	9/19/08
11 53 59	CLASS III BIOLOGICAL SAFETY CABINET LINES	9/19/08
11 53 63.00	STERILIZERS	1/23/09
11 53 64	ETO STERILIZER	9/19/08
11 53 67	DEPYROGENATION OVENS	9/19/08
11 53 69	TISSUE DIGESTER SYSTEM	1/23/09
11 53 73	MODULAR STAINLESS STEEL WALLS	1/23/09

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	43 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
11 53 91	TUNNEL WASHERS	9/19/08
11 53 93	PIT MOUNTED WASHER	9/19/08
11 60 00	GLASSWARE WASHING EQUIPMENT	9/19/08
11 72 00	EXAMINATION AND TREATMENT EQUIPMENT	9/19/08
11 72 13	MEDICAL EQUIPMENT, MISCELLANEOUS	11/18/08
11 73 23.13	VACUUM BEDDING DELIVERY AND DUST COLLECTION EQUIPMENT	11/26/08
11 73 23.19	VACUUM BEDDING WASTE AND DUST COLLECTION EQUIPMENT	11/26/08
11 73 24	BEDDING DISPENSER	11/26/08
11 94 00	DECONTAMINATION MISTING TUNNEL	9/19/08

DIVISION 12 — FURNISHINGS
12 08 00	COMMISSIONING OF FURNISHINGS	9/19/08
12 24 13	ROLLER WINDOW SHADES	9/19/08
12 35 53.13	METAL LABORATORY CASEWORK	9/19/08
12 35 53.19	ADAPTABLE LABORATORY CASEWORK SYSTEM	9/19/08
12 35 53.26	CUSTOM STAINLESS STEEL LABORATORY CASEWORK	10/31/08
12 48 13.13	ENTRANCE FLOOR MATS	9/19/08
12 93 00	SITE FURNISHINGS	1/23/09

DIVISION 13 — SPECIAL CONSTRUCTION
13 08 00	COMMISSIONING OF SPECIAL CONSTRUCTION	9/19/08
13 21 00	CONTROLLED ENVIRONMENT ROOMS	10/31/08
13 27 53	SECURITY VAULT (FOUO)	10/31/08
13 48 00	SEISMIC PROTECTION FOR MISCELLANEOUS EQUIPMENT	9/19/08
13 49 19	RADIATION SHIELDING	12/5/08
13 49 23	MRI, RF SHIELDED ENCLOSURE	10/31/08

DIVISION 14 — CONVEYING SYSTEMS
14 21 23	ELECTRIC TRACTION PASSENGER ELEVATORS	11/26/08
14 24 00	HYDRAULIC ELEVATORS	11/26/08
14 42 00	WHEELCHAIR LIFTS	9/19/08
14 83 16	SCISSOR LIFT	9/19/08

DIVISION 21 — FIRE SUPPRESSION
21 08 00	COMMISSIONING OF FIRE SUPPRESSION SYSTEMS	9/19/08
21 10 01	COMBINED STANDPIPE AND WET PIPE SPRINKLER SYSTEM, FIRE PROTECTION	10/31/08
21 30 00	FIRE PUMPS	11/26/08

DIVISION 22 — PLUMBING
22 00 00	PLUMBING, GENERAL PURPOSE	1/23/09
22 05 19	PLUMBING THERMOMETERS AND GAUGES	9/19/08
22 05 29	PLUMBING HANGERS AND SUPPORTS	9/19/08
22 05 03	PLUMBING HEAT TRACING SYSTEM	10/31/08
22 05 48	PLUMBING SOUND, VIBRATION, AND SEISMIC CONTROL	1/23/09
22 05 53	PLUMBING IDENTIFICATION	9/19/08
22 05 75	DRAINS AND CLEANOUTS	1/23/09
22 07 00	THERMAL INSULATION FOR PLUMBING SYSTEMS	10/31/08
22 08 00	COMMISSIONING OF PLUMBING SYSTEMS	9/19/08
22 10 05	BUILDING SERVICES AND PROCESS PIPING SYSTEMS	10/31/08
22 10 06	BUILDING SERVICES AND PROCESS PIPING SCHEDULES	1/23/09
22 10 19	PLUMBING, PIPING SPECIALTIES	1/23/09
22 11 23	WATER PRESSURE BOOSTER SYSTEM	10/31/08
22 14 29	WASTEWATER PUMP	9/19/08
22 15 19.19	NONLUBRICATED ROTARY SCREW AIR COMPRESSORS	11/18/08
22 31 00	WATER SOFTENERS, CATION-EXCHANGE (SODIUM CYCLE)	1/23/09
22 33 00	WATER HEATERS	11/18/08
22 33 30.00 10	SOLAR WATER HEATING EQUIPMENT	9/19/08
22 36 00	CHEMICAL SHOWER SYSTEM	12/5/08
22 42 00	COMMERCIAL PLUMBING FIXTURES	1/23/09

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	44 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
22 62 16	MEDICAL AND LABORATORY GAS AND VACUUM SYSTEM	1/23/09
22 63 17	LIQUID NITROGEN SYSTEM	1/23/09
22 64 00	BREATHING AIR SYSTEMS	12/5/08
22 67 00	PURIFIED WATER GENERATING EQUIPMENT (REVERSE OSMOSIS WATER SKID/TANKS)	10/31/08
22 71 00	AUTOMATIC ANIMAL WATER SYSTEMS	11/26/08
22 72 00	DETERGENT TRANSFER SYSTEMS	10/31/08

DIVISION 23 — HEATING, VENTILATING, AND AIR CONDITIONING
23 00 00	AIR SUPPLY, DISTRIBUTION, VENTILATION, AND EXHAUST SYSTEMS	1/23/09
23 03 00	BASIC MECHANICAL MATERIALS AND METHODS	10/31/08
23 05 48	VIBRATION AND SEISMIC CONTROLS FOR HVAC DUCTWORK, PIPING AND EQUIPMENT	9/19/08
23 05 93.00 10	TESTING, ADJUSTING, AND BALANCING OF HVAC SYSTEMS	10/31/08
23 07 00	THERMAL INSULATION FOR MECHANICAL SYSTEMS	10/31/08
23 08 00	COMMISSIONING OF HEATING VENTILATING AND AIR CONDITIONING SYSTEMS	10/31/08
23 25 00	CHEMICAL TREATMENT OF WATER FOR MECHANICAL SYSTEMS	10/31/08
23 40 00.00 10	CHEMICAL, BIOLOGICAL, AND RADIOLOGICAL (CBR) AIR FILTRATION SYSTEM	10/31/08
23 64 26	CHILLED, CHILLED-HOT, PROCESS AND CONDENSER WATER PIPING SYSTEMS	12/5/08
23 65 00.00 10	COOLING TOWER	9/19/08
23 70 03.00 10	HEATING AND UTILITIES SYSTEMS, CENTRAL STEAM	12/5/08
23 81 23	COMPUTER ROOM AIR CONDITIONING UNITS	10/31/08

DIVISION 25 — INTEGRATED AUTOMATION
26 06 00	BUILDING MANAGEMENT SYSTEM (BMS) POINTS LIST	1/23/09
25 08 00	COMMISSIONING OF INTEGRATED AUTOMATION SYSTEM	10/31/08
25 10 00	BUILDING MANAGEMENT SYSTEM (BMS)	1/23/09
25 10 01	BUILDING MANAGEMENT SYSTEM (BMS) -OPTION 15A (LNS Based LonWorks)	9/19/08
25 10 02	BUILDING MANAGEMENT SYSTEM — OPTION 15B (Non-LNS Based LonWorks/Non-Native BACnet)	9/19/08
25 10 03	BUILDING MANAGEMENT SYSTEM (BMS) — OPTION 15C (Native BACnet)	12/5/08
25 30 00	BUILDING MANAGEMENT SYSTEM (BMS) FIELD EQUIPMENT	12/15/08
25 50 00	ENVIRONMENTAL MONITORING SYSTEM	9/19/08
25 90 00	BUILDING MANAGEMENT SYSTEM (BMS) SEQUENCE OF OPERATION	1/23/09

DIVISION 26 ELECTRICAL
26 00 00	BASIC ELECTRICAL MATERIALS AND METHODS	10/31/08
26 05 48.00 10	SEISMIC PROTECTION FOR ELECTRICAL EQUIPMENT	9/19/08
26 06 00	COMMISSIONING OF ELECTRICAL SYSTEMS	10/31/08
26 08 00.13	APPARATUS INSPECTION AND TESTING	10/31/08
26 09 13	POWER MONITORING SYSTEM	1/23/08
26 09 23	INTEGRATED LOW VOLTAGE LIGHTING CONTROL SYSTEM	9/19/08
26 09 23.13	LIGHTING CONTROL DEVICES	9/19/08
26 11 16	SECONDARY UNIT SUBSTATIONS	10/31/08
26 20 00	INTERIOR DISTRIBUTION SYSTEM	10/31/08
26 23 00	SWITCHBOARDS AND SWITCHGEAR	1/23/09
26 28 00.00 10	MOTOR CONTROL CENTERS AND PANELBOARDS	1/23/09
26 28 01.00 10	COORDINATED POWER SYSTEM PROTECTION	1/23/09
26 29 23	VARIABLE FREQUENCY DRIVE SYSTEMS UNDER 600 VOLTS	9/19/08
26 32 15.00 10	DIESEL-GENERATOR SET STATIONARY 100-2500 KW, WITH AUXILIARIES	9/19/08
26 33 53	STATIC UNINTERRUPTIBLE POWER SUPPLY (UPS) SYSTEM	9/19/08
26 36 00.00 10	AUTOMATIC TRANSFER SWITCH AND BY-PASS/ISOLATION SWITCH	10/31/08
26 41 01.00 10	LIGHTING PROTECTION SYSTEM	9/19/08
26 42 14.00 10	CATHOLIC PROTECTION SYSTEM (SACRIFICIAL ANODE)	9/19/08
26 51 00	INTERIOR LIGHTING	10/31/08
26 56 00	EXTERIOR LIGHT	9/19/08
26 60 13	LOW-VOLTAGE MOTORS	9/19/08

DIVISION 27-COMMUNICATIONS

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	45 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
27 05 28.36	CABLE TRAYS FOR COMMUNICATIONS SYSTEMS	9/19/08
27 10 00	BUILDING TELECOMMUNICATIONS CABLING SYSTEM	9/19/08
27 53 16.23	RADIO FREQUENCY SYSTEM (RFRS)	11/26/08
27 54 00	COMMUNITY ANTENNA TELEVISION (CATV) SYSTEMS	9/19/08

DIVISION 28 — ELECTRONIC SAFETY AND SECURITY
28 08 00	COMMISSIONING OF FIRE ALARM AND MASS NOTIFICATION SYSTEMS	9/19/08
28 20 01.00 10	ELECTRONIC SECURITY SYSTEM (FOUO)	1/23/09
28 31 76	INTERIOR FIRE ALARM AND MASS NOTIFICATION SYSTEM	1/23/09

DIVISION 31 — EARTHWORK
31 00 00	EARTHWORK	1/23/09
31 40 00	SHORING AND UNDERPINNING	11/18/08
31 63 26	DRILLED PIERS (CAISSONS)	1/23/09

DIVISION 32 — EXTERIOR IMPROVEMENTS
32 05 33	LANDSCAPE ESTABLISHMENT	9/19/08
32 11 10	PAVEMENT DRAINAGE LAYER (RDM)	9/19/08
32 11 23	AGGREGATE BASE COURSE (DGA)	9/19/08
32 12 17	BITUMINOUS PAVING — MARYLAND (SUPERPAVE)	9/19/08
32 12 23	CONCRETE GRID (GRASS) PAVERS	1/23/09
32 16 13	CONCRETE SIDEWALKS AND CURBS AND GUTTERS	9/19/08
32 16 15	CONCRETE BLOCK PAVEMENTS	9/19/08
32 17 24.00 10	PAVEMENT MARKINGS	9/19/08
32 31 13.00	CHAIN LINK FENCES AND GATES	9/19/08
32 31 51	INTEGRATED BARRIER SYSTEMS (FOUO)	9/19/08
32 92 19	SEEDING	9/19/08
32 92 26	SPRIGGING	9/19/08
32 93 00	EXTERIOR PLANTS	9/19/08

DIVISION 33 — UTILITIES
33 08 00	COMMISSIONING OF UTILITIES	9/19/08
33 11 00	WATER DISTRIBUTION	9/19/08
33 30 00	SANITARY SEWERS	9/19/08
33 40 01	STORM DRAINAGE	9/19/08
33 46 00	SUBDRAINAGE SYSTEMS	1/23/09
33 60 01	VALVES, PIPING, AND EQUIPMENT IN VALVE MANHOLES	9/19/08
33 61 00	PREFABRICATED UNDERGROUND HEATING/COOLING DISTRIBUTION SYSTEM	9/19/08
33 61 13	PRE-ENGINEERED UNDERGROUND HEAT DISTRIBUTION SYSTEM	9/19/08
33 70 02.00 10	ELECTRICAL DISTRIBUTION SYSTEM, UNDERGROUND	9/19/08
33 82 00	TELECOMMUNICATIONS OUTSIDE PLANT (OSP)	9/19/08

DIVISION 44 — MATERIAL PROCESSING AND HANDLING EQUIPMENT
41 22 03.13	MONORAILS WITH MANUAL HOIST	9/19/08
41 22 03.19	MONORAILS WITH ELECTRIC POWERED HOISTS	9/19/08

ADDENDUM NO.
ADDITIONAL DOCUMENTS

COMMISSION APPENDICES
	TABLE OF CONTENTS	1/23/09

APPENDIX A

DIVISION 03 — CONCRETE
03 08 00A	CVF INDEX	9/19/08
03 08 00A	HIGH CONTAINMENT CONCRETE — CVF	9/19/08

DIVISION 05 — METALS

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	46 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
05 08 00A	CVF INDEX	9/19/08
05 08 00A	SPECIAL METAL FABRICATION (DUNK TANK) — CVF	9/19/08

DIVISION 07-THERMAL AND MOISTURE PROTECTION
07 08 00A	CVF INDEX
07 08 00A	MODIFIED BITUMINOUS MEMBRANE ROOFING — CVF	9/19/08
07 08 00A	RUBBERIZED ASPHALT PROTECTED MEMBRANE ROOFING — CVF	9/19/08

DIVISION 08 — OPENINGS
08 08 00A	CVF INDEX	9/19/08
08 08 00A	ARP DOORS — CVF	9/19/08
08 08 00A	ARP WINDOWS — CVF	9/19/08
08 08 00A	GLAZED CURTAIN WALL — CVF	9/19/08
08 08 00A	SKYLIGHT — CVF	9/19/08
08 08 00A	STRUCTURAL GLASS CURTAIN WALL-CVF	9/19/08

DIVISION 09 — FINISHES
09 08 00A	CVF INDEX	9/19/08
09 08 00A	RESINOUS FLOORING RES5 — CVF	9/19/08
09 08 00A	RESINOUS FLOORING RES6 — CVF	9/19/08
09 08 00A	SPECIAL COATINGS — CVF	9/19/08

DIVISION 11 — EQUIPMENT
11 08 00A	CVF INDEX	10/31/08
11 08 00A	BEDDING DISPENSER — CVF	9/19/08
11 08 00A	BIOLOGICAL SAFETY CABINET — CVF	9/19/08
11 08 00A	CLASS II BSC Z3420-CVF	9/19/08
11 08 00A	CLASS III BSC Z3432 IN 2SB112 AND 2SD112-CVF	9/19/08
11 08 00A	CLASS III BSC Z3432 IN 2SJ218-CVF	9/19/08
11 08 00A	CLASS III BSC Z3432 IN 4SJ220 AND 4SJ246-CVF	9/19/08
11 08 00A	CLASS III BSC Z3434-CVF	9/19/08
11 08 00A	DECON MISTING TUNNEL-CVF	9/19/08
11 08 00A	DEPYROGENATION OVEN-CVF	9/19/08
11 08 00A	DOWNDRAFT Z4504	9/19/08
11 08 00A	ETO STERILIZER-CVF	9/19/08
11 08 00A	FUME HOOD-CVF	9/19/08
11 08 00A	GLASSWARE WASHER-CVF	9/19/08
11 08 00A	RACK WASHER-CVF	9/19/08
11 08 00A	STERILIZER Z3315	9/19/08
11 08 00A	STERILIZER Z3320	9/19/08
11 08 00A	STERILIZER Z3321	9/19/08
11 08 00A	STERILIZER Z3335	9/19/08
11 08 00A	STERILIZER Z3345	9/19/08
11 08 00A	STERILIZER Z3350 BSL-2-CVF	9/19/08
11 08 00A	STERILIZER Z3350 BSL-3E & 4-CVF	9/19/08
11 08 00A	TISSUE DIGESTER-CVF	9/19/08
11 08 00A	TUNNEL WASHER-CVF	9/19/08
11 08 00A	VACUUM BEDDING AND DUST COLLECTION EQUIPMENT-CVF	9/19/08

DIVISION 12 — FURNISHINGS
12 08 00A	CVF INDEX	9/19/08
12 08 00A	STAINLESS STEEL LAB CASEWORK	9/19/08

DIVISION 13 — SPECIAL CONDITIONS
13 06 00A	CVF INDEX	9/19/08
13 06 00A	CONTROLLER ENVIRONMENTAL ROOM-CVF	9/19/08
13 06 00A	RADIATION SHIELDING-CVF	9/19/08
13 06 00A	RF SHIELDING-CVF	9/19/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	47 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE

DIVISION 21 — FIRE SUPPRESSION
21 08 00A	CVF INDEX	9/19/08
21 08 00A	FIRE PUMP-CVF	9/19/08
21 08 00A	STANDPIPE AND SPRINKLER PIPING-CVF	9/19/08

DIVISION 22 — PLUMBING
22 08 00A	CVF INDEX	1/23/09
22 08 00A	AIR COMPRESSOR-CVF	10/31/08
22 08 00A	ANIMAL WATERING SYSTEM-CVF	10/31/08
22 08 00A	BREATHING AIR SYSTEM-CVF	10/31/08
22 08 00A	BRINE MAKING SYSTEM-CVF	9/19/08
22 08 00A	CHEMICAL SHOWER-CVF	10/31/08
22 08 00A	CIRCULATION PUMPS HOT WATER RETURN-CVF	9/19/08
22 08 00A	CRYOGENIC BULK TANK-CVF	10/31/08
22 08 00A	DETERGENT TRANSFER SYSTEM-CVF	9/19/08
22 08 00A	DRAINAGE PIPING-CVF	10/31/08
22 08 00A	ELEVATOR SUMP PUMP-CVF	9/19/08
22 08 00A	LAB GAS DISTRIBUTION PIPING-CVF	10/31/08
22 08 00A	LN2 DISTRIBUTION PIPING-CVF	9/19/08
22 08 00A	PLUMBING FIXTURE-CVF	10/31/08
22 08 00A	PRESSURE BOOSTER PUMPS AND COLDWATER-CVF	10/31/08
22 08 00A	RO WATER PIPING SYSTEM-CVF	10/31/08
22 08 00A	RO WATER SKID-CVF	9/19/08
22 08 00A	SOLAR THERMAL HEATING EQUIPMENT-CVF	9/19/08
22 08 00A	VACUUM PUMP-CVF	10/31/08
22 08 00A	WASTEWATER LIFT STATION-CVF	9/19/08
22 08 00A	WATER DISTRIBUTION PIPING-CVF	9/19/08
22 08 00A	WATER HEATER-CVF	9/19/08
22 08 00A	WATER SOFTENER-CVF	9/19/08

DIVISION 23 — HEATING, VENTILATING, AND AIR CONDITIONING
23 08 00A	CVF INDEX-CVF	10/31/08
23 08 00A	AIR CURTAIN-CVF	9/19/08
23 08 00A	AIR HANDLING UNIT-CVF	10/31/08
23 08 00A	BSL-4-HEPA-CVF	10/31/08
23 08 00A	CLEAN STEAM GENERATOR-CVF	9/19/08
23 08 00A	CONDENSATE RETURN UNIT-CVF	9/19/08
23 08 00A	COOLING TOWER-CVF	9/19/08
23 08 00A	CW MAKEUP-CVF	9/19/08
23 08 00A	DUCTWORK-CVF	9/19/08
23 08 00A	EXPANSION TANK-CVF	9/19/08
23 08 00A	FAN COIL UNIT-CVF	9/19/08
23 08 00A	FAN-CVF	9/19/08
23 08 00A	FILTERS-CVF	9/19/08
23 08 00A	GLYCOL FILL-CVF	9/19/08
23 08 00A	HEAT EXCHANGER-CVF	9/19/08
23 08 00A	HEAT RECOVERY UNIT-CVF	9/19/08
23 08 00A	HUMIDIFIER-CVF	9/19/08
23 08 00A	PIPING-CVF	9/19/08
23 08 00A	REHEAT COIL-CVF	9/19/08
23 08 00A	STEAM FLASH TANK-CVF	9/19/08
23 08 00A	STEAM POWERED PUMP-CVF	9/19/08
23 08 00A	STEAM PRV-CVF	9/19/08
23 08 00A	STEAM TRAP-CVF	9/19/08
23 08 00A	TERMINAL UNIT-CVF	9/19/08

DIVISION 25 — INTEGRATED AUTOMATION
25 08 00A	CVF INDEX	9/19/08
25 08 00A	COMMUNICATION GATEWAYS-CVF	9/19/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	48 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
25 08 00A	COMPRESSED AIR PRV STATION-CVF	9/19/08
25 08 00A	COMPUTER EQUIPMENT-CVF	9/19/08
25 08 00A	CONTROL ENCLOSURES-CVF	9/19/08
25 08 00A	EMS GLP PANELS-CVF	9/19/08
25 08 00A	FIREMANS OVERRIDE PANEL-CVF	9/19/08
25 08 00A	INSTRUMENTATION-CVF	9/19/08
25 08 00A	IT JACKS FOR SPACE MONITORING-CVF	9/19/08
25 08 00A	LAPTOP-CVF	9/19/08
25 08 00A	LIGHTING CONTROL PANEL-CVF	9/19/08
25 08 00A	PRINTERS-CVF	9/19/08
25 08 00A	ROOM PRESSURE MONITORING-CVF	9/19/08

DIVISION 26 — ELECTRICAL
26 08 00A	CVF INDEX	11/26/08
26 08 00A	15kV DUPLEX SWITCHES-CVF	9/19/08
26 08 00A	15kV FEEDER-CVF	9/19/08
26 08 00A	15kV SWITCHES-CVF	9/19/08
26 08 00A	AUTO TRANSFER SWITCHES-CVF	9/19/08
26 08 00A	BUSWAY-CVF	9/19/08
26 08 00A	CAST COIL TRANSFORMER-CVF	9/19/08
26 08 00A	CATHODIC PROTECTION-CVF	9/19/08
26 08 00A	DISCONNECT-CVF	9/19/08
26 08 00A	DISTRIBUTION TRANSFORMERS-CVF	9/19/08
26 08 00A	GENERATOR-CVF	9/19/08
26 08 00A	GROUNDING AND LIGHTING PROTECTION-CVF	9/19/08
26 08 00A	LOW VOLTAGE DRAWOUT SWITCHGEAR-CVF	9/19/08
26 08 00A	MANUAL MOTOR STARTER-CVF	9/19/08
26 08 00A	MASTER CONTROL UNIT-CVF	10/31/08
26 08 00A	MCC-MOTOR CONTROL UNIT-CVF	10/31/08
26 08 00A	METER-POWER MONITORING-CVF	9/19/08
26 08 00A	MOTOR STARTER-CVF	9/19/08
26 08 00A	PANELBOARDS-CVF	9/19/08
26 08 00A	POWER DISTRIBUTION UNIT (PDU)-CVF	11/26/08
26 08 00A	POWER FACTOR CORRECTION CAPACITORS-CVF	11/26/08
26 08 00A	ROOM LEVEL-CVF	11/26/08
26 08 00A	SWITCHBOARDS-CVF	9/19/08
26 08 00A	UPS UNINTERRUPTABLE POWER SOURCE-CVF	1/23/09
26 08 00A	VFD-VARIABLE FREQUENCY DRIVES-CVF

DIVISION 33 — UTILITIES
33 08 00A	CVF INDEX	10/31/08
33 08 00A	SITE CHILLED WATER PIPING-CVF	10/31/08
33 08 00A	SITE DOMESTIC WATER PIPING-CVF	10/31/08
33 08 00A	SITE FIRE WATER PIPING-CVF	10/31/08
33 08 00A	SITE LAB WASTE PIPING-CVF	10/31/08
33 08 00A	SITE PUMPED CONDENSATE PIPING-CVF	10/31/08
33 08 00A	SITE SANITARY PIPING-CVF	10/31/08
33 08 00A	SITE STEAM PIPING-CVF	10/31/08
33 08 00A	SITE STORM DRAIN PIPING-CVF	10/31/08
33 08 00A	TUNNEL BIO-WASTE PIPING-CVF	10/31/08

APPENDIX B

DIVISION 08 — OPENINGS
08 08 00B	ST INDEX	9/19/08
08 08 00B	APR BSL-3E DECON ROOM DOOR-ST	9/19/08
08 08 00B	APR BSL-3E IMAGING ROOM DOOR -ST	9/19/08
08 08 00B	APR BSL-4 AIRLOCK WITH CHEMICAL SHOWER DOOR-ST	9/19/08
08 08 00B	APR BSL-4 AIRLOCK WITHOUT CHEMICAL SHOWER DOOR ST	9/19/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	49 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
08 08 00B	APR BSL-4 PASSAGE DOOR-ST	9/19/08
08 08 00B	APR CHEMICAL SHOWER DOOR-ST	9/19/08

DIVISION 11 — EQUIPMENT
11 08 00B	ST INDEX	9/19/08
11 08 00B	STERILIZER ST	9/19/08
11 08 00B	TISSUE DIGESTER ST	9/19/08

DIVISION 21 — FIRE SUPPRESSION
21 08 00B	ST INDEX	9/19/08
21 08 00B	FIRE PROTECTION SYSTEM ST	9/19/08

DIVISION 22 — PLUMBING
22 08 00B	ST INDEX	1/23/09
22 08 00B	BREATHING AIR SYSTEM-ST	10/31/08
22 08 00B	BRINE SYSTEM -ST	10/31/08
22 08 00B	COMPRESSED AIR SYSTEM-ST	1/23/09
22 08 00B	CHEMICAL SHOWER SKID-ST	1/23/09
22 08 00B	CHEMICAL SHOWER TRAINING ROOM-ST	10/31/08
22 08 00B	DETERGENT SYSTER-ST	10/31/08
22 08 00B	DOMESTIC HOT WATER SYSTEM-ST	10/31/08
22 08 00B	LAB COLD WATER SYSTEM-ST	10/31/08
22 08 00B	LAB GAS SYSTEM-ST	9/19/08
22 08 00B	LAB HOT WATER SYSTEM-ST	10/31/08
22 08 00B	RO WATER SYSTEM-ST	1/23/09
22 08 00B	SOLAR THERMAL HEATING SYSTEM-ST	1/23/09
22 08 00B	TEMPERED WATER SYSTEM-ST	10/31/08
22 08 00B	VACUUM SYSTEM-ST	1/23/09

DIVISION 23 — HEATING, VENTILATING, AND AIR CONDITIONING
23 08 008B	ST INDEX	1/23/09
23 08 008B	AHU (A)BSL-3E-ST	9/19/08
23 08 008B	AHU ABSL-2 ANIMAL & LAB-ST	9/19/08
23 08 008B	AHU ADMIN/CLINIC-ST	9/19/08
23 08 008B	AHU ADMIN/CLINIC (SHELL)-ST	9/19/08
23 08 008B	AHU ADMIN/CLINIC (SC)-ST	9/19/08
23 08 008B	AHU ADMIN WORK ROOM-ST	9/19/08
23 08 008B	AHU ATRIUM ADMIN-ST	9/19/08
23 08 008B	AHU BARRIER-ST	9/19/08
23 08 008B	AHU BSL-2 HEPA-ST	9/19/08
23 08 008B	AHU BSL-2 LAB FUME HOOD-ST	9/19/08
23 08 008B	AHU BSL-2 LAB/OFFICE-ST	9/19/08
23 08 008B	AHU BSL-2 LAB-ST	9/19/08
23 08 008B	AHU BSL-4-ST	10/31/08
23 08 008B	AHU LOGISTIC/OFFICES-ST	9/19/08
23 08 008B	AHU NONCONTAINMENT CORRIDOR-ST	9/19/08
23 08 008B	BSL-4 AEROBIOLOGY-ST	1/23/08
23 08 008B	CHILLED WATER-ST	9/19/08
23 08 008B	COOLING WATER-ST	9/19/08
23 08 008B	EF ABSL-2-ST	9/19/08
23 08 008B	EF ABSL-2 CAGEWASH-ST	9/19/08
23 08 008B	EF ABSL-2 LAB-ST	9/19/08
23 08 008B	EF ABSL-3E AEROBIOLOGY-ST	9/19/08
23 08 008B	HRU-EF (A)BSL-3E-ST	1/23/09
23 08 008B	HRU-EF ABSL-3E AEROBIOLOGY-ST	9/19/08
23 08 008B	HRU-EF ABSL-3E HS-ST	9/19/08
23 08 008B	HRU-EF NONCONTAINMENT CORR-ST	9/19/08
23 08 008B	PREHEAT GLYCOL-ST	9/19/08
23 08 008B	PREHEAT HEAT RECOVERY GLYCOL-ST	9/19/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	50 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
23 08 008B	REHEAT — ST	9/19/08
23 08 008B	STEAM SYSTEM-ST	9/19/08
23 08 008B	TERMINAL UNITS-ST	9/19/08
23 08 008B	TRIM HUMIDIFIERS-ST	9/19/08

DIVISION 25 — INTEGRATED AUTOMATION
25 08 00B	ST INDEX	10/31/08
25 08 00B	ALARM (A)BSL-3E-ST	9/19/08
25 08 00B	ALARM ABSL-2-ST	9/19/08
25 08 00B	ALARM BSL-2-ST	9/19/08
25 08 00B	ALARM BSL-4-ST	10/31/08
25 08 00B	ALARM BSL-4 AEROBIOLOGY-ST	10/31/08
25 08 00B	ALARM EMS-ST	9/19/08
25 08 00B	ALARM FOP-ST	9/19/08
25 08 00B	ALARM LAB/OFFICE-ST	9/19/08
25 08 00B	GRAPHICS BMS-ST	10/31/08
25 08 00B	GRAPHICS EMS-ST	9/19/08
25 08 00B	POINT 3RD PARTY MONITORING-ST	9/19/08
25 08 00B	POINT ADMINISTRATION-ST	9/19/08
25 08 00B	POINT AHU-A()BSL-2-ST	9/19/08
25 08 00B	POINT AHU-BSL-2-ST	9/19/08
25 08 00B	POINT AHU-BSL-4-ST	10/31/08
25 08 00B	POINT AHU-BSL-4 AEROBIOLOGY-ST	10/31/08
25 08 00B	POINT AHU-HRU-(A) BSL-3E-ST	10/31/08
25 08 00B	POINT EMS-ST	9/19/08
25 08 00B	POINT FIRE ALARM SYSTEM-ST	9/19/08
25 08 00B	POINT LAB/OFFICE BSL-2-ST	9/19/08
25 08 00B	POINT MECHANICAL SYSTEM-ST	9/19/08
25 08 00B	POINT ROOMS ABSL-2-ST	9/19/08
25 08 00B	POINT ROOMS BSL2-ST	9/19/08
25 08 00B	POINT ROOMS BSL-4-ST	10/31/08
25 08 00B	POINT ROOMS BSL-4 AEROBIOLOGY-ST	10/31/08
25 08 00B	POINT ROOMS LAB/OFFICE-ST	10/31/08
25 08 00B	POINT SECURITY SYSTEM-ST	9/19/08
25 08 00B	SERVER BACKUP FUNCTIONS-ST	9/19/08
25 08 00B	SERVER DDC PANEL COMMUNICATION-ST	9/19/08
25 08 00B	SERVER OC SECURITY-ST	9/19/08
25 08 00B	USER SECURITY LEVEL-ST	9/19/08

DIVISION 26 — ELECTRICAL
26 08 00B	ST INDEX	11/26/08
26 08 00B	EMERGENCY POWER SYSTEM-ST	9/19/08
26 08 00B	POWER DISTRIBUTION UNIT (PDU)-ST	11/26/08
26 08 00B	POWER FACTOR CORRECTION CAPACITORS-ST	11/26/08
26 08 00B	POWER MONITORING-ST	9/19/08
26 08 00B	SUB AUTO TRANSFER-ST	1/23/09
26 08 00B	UPS-ST	9/19/08

DIVISION 28 — SAFETY AND SECURITY
28 08 00B	ST INDEX	9/19/08
28 08 00B	(FA & MNS) FIRE ALARM & MASS NOTIFICATION SYSTEM -ST	1/23/09

APPENDIX C
DIVISION 22 PLUMBING
22 08 00C	1ST INDEX	11/26/08
22 08 00C	DETERGENT TRANSFER SYSTEM 1ST	9/19/08

DIVISION 23 — HEATING, VENTILATING, AND AIR CONDITIONING
23 08 00C	1ST INDEX	10/31/08

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	51 of 52

EXHIBIT A-1
CONTRACT DOCUMENTS
USAMRIID, FT DETRICK MD

DESCRIPTION
TITLE	DRAWING INDEX	DATE
23 08 00C	ABSL-2 AIR-1ST	9/19/08
23 08 00C	ADMIN CLINIC AIR-1ST	9/19/08
23 08 00C	ADMIN WORK ROOM-1ST	9/19/08
23 08 00C	ATRIUM AIR-1ST	1/23/09
23 08 00C	ATRIUM SMOKE CONTROL-1ST	9/19/08
23 08 00C	BARRIER HOLDING AREA-1ST	9/19/08
23 08 00C	BSL-2 LAB-1ST	9/19/08
23 08 00C	BSL-3E LAB-1ST	9/19/08
23 08 00C	BSL-4 AEROBIOLOGY-1ST	10/31/08
23 08 00C	BSL-4 AREA-1ST	10/31/08
23 08 00C	EMERGENCY SHUTDOWN-1ST	9/19/08
23 08 00C	LAB OFFICE AIR-1ST	9/19/08
23 08 00C	LOGISTICS OFFICE AIR-1ST	9/19/08
23 08 00C	NON-CONTAINMENT CORRIDOR-1ST	9/19/08
23 08 00C	ROOM LEVEL-1ST	10/31/08

DIVISION 25 — INTEGRATED AUTOMATION
25 08 00C	1ST INDEX	9/19/08
25 08 00C	AIR COMPRESSOR -1ST	10/31/08
25 08 00C	EMS ENVIRONMENTAL MONITORING SYSTEM INTEGRATION-1ST	9/19/08
25 08 00C	ENERGY MONITORING-1ST	9/19/08
25 08 00C	LIGHTING INTEGRATION-1ST	9/19/08
25 08 00C	SPEED OF RESPONSE-1ST	10/31/08
25 08 00C	STEAM PRV-1ST	9/19/08
25 08 00C	TIME SYNC-1ST	9/19/08
25 08 00C	VFD VARIABLE FREQUENCY DRIVES-1ST	9/19/08

DIVISION 26 — ELECTRICAL
26 08 00C	1ST INDEX	1/23/09
26 08 00C	EMERGENCY POWER SYSTEM-1ST	1/23/09
26 08 00C	POWER MONITORING SYSTEM-1ST	1/23/09

AMENDMENTS

	AMENDMENT 0001	9/8/08
	AMENDMENT 0002	9/18/08
	AMENDMENT 0003	10/22/08
	AMENDMENT 0004	10/31/08
	AMENDMENT 0005	11/18/08
	AMENDMENT 0006	11/25/08
	AMENDMENT 0007	11/26/08
	AMENDMENT 0008	12/5/08
	AMENDMENT 0009	12/9/08
	AMENDMENT 0010	12/15/08
	AMENDMENT 0011	12/16/08
	AMENDMENT 0012	1/23/09

*	Document re-issued in Amendment with date that does not match issue date.

Exhibit A-1, Contract Documents, USAMRIID, Ft Detrick MD	52 of 52

EXHIBIT B
SUBCONTRACT PERFORMANCE BOND
Bond No.
Premium
KNOW ALL MEN BY THESE PRESENTS, That we                                                              as Principal and                                              as Surety, are held and firmly bound unto MANHATTAN TORCON A JOINT VENTURE as Obligee, in the penal sum of                            DOLLARS ($                    ), lawful money of the United States, for the payment of which sum well and truly, to be made, we bind ourselves, our heirs, executors, administrators, successors and assigns, jointly and severally, firmly by these presents.
THE CONDITION OF THE OBLIGATION IS SUCH, That Whereas, the Principal entered into a certain agreement which is hereto attached and made a part hereof, with the Obligee dated                     , 20___ for                      being part of the work covered by a contract dated on or about April 26, 2007 between United States Army Corp. of Engineers, Baltimore, Maryland hereinafter called Owner, and the said Obligee for USAMRIID Replacement, Ft Detrick, Maryland which contract and the specifications and general conditions thereof are hereby incorporated herein and shall be deemed a part hereof as fully as if set out herein.
NOW, THEREFORE, if the said Principal shall fully indemnify and save harmless the Obligee from all loss, liability, costs, damages, penalty, attorney’s fees or expense which Obligee may incur by reason of failure to well and truly keep and perform each, every and all of the terms and conditions of said agreement on the part of the said Principal to be kept and performed, including but not limited, to completion within the time specified of all work covered by said agreement, performance of all obligations, and guarantees of the Obligee relating to such work under the contract with the Owner; then this obligation shall be of no effect but otherwise it shall remain in full force and effect.
It is a condition hereof that any change, alteration, modification or amendment of any nature whatsoever that may be made in the terms of said agreement, any change in the character of scope of the work to be performed, or the method of performance, under said agreement of modification of said agreement or in the time for completion thereof, any change in the manner, time or amount of payment as provided therein, any change of any nature whatsoever that may be made in the terms of the contract between the said Obligee and the Owner or any change that may be made in the performance of the work under said agreement by the Principal, assented to by the Obligee, whether made under express agreement or not, may be made without notice to the surety and without affecting the obligations of the Surety on this bond and without requiring the consent of the Surety, and no such change or changes shall release the Surety from any of its obligations hereunder, the Surety hereby consenting to and waiving notice of any such change, alteration, modification or amendment.
It is a further condition hereof that no one other than the named Obligee and the successors, administrators, or assigns of the Obligee shall have any right to action under this bond.
IN WITNESS WHEREOF, the said Principal and Surety have hereunto set their hands and seals, this                      day of                     , 20___.

ATTEST:

	(Principal)	(Seal)

By
(Name and Title)

(Signature)

WITNESS:

	(Principal)	(Seal)

By
(Name and Title)

(Signature)

EXHIBIT B
SUBCONTRACT PAYMENT BOND
Bond No.
Premium
KNOW ALL MEN BY THESE PRESENTS, That we                                                          as Principal and                                                   as Surety, are held and firmly bound unto MANHATTAN TORCON A JOINT VENTURE as Obligee, in the penal sum of                                          DOLLARS ($                    ), lawful money of the United States, for the payment of which sum well and truly, to be made, we bind ourselves, our heirs, executors, administrators, successors and assigns, jointly and severally, firmly by these presents.
THE CONDITION OF THE OBLIGATION IS SUCH, That Whereas, the Principal entered into a certain agreement which is hereto attached and made a part hereof with the Obligee dated                     , 20___, for                                          being part of the work covered by a contract on or about April 26, 2007 between United States Army Corp. of Engineers, Baltimore, Maryland hereinafter called Owner, and the said Obligee for USAMRIID Replacement, Ft Detrick, Maryland which contract and the specifications and general conditions thereof are hereby incorporated herein and shall be deemed as part hereof as fully as if set out herein.
NOW, THEREFORE, if the said Principal shall pay promptly and in full the claims of all persons, firms or corporations, performing labor or furnishing equipment, materials, or supplies incurred in connection with the contract to be performed under said agreement, and shall indemnify and save harmless the Obligee from all loss, liability, costs, damages, penalty, attorney’s fees or expenses for all taxes, insurance premiums, any and all applicable contributions, allowances or other payments or deductions, however termed, required by statue or union labor agreement, including voluntary payment thereof by the Obligee necessary to insure orderly prosecution of work or other items or services used in, upon or for or incurred in connection with the contract to be performed under said agreement, then this obligation shall be of no effect, but otherwise it shall remain in full force and effect.
It is a condition hereof that any change, alteration, modification or amendment of any nature whatsoever that may be made in the terms of said agreement, any change in the character or scope of the work to be performed, or the method of performance, under said agreement or modification of said agreement or in the time for completion thereof, any change in the manner, time or amount of payment as provided therein, any change of any nature whatsoever that may be made in the terms of the contract between the said Obligee and the Owner or any change that may be made in the performance of the work under said agreement by the Principal, assented to by the Obligee, whether made under express agreement or not, may be made without notice to the Surety and without affecting the obligations of the surety on this bond arid without requiring the consent of the Surety, and no such change or changes shall release the Surety from any of its obligations hereunder, the Surety hereby consenting to and waiving notice of any such change, alteration, modification or amendment.
Subject to the priority of the named Obligee with respect to recovery up to the penal sum of this bond, persons who have supplied or furnished labor, material, machinery, equipment or supplies to the Principal for use in the prosecution of the work provided for in said contract shall have a direct right of action against said Principal and Surety under this bond.
IN WITNESS WHEREOF, the said Principal and Surety have hereunto set their hands and seals, this                      day of                     , 20___.

ATTEST:

	(Principal)	(Seal)

By
(Name and Title)

(Signature)

WITNESS:

	(Principal)	(Seal)

By
(Name and Title)

(Signature)

Issue Date (MM/DD/YY) EXHIBIT C
CERTIFICATE OF LIABILITY INSURANCE
—
PRODUCER            THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS PHONE NUMBER            CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. — INSURERS AFFORDING COVERAGE — INSURER LETTER            A - INSURED            INSURER PHONE NUMBER            LETTER            B - INSURER LETTER            C - INSURER LETTER            D - INSURER LETTER            E - COVERAGES
— THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS. - INSUR            POLICY EFFECTIVE DATE            POLICY EXPIRATION LTR            TYPE OF INSURANCE            POLICY NUMBER (MM/DD/YY) DATE (MM/DD/YY) LIMITS — — — — — -
GENERAL LIABILITY            Each Occurrence $1,000,000
X            Commercial General Liability            Fire Damage (Any one fire) $ 50,000
- — Claims Made            X            Occur (OFF SITE OPERATIONS) Med Exp (Any one person) $ 5,000
— X            Addl Insured Endt (CG2010 11 85 or Equiv.) Personal & Adv Injury $1,000,000
- X            Waiver of Subrogation Endorsement            General Aggregate $2,000,000
- — Policy            Project            X            LOC            Products-Comp/OP ACG $2,000,000
— — — — AUTOMOBILE LIABILITY            Combined Single Unit X            Any Auto (Ea Accident) $1,000,000
- — All Owned Autos            Bodily Injury Scheduled Autos (Per person) $ X            Hired Autos (ON SITE AND OFF-SITE OPERATIONS) Bodily Injury - X            Non-Owned Autos (Per Accident) $ — — Garage Liability            Property Damage X            Additional Insured Endorsement (Per Accident) $ — — X            Waiver of Subrogation Endorsement — GARAGE LIABILITY            Auto Only — Ea Accident $ Any Auto            Other Than Auto: EA ACC $ — Only: AGG $ EXCESS LIABILITY            Each Occurrence $3,000,000
X            Occur            Claims Made (OFF-SITE OPERATIONS) Aggregate $3,000,000
- Deductible $ Retention $ WORKER’S COMPENSATION AND            X            WC Statutory Limits            H-ER $ — — — EMPLOYER’S LIABILITY (OFF-SITE OPERATIONS) E.I. Each Accident $ 500,000
X            Waiver of Subrogation Endorsement            E.I. Disease-Policy Limit $ 500,000
- — E.I. Disease-Each Employee $ 500,000
— OTHER (if Applicable by Contract) $ Professional Liability $2,000,000
$ Description of Operations/Location/Vehicles/Special Items
Job 3239 — USAMRIID Replacement Project; Owner: Department of the Army, Baltimore District, Corps of Engineers Additional Insured in favor of Manhattan Torcon A Joint Venture & Owner on GL, Auto & Umbrella Policies. Additional Insured Endorsements for Ongoing and Completed Operations are attached. Waiver of Subrogation in favor of Manhattan Torcon A Joint Venture & Owner on GL and WC Policies. Umbrella Policy Follows Form. CERTIFICATE HOLDER
CANCELLATION — Manhattan Torcon A Joint Venture SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL MAIL 30 DAYS 7600 Leesburg Pike, Suite 150 West WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT. Falls Church, VA 22043
Authorized Representative

CCIP Information
EXHIBIT C
INSURANCE REQUIREMENTS
1.0	Definitions (for purposes of this Exhibit C only)

Certificate of Insurance:	Evidence of the insurance coverage afforded under the CCIP.

Contract:	The written agreement between Manhattan Torcon A Joint Venture and Subcontractor describing the Work, Contract Terms and Conditions, or a portion thereof. Also includes a written agreement between a subcontractor and any lower tier subcontractor.

General Contractor:	Manhattan Torcon A Joint Venture

Contractor Controlled Insurance Program (CCIP):	A coordinated insurance program providing certain coverages, as defined herein, for the General Contractor and Enrolled Subcontractors, along with their Eligible Employees, performing Work at the Project Site.

Eligible Employees:	Employees of enrolled Subcontractors who are not excluded from the CCIP under the “Excluded Parties” definition.

Enrolled Parties:	Those Subcontractors that have submitted all necessary enrollment information and been accepted into the CCIP as evidenced by the issuance of a Certificate of Insurance.

Excluded Parties:	No insurance coverage provided by General Contractor under the CCIP shall extend to the activities or products of the following:
(1)	Any person or organization that fabricates or manufactures products, materials or supplies away from the project site(s);

(2)	Hazardous materials remediation, removal, or transportation companies and their consultants;

(3)	Any architect, engineer or surveyor and their consultants except when approved by General Contractor;

(4)	Truckers, material dealers, vendors, suppliers, and Contractor/operators (independent contractors) whose operations or employees are engaged solely in the loading, hauling, unloading, or some combination of the same, of material, supplies or equipment to or from the Project Site, or their employees;

(5)	Any employee of an enrolled Subcontractor, who does not work or generate payroll at the Project Site;

(6)	Any employees of an enrolled Subcontractor who occasionally visits the Project Site to make deliveries, pick-up supplies or personnel, to perform supervisory or progress inspections, or for any other reason;

(7)	Any Day Labor Employees (labor service employees whose coverage is provided by their employer); or

(8)	Any other person or entity specifically excluded by General Contractor, in its sole discretion, from participation as Enrolled Parties.

The CCIP, CCIP Policies and CCIP Coverages shall not apply to Excluded Parties, even if erroneously enrolled in the CCIP. Excluded Parties and parties no longer enrolled or covered by the CCIP or erroneously enrolled in the CCIP shall obtain and maintain, and require by contract that each of their lower-tier Subcontractors obtain and maintain, the insurance coverages as required by Paragraph 11.1.4, below, and as required by the CCIP Manual.

Insured:	The General Contractor, and Enrolled Subcontractors and their Eligible Employees and any other party named in the insurance policies.

Insurers:	Those Insurance Companies providing the required coverages that are included in the CCIP. The Insurers will be identified in the Project Insurance Manual.

Deductive Option Bid:	Obligation of any enrolled party to delete insurance costs for coverages provided by the CCIP from its bid and all change orders. Such costs will then be shown as a separate Deductive Option. All deductions are subject to verification by CCIP Administrator through the providing of contractors’ rate and declaration pages from their insurance policies.

CCIP Administrator:	TBD

Off-Site Work:	Work performed away from the Project Site.

Payroll:	Any requests for payroll information for the CCIP refer to Unburdened Straight Time Payroll per Workers Compensation Class Code.

Project:	USAMRIID — Ft. Detrick, MD

Project Site:	“Project Site” shall mean those areas designated in writing by the General Contractor in a Contract document for performance of the Work and such additional areas as may be designated in writing for Contractor’s use in performance of the Work. Subject to CCIP Insurers written approval, the term “Project Site” shall also include: (1) field office sites, (2) property used for bonded storage of material for the Project approved by the General Contractor (3) staging areas dedicated to the Project, and (4) areas where activities incidental to the Project are being performed by General Contractor or Subcontractors covered by the worker’s compensation policy included in the CCIP, but excluding any permanent locations of General Contractor or such covered Subcontractors.

Subcontract:	The written agreement between General Contractor and Subcontractor, or between Subcontractor and a lower tier Subcontractor, describing the Work, Subcontract Terms and Conditions, or a portion thereof.

Subcontractor:	Includes those persons, firms, joint venture entities, corporations, or other parties that enter into a Subcontract with General Contractor to perform Work at the Project Site and any of these Subcontractor’s lower-tier subcontractors.

Work:	Operations, as fully described in the Contract and Subcontract, performed at the Project Site.

2.0	General Information
2.1	General Contractor may arrange for this Project to be insured under a CCIP. It is General Contractor’s intention to provide Workers’ Compensation, Employer’s Liability, General Liability, and Excess Liability as outlined herein and defined by the individual policies for the time period from the start of Work through completion and final acceptance by General Contractor, except as otherwise provided herein. The insurance limits of liability, as specified in Paragraph 3.0: lnsurance Provided by General Contractor under the CCIP, are for any Contracts that General Contractor elects to include in this CCIP.

2.2	The CCIP will provide certain insurance coverages for the General Contractor, and enrolled subcontractors, along with their Eligible Employees performing Work at the Project Site. Off-site operations shall be covered only if all operations at such site are identified and solely dedicated to the Project. It shall be the responsibility of the General Contractor and Subcontractors to notify the CCIP Administrator, in writing, to request coverage for specified off-site operations. Coverage is not provided at the site unless confirmed in writing by the CCIP Administrator.

2.3	All insurance underwriting, payroll, rating or loss history information requested by General Contractor or the CCIP Administrator shall be provided by the Subcontractor within five (5) working days of the request. Subcontractor agrees (and will require each lower-tier subcontractor to agree) that General Contractor, General Contractor’s insurer or General Contractor’s representative may audit the Subcontractor’s and the records of lower-tier subcontractors to confirm the accuracy of all insurance information provided, including, without limitation, any such information that may have any effect on insurance resulting from changes in the Work. At all times during performance of the Contract and Subcontracts, the Subcontractor and lower-tier subcontractors shall cooperate with General Contractor, CCIP Administrator and CCIP insurers.

2.4	Participation in the CCIP is mandatory but not automatic. When the Subcontractors and lower-tier subcontractors are properly enrolled in the CCIP, the CCIP Administrator will issue or have issued to the Subcontractor and lower-tier subcontractors, prior to their commencing Work on the Project Site, a Certificate of Insurance evidencing the coverages arranged by the General Contractor.

2.5	This is an Deductive Option Bid. Subcontractor will exclude the cost of CCIP coverages from their cost of work and ensure that each lower-tier subcontractor exclude the costs of CCIP coverages from their bids or proposals. However, the cost of insurance removed from each bid will be listed as a separate Deduct Option to the bid. The Costs of CCIP Coverages is defined as the amount of Subcontractor’s and eligible lower-tier subcontractors’ reduction in Insurance costs due to the CCIP Program. The calculation of these costs will be determined using the CCIP Administrator’s enrollment Forms 1, 2 and 3 found in the Project

Insurance Manual. The Costs of CCIP Coverages includes reductions in insurance premiums, all relevant taxes and assessments, markup on insurance premiums, and losses retained through large deductibles or self-insurance retentions, or self-funded other programs. Change orders will also exclude the Cost of CCIP Coverages.

2.6	General Contractor will pay the insurance premiums for the CCIP coverages. The General Contractor is responsible for all adjustments to the premiums and will be the sole beneficiary of all dividends, retroactive adjustments, return premiums, and any other monies due through audits or otherwise. The Subcontractor assigns to the General Contractor the right to receive all such adjustments, and will require that each lower-tier subcontractor assign to General Contractor all such adjustments.

2.7	General Contractor reserves the right to exclude any Subcontractor or lower-tier subcontractor from the CCIP, prior to or after enrollment by the Subcontractor into the CCIP. If Contractor elects to exclude a Subcontractor from the CCIP, or elects not to use a CCIP on this project, the Subcontractor will be responsible for ensuring the insurance coverages outlined in the Subcontract Agreement are provided to the General Contractor before the Subcontractor can begin or resume work on the Project.

2.8	As soon as practicable, a CCIP Insurance Manual will be sent to the enrolled Subcontractors and any lower-tier subcontractors, and will become a part of the Contract with Subcontractor. The CCIP Insurance Manual will contain the administrative and claim reporting procedures. Subcontractor agrees to and will require that its lower-tier subcontractors also cooperate with the CCIP Administrator in providing all information as required in the CCIP Insurance Manual.

2.9	Notwithstanding the CCIP, the Subcontractor shall initiate, maintain and supervise all safety precautions and programs in connection with the Work. Subcontractor is solely responsible, at no adjustment to the contract sum payable or contract time, for initiating, maintaining, and supervising all safety precautions and programs relating to the conduct of Work, including, without limitation, any safety programs or procedures that are required by any applicable state or federal laws, rules or regulations, or by the terms of the CCIP Insurance Manual.

2.10	Subcontractor will cooperate fully with the CCIP Administrator and all CCIP Insurers with regard to enrollment, provision of required information and compliance with reasonable safety suggestions. Subcontractor and their lower-tier subcontractors shall assist and cooperate in every manner possible in connection with the adjustment of all claims arising out of their operations conducted in connection with the Work and shall cooperate with General Contractor, CCIP lnsurers and CCIP Administrator with the adjustment, settlement, mediation, arbitration or litigation of all said claims, including, without limitation, providing light or modified duty for injured workers, appearances in mediation, arbitration or court proceedings and/or participating in settlement meetings, as may be required.
3.0	Insurance Provided by GENERAL CONTRACTOR under the CCIP:
3.1	Unless otherwise provided herein, prior to commencement of the Work. General Contractor, at its sole option and expense, shall secure and maintain at all times during the performance of this Contract the insurance specified in Subparagraphs 3.2.1, 3.2.2, 3.2.3, and 3.2.4 below, with the General Contractor, its Subcontractors and such other persons or interests General Contractor may designate in connection with the performance of the Work as insured parties and with limits not less than those specified below for each coverage.

3.2	Unless otherwise provided herein, General Contractor will furnish the following insurance coverages as set forth in Subparagraphs 3.2.1, 3.2.2, 3.2.3, and 3.2.4 for the benefit of all Enrolled Subcontractors, lower-tier subcontractors and their Eligible Employees performing Work at the Project Site.
3.2.1	Workers’ Compensation & Employer’s Liability:

Coverage:	Statutory limits required by the Workers’ Compensation
Laws of the State of Maryland:

Part One:	Workers’ Compensation:	Statutory Limits

Part Two:	Employer’s Liability:
	Bodily Injury by Accident:	$1,000,000 each accident
	Bodily Injury by Disease:	$1,000,000 each employee
	Bodily Injury by Disease:	$1,000,000 policy limit
The premium and losses of each participant in the CCIP will be filed with the appropriate rating bureau by the Insurer. Experience modifiers of the CCIP participant could be affected, either positively or negatively, by their loss experience while performing Work under this Contract. Insurance coverage will cease for any employee when he or she leaves the Project Site either to perform other Work not covered by this Contract, or for employee personal time.
3.2.2	General Liability (excluding Automobile Liability and Professional Liability):

Coverage: Third party personal injury, bodily injury and property damage liability

Limits of Liability:	All Insureds’ Combined:
General Aggregate	$4,000,000
Products/Completed Operations Aggregate	$4,000,000
Personal/Advertising Injury Aggregate	$2,000,000
Each Occurrence Limit	$2,000,000

Coverage under this policy includes, but is not limited to, the following:
Personal injury liability:
Blanket Contractual Liability covering contractual liability assumed under this contract;
Employees included as Additional Insureds;
Board Form Property Damage Liability;
Cross Liability and Severability of Interest;
Incidental Medical Malpractice Coverage;
Explosion, Collapse and Underground Hazard; and Completed operations coverage with provision of an additional ten (10) years extension after substantial completion or through the applicable statute limitations, which is less;
Warranty and Call Back Work.
Coverage exclusions include, but are not limited to the following:
Any loss insurable by the Builders’ Risk Insurance policy, including deductibles;
War and Nuclear Energy Liability;
Pollution and Asbestos Liability;
Aircraft, Helicopter, Watercraft, Automobile and Truck Liability;
Professional (Errors & Omissions) Liability;
Intentional Acts;
Products Recall;
Mold, Silica.
This is a summary of coverage only. The CCIP Insurance policies will be made available to all enrolled Subcontractors upon request. Each Subcontractor should review the CCIP policies with its insurance and/or legal advisors.
Exceptions/Notes:
(a)	The CCIP coverages are limited solely to Work performed at the Project Site. As such, products/completed operations coverage provided under the Commercial General Liability and the Excess Liability do not apply to any insured party, Subcontractor, vendor, supplier, material dealer, or other product or material manufactured, assembled, or otherwise worked upon while away from the Project Site.

(b)	This insurance will include a maximum of ten (10) years products & completed operations extension, beyond Substantial Completion of the project with a single, non-reinstated aggregate limit.

3.2.4	Excess/Umbrella Liability Insurance:

Coverage: Written on a strict following form basis over the primary Excess/Umbrella policy.

Minimum Limits of Liability:	All Insureds’ Combined:
Combined Single Limit	$50,000,000
General Aggregate	$50,000,000
Products/Completed Operations Aggregate	$50,000,000 for 10-years

3.3	General Contractor assumes no obligations to provide insurance other than that evidenced by the policies referred to in Paragraph 3.0. General Contractor, however, reserves the right to furnish insurance coverage of various types and limits provided that such coverage shall not be less than that specified above and the costs of such insurance shall be paid by General Contractor.
4.0	Alternative Insurance
4.1	In the event General Contractor for any reason is either unable to furnish or after commencement of Work elects not to furnish or to continue to furnish the insurance as specified in Subparagraphs 3.2.1, 3.2.2, 3.23 and following written notice from General Contractor, Subcontractor and lower-tier subcontractors shall secure and maintain at General Contractor’s cost, not to exceed the lesser of: (1) Sub-contractor’s actual net cost for the insurance coverage, or (2) the insurance cost identified in the Subcontractor’s Deductive Option Bid.

4.2	In the event the Subcontractor has been required to secure insurance specified in the Contract which was to have been provided by General Contractor under the CCIP, General Contractor is no longer obligated to furnish that part of the insurance specified in Subparagraphs 3.2.1, 32.2, 3.23 above. All insurance secured by the Subcontractor pursuant to General Contractor’s requirements under the provisions of the Contract shall be through policies subject to General Contractor’s approval.
5.0	Required Subcontractor Insurance Coverages
5.1	Insurance provided to the Subcontractors and lower-tier subcontractors under CCIP does not cover their automobiles, tools and equipment. The CCIP also does not cover Workers’ Compensation claims or Commercial General Liability claims arising from “Off-Site Work.” Off-Site Work as used in this document means Work performed under the Contract that is not performed at the designed Project Site. The CCIP does not cover Professional Liability claims or Pollution Liability claims arising from Work or services performed under contract at or from the designated Project Site. At their own expense, the Subcontractors and lower-tier subcontractors must carry the following minimum coverages and limits:
5.1.1	Commercial Automobile Liability Insurance for contract work both occurring on-site and off-site limits of liability not less than:
$1,000,000 Combined Single Limit
This insurance must apply to all owned, leased, non-owned or hired vehicles to be used in the performance of work. Such insurance shall allow Subcontractor to waive subrogation against the General Contractor and/or its representatives prior to loss or shall include a waiver of the insurer’s right of subrogation.
5.1.2	Off-Site Workers’ Compensation Insurance, including Employer’s Liability with minimum limits of
$500,000 Bodily Injury with Accident — Each Accident
$500,000 Bodily Injury with Disease — Policy Limit
$500,000 Bodily Injury with Disease — Each Employee
Coverage to protect Subcontractor from and against all claims arising from performance of Work outside the Project Site under the Contract. Such insurance (where permissible by law) shall waive subrogation against General Contractor.
5.1.3	Off-Site Commercial General Liability Insurance for Contract operations not physically occurring within the Project Site with a limit of liability not less than:
Primary Insurance
$1,000,000 Each occurrence
$1,000,000 Personal Injury and Advertising Injury
$2,000,000 General Aggregate
$2,000,000 Products/Completed Operations Aggregate
Such policy shall include coverage for contractual liability assumed under the Contract, contractors’ protective liability, and explosion, collapse and underground property damage hazards. The Policy Form should be CG 00 01 12 04 or equivalent.
5.1.4	Off-Site Umbrella Liability Insurance for Contract operations not physically occurring within the Project Site with limits of liability not less than:
$3,000,000 Each occurrence
$3,000,000 General aggregate
5.2	The Subcontractor or lower-tier subcontractor shall provide and maintain the following insurance of the type and in limits as set forth by General Contractor’s risk management should construction operations warrant such coverage.
5.2.1	Aircraft/Aviation Liability:

Should aircraft of any kind be used by the Subcontractor, or by anyone else on its behalf, the Subcontractor shall contact General Contractor risk management to ensure the appropriate aircraft/aviation liability is in place. All limits, coverages, and endorsements will be set and enforced by General Contractor’s risk management.

5.2.2	Contractors Pollution Liability Insurance

Should the Subcontractor or lower-tier subcontractor be involved in remediation or removal activities or disposal of hazardous substances of any kind, General Contractor’s risk management must be contacted to obtain instructions as to pollution liability insurance requirements. The General Contractor’s risk management department will establish and enforce the appropriate limits, coverages, and endorsements based on the identified exposure.
Subcontractors of all tiers will be required to provide additional Insured status to the General Contractor for policies required in 5.1.1 and 5.1.3;
The additional Insured status shall provide coverage for the Premises/Operations and Products/Completed Operations exposures and shall indicate that such coverage is primary to any insurance carried by the General Contractor.
6.0	Insurance Requirements for Excluded Parties:
6.1	Subcontractor and each lower-tier subcontractor shall require all Excluded Parties, as defined herein, to provide and maintain insurance of the type and in limits as set forth in the Subcontract Agreement.
7.0	Subcontractor Warranties and Agreements
7.1	All information submitted to the General Contractor or the CCIP Administrator shall be accurate and complete to the best of its knowledge. Subcontractor will notify the General Contractor or Administrator immediately in writing of any errors discovered during the performance of the work.

7.2	Neither the General Contractor, their insurance Broker, nor the CCIP Administrator are agents or guarantors of the insurance companies providing coverage under the CCIP. Nor are they responsible for claims or other disputes between any Subcontractor or lower-tier subcontractor, and the CCIP Insurers. Nor do they guarantee the solvency of any CCIP Insurer, the adequacy of the limits of liability, or that the CCIP policies provide adequate coverage terms and conditions.

7.3	General Contractor acknowledges that all references to CCIP policy terms, conditions, and limits of liability in this document, as well as the Project Insurance Manual, are for reference only. Subcontractor and its lower-tier subcontractors are responsible for conducting their own independent review and analysis of the CCIP coverages in formulating any opinion or belief as to the applicability to such coverages in the event of any loss or potential claim.

7.4	In the event of conflicting language, the provisions of the CCIP Insurance policies shall govern then the provisions of the Contract documents, and finally the provisions of the Project Insurance Manual.

7.5	In the event that an audit of subcontractor’s records, as permitted in the Contract or other CCIP documents, reveals a discrepancy in the insurance, payroll, safety, or any other information required to be provided to General Contractor or CCIP Administrator, or reveals inclusion of costs for CCIP coverages in any payment for the work, General Contractor will have the right to deduct from payments due Subcontractor all such insurance costs as well as all audit costs.

7.6	A claims charge-back will be assessed for the amount of any loss payable under the CCIP Commercial General Liability Policy. The enrolled Subcontractor or lower-tier subcontractor primarily responsible for causing any bodily injury or property damage liability loss shall be responsible for payment of the charge-back. The charge-back will equal the deductible under the Subcontractor’s or lower-tier subcontractor’s regular (non-CCIP) commercial general liability policy up to a maximum charge-back of $25,000. The minimum charge-back shall be the actual loss of $5,000 which is ever less. The charge-back shall be applied on the same basis as applied under the Contractor’s or subcontractor’s regular (non-CCIP) general liability insurance policy. All enrolled Subcontractors are required to provide the General Contractor a copy of their commercial general liability insurance deductible endorsement for the purpose of determining the charge-back. If the loss exceeds $5,000 and information necessary to determine a Subcontractor’s deductible as stated on its commercial general insurance endorsement is not available to the General Contractor, the General Contractor will charge the Subcontractor the actual loss up to a $25,000 maximum per occurrence until receipt of documentation from the Subcontractor’s commercial general insurance policy evidencing their actual deductible. If the loss is less than $5,000, the General Contractor will charge the actual loss. The charge-back does not apply to workers’ compensation claims for a Subcontractor’s own employee.

7.7	A claims charge-back will be assessed for the amount of any loss payable under the CCIP Builder’s Risk Policy. The first $10,000 of any such occurrence will be paid by the Subcontractor. This includes all expenses or claims payments incurred by the CCIP Insurer for losses attributable to the Subcontractor’s work, acts or omissions, or the work, acts or omissions of any tier of subcontractor. Subcontractor may elect to pass this charge through to any responsible subcontractor but in no event may require total subcontractor reimbursement in excess of $10,000.
8.0	General Contractor Obligations
8.1	General Contractor shall furnish each bidding Subcontractor, vendor, supplier, material dealer or other party a copy of this CCIP Exhibit and shall incorporate the terms of this Exhibit in all contracts and agreements entered into for performance of any portion of the Work.

8.2	Subcontractor shall enroll in the CCIP within five (5) days of receiving a request by General Contractor or its CCIP Administrator. Subcontractor shall notify each lower-tier subcontractor of the procedure for enrolling in General Contractor’s CCIP and confirm that enrollment is mandatory but not automatic. Subcontractor shall assure that its lower-tier subcontractors shall not commence work until verification of enrollment is confirmed by the CCIP Administrator by the issuance of a Certificate of Insurance.

8.3	Subcontractor shall not violate any condition of the policies of insurance provided by the General Contractor under the terms of this CCIP Attachment or the CCIP Insurance Manual. All requirements imposed by the subject policies and to be performed by General Contractor shall likewise be imposed on, assumed and performed by each Subcontractor and their lower-tier subcontractors.

8.4	Subcontractor shall participate in the claim reporting procedures of the General Contractor’s CCIP. Subcontractor agrees to assist and cooperate in every manner possible in connection with the adjustment of all claims arising out of operations within the scope of the Work provided for by the Contract awarded pursuant to the bid specifications, and to cooperate with the insurer in all claims and demands which the General Contractor’s insurer(s) is called upon to adjust or to defend against. General Contractor shall take all necessary action to assure that it’s Subcontractors and their lower-tier subcontractors comply with any such request for assistance and cooperation.

8.5	All Subcontractors and their lower-tier subcontractors shall submit monthly payrolls and worker-hour reports to General Contractor or CCIP Administrator on CCIP Form-4 Monthly On-Site Payroll Report. This reporting form will be provided to all Subcontractors at time of enrollment into the CCIP. Failure to submit these reports may result in funds being held or delayed from monthly progress payments. The CCIP Form-4 Monthly On-Site Payroll Report must be submitted for each month, including zero (0) payroll, if applicable, until completion of the Work under each Contract and Subcontract. For those Subcontractors and lower-tier subcontractors performing Work under multiple Subcontracts, a separate CCIP Form-4 is required for each Subcontract under which Work is being performed.
9.0	Notices, Costs
9.1	The cost of the insurance, specified in Paragraph 3.0 above, to be obtained by General Contractor will be paid for by the General Contractor, and the General Contractor shall receive and pay, as the case may be, all adjustments in such costs, whether by way of dividends or otherwise. General Contractor shall execute such instruments of assignment as may be necessary to permit General Contractor’s receipt of such adjustments and shall cause all Subcontractors and their lower-tier subcontractors covered by such insurance to do the same.

9.2	Any Subcontractor or lower-tier subcontractor who has completed their work at the Project site and whose CCIP insurance has been terminated, who returns to the site to perform warranty work must do so under their own insurance.

9.3	Contractors’ Equipment insurance for all construction tools and equipment whether owned, leased, rented, borrowed or used on work at the Project Site is the responsibility of the Subcontractor and/or lower-tier subcontractor, and the General Contractor shall not be responsible for any loss or damage to tools and equipment. This Contractors’ Equipment insurance shall contain a waiver of subrogation against General Contractor and/or its representatives and all approved Subcontractors and lower-tier subcontractors. If an individual approved Subcontractor or lower-tier subcontractor does not purchase such insurance, he will hold harmless General Contractor and/or its representatives and other approved Subcontractors and lower-tier subcontractors for damage to his tools and equipment.

9.4	Nothing herein shall relieve Subcontractors and their lower-tier subcontractors of their respective obligations to exercise due care in the performance of their duties in connection with the Work or to complete the Work in strict compliance with this Contract and subsequent subcontracts.

9.5	Any type of insurance or increase of limits not described above which the Subcontractor require for its own protection or on account of statute shall be its own responsibility and at its own expense.

9.6	In addition to any other rights of withholding that General Contractor may have under the Contract Documents, General Contractor has the right to withhold any payments otherwise due to the Subcontractor in the event of a failure by Subcontractor or any lower-tier subcontractor to comply with the requirements of this Exhibit C or the CCIP Insurance Manual. General Contractor may withhold from any payment owed to Subcontractor the Costs of CCIP Coverages if included in a request for payment. Such withholding by General Contractor shall not be deemed to be a default under the Construction Contract. General Contractor shall withhold from Subcontractor the Costs of CCIP Coverages attributable to an increase in Subcontractor’s and the lower-tier subcontractors’ total payroll for the Work over the amount reported to General Contractor and CCIP Administrator at time of enrollment in the CCIP.

9.7	Without limitation upon any of General Contractor’s other rights or remedies, any failure by Subcontractor or any lower-tier subcontractor to comply with any provision of this Exhibit C or the CCIP Insurance Manual shall be deemed a material breach of this Construction Contract, thereby entitling General Contractor, at its option, upon notice to Subcontractor to suspend performance by Subcontractor, without any adjustment to Contract Sum Payable or Contract Time, until there is full compliance, or (2) or terminate this Construction Contract for cause.

9.8	The provision of the CCIP shall in no way be interpreted as relieving Subcontractor or any lower-tier subcontractor of any responsibility or liability under the Contract Documents, the CCIP Policies, or Applicable Laws, including, without limitation, Subcontractor’s and lower-tier subcontractor’s responsibilities relative to indemnification and their obligation to exercise due care in the performance of the Work and to complete the Work in strict compliance with the Contract Documents.

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Section 00700 — Contract Clauses
CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JUL 2004
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	SEP 2006
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	SEP 2007
52.203-13	Contractor Code of Business Ethics and Conduct	DEC 2007
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.204-7	Central Contractor Registration	APR 2008
52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	SEP 2006
52.211-18	Variation in Estimated Quantity	APR 1984
52.215-2 Alt III	Audit and Records—Negotiation (Jun 1999) Alternate III	JUN 1999
52.215-10	Price Reduction for Defective Cost or Pricing Data	OCT 1997
52.215-12	Subcontractor Cost or Pricing Data	OCT 1997
52.215-15	Pension Adjustments and Asset Reversions	OCT 2004
52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions	JUL 2005
52.215-19	Notification of Ownership Changes	OCT 1997
52.215-2 1	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data—Modifications	OCT 1997
52.219-4	Notice of Price Evaluation Preference for HUBZone Small Business Concerns	JUL 2005
52.219-8	Utilization of Small Business Concerns	MAY 2004
52.219-9 Alt II	Small Business Subcontracting Plan (Apr 2008) Alternate II	OCT 2001
52.219-14	Limitations On Subcontracting	DEC 1996
52.219-16	Liquidated Damages-Subcontracting Plan	JAN 1999
52.222-3	Convict Labor	JUN 2003

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52.222-4	Contract Work Hours and Safety Standards Act — Overtime Compensation	JUL 2005
52.222-6	Davis Bacon Act	JUL 2005
52.222-7	Withholding of Funds	FEB 1988
52.222-8	Payrolls and Basic Records	FEB 1988
52.222-9	Apprentices and Trainees	JUL 2005
52.222-10	Compliance with Copeland Act Requirements	FEB 1988
52.222-11	Subcontracts (Labor Standards)	JUL 2005
52.222-12	Contract Termination-Debarment	FEB 1988
52.222-13	Compliance with Davis-Bacon and Related Act Regulations.	FEB 1988
52.222-14	Disputes Concerning Labor Standards	FEB 1988
52.222-15	Certification of Eligibility	FEB 1988
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	MAR 2007
52.222-27	Affirmative Action Compliance Requirements for Construction	FEB 1999
52.222-35	Equal Opportunity For Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans	SEP 2006
52.222-36	Affirmative Action For Workers With Disabilities	JUN 1998
52.222-37	Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans	SEP 2006
52.223-5	Pollution Prevention and Right-to-Know Information	AUG 2003
52.223-6	Drug-Free Workplace	MAY 2001
52.223-14	Toxic Chemical Release Reporting	AUG 2003
52.225-13	Restrictions on Certain Foreign Purchases	JUN 2008
52.226-1	Utilization Of Indian Organizations And Indian-Owned Economic Enterprises	JUN 2000
52.227-1	Authorization and Consent	DEC 2007
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	DEC 2007
52.227-4	Patent Indemnity-Construction Contracts	DEC 2007
52.228-2	Additional Bond Security	OCT 1997
52.228-5	Insurance — Work On A Government Installation	JAN 1997
52.228-11	Pledges Of Assets	FEB 1992
52.228-12	Prospective Subcontractor Requests for Bonds	OCT 1995
52.228-14	Irrevocable Letter of Credit	DEC 1999
52.228-15	Performance and Payment Bonds—Construction	NOV 2006
52.229-3	Federal, State And Local Taxes	APR 2003
52.232-5	Payments under Fixed-Price Construction Contracts	SEP 2002
52.232-17	Interest	JUN 1996
52.232-23	Assignment Of Claims	JAN 1986
52.232-27	Prompt Payment for Construction Contracts	SEP 2005
52.232-33	Payment by Electronic Funds Transfer—Central Contractor Registration	OCT 2003
52.233-1	Disputes	JUL 2002
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004
52.236-2	Differing Site Conditions	APR 1984
52.236-3	Site Investigation and Conditions Affecting the Work	APR 1984
52.236-5	Material and Workmanship	APR 1984
52.236-8	Other Contracts	APR 1984
52.236-9	Protection of Existing Vegetation, Structures, Equipment, Utilities, and Improvements	APR 1984
52.236-10	Operations and Storage Areas	APR 1984
52.236-11	Use and Possession Prior to Completion	APR 1984
52.236-12	Cleaning Up	APR 1984
52.236-13	Accident Prevention	NOV 1991

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52.236-15	Schedules for Construction Contracts	APR 1984
52.236-21	Specifications and Drawings for Construction	FEB 1997
52.236-26	Preconstruction Conference	FEB 1995
52.242-13	Bankruptcy	JUL 1995
52.242-14	Suspension of Work	APR 1984
52.243-4	Changes	JUN 2007
52.244-6	Subcontracts for Commercial Items	MAR 2007
52.248-3	Value Engineering-Construction	SEP 2006
52.249-2 Alt I	Termination for Convenience of the Government (Fixed Price) (May 2004) — Alternate I	SEP 1996
52.249-10	Default (Fixed-Price Construction)	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense Contract-Related-Felonies	DEC 2004
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7004 Alt A	Central Contractor Registration (52.204-7) Alternate A	SEP 2007
252.205-7000	Provision Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	DEC 2006
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	DEC 2006
252.2 19-7003	Small Business Subcontracting Plan (DOD Contracts)	APR 2007
252.223-7004	Drug Free Work Force	SEP 1988
252.223-7006	Prohibition On Storage And Disposal Of Toxic And Hazardous Materials	APR 1993
252.225-7012	Preference For Certain Domestic Commodities	MAR 2008
252.226-7001	Utilization of Indian Organizations and Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns	SEP 2004
252.227-7022	Government Rights (Unlimited)	MAR 1979
252.232-7003	Electronic Submission of Payment Requests and Receiving Reports	MAR 2008
252.236-7000	Modification Proposals-Price Breakdown	DEC 1991
252.243-7001	Pricing Of Contract Modifications	DEC 1991
252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.247-7023 Alt III	Transportation of Supplies by Sea (May 2002) Alternate III	MAY 2002
CLAUSES INCORPORATED BY FULL TEXT
52.204-2 SECURITY REQUIREMENTS (AUG 1996) — ALTERNATE II (APR 1984)
     (a) This clause applies to the extent that this contract involves access to information classified “Confidential,” “Secret,” or “Top Secret.”
     (b) The Contractor shall comply with (1) the Security Agreement (DD Form 441), including the National Industrial Security Program Operating Manual (DOD 5220.22-M); and (2) any revisions to that manual, notice of which has been furnished to the Contractor.
     (c) If, subsequent to the date of this contract, the security classification or security requirements under this contract are changed by the Government and if the changes cause an increase or decrease in security costs or

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otherwise affect any other term or condition of this contract, the contract shall be subject to an equitable adjustment as if the changes were directed under the Changes clause of this contract.
     (d) The Contractor agrees to insert terms that conform substantially to the language of this clause, including this paragraph (d) but excluding any reference to the Changes clause of this contract, in all subcontracts under this contract that involve access to classified information.
     (e) The Contractor shall be responsible for furnishing to each employee and for requiring each employee engaged on the work to display such identification as may be approved and directed by the Contracting Officer. All prescribed identification shall immediately be delivered to the Contracting Officer, for cancellation upon the release of any employee. When required by the Contracting Officer, the Contractor shall obtain and submit fingerprints of all persons employed or to be employed on the project.
52.222-39 NOTIFICATION OF EMPLOYEE RIGHTS CONCERNING PAYMENT OF UNION DUES OR FEES (DEC 2004)
     (a) Definition. As used in this clause—
United States means the 50 States, the District of Columbia, Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, and Wake Island.
     (b) Except as provided in paragraph (e) of this clause, during the term of this contract, the Contractor shall post a notice, in the form of a poster, informing employees of their rights concerning union membership and payment of union dues and fees, in conspicuous places in and about all its plants and offices, including all places where notices to employees are customarily posted. The notice shall include the following information (except that the information pertaining to National Labor Relations Board shall not be included in notices posted in the plants or offices of carriers subject to the Railway Labor Act, as amended (45 U.S.C. 151-188)).
Notice to Employees
Under Federal law, employees cannot be required to join a union or maintain membership in a union in order to retain their jobs. Under certain conditions, the law permits a union and an employer to enter into a union-security agreement requiring employees to pay uniform periodic dues and initiation fees. However, employees who are not union members can object to the use of their payments for certain purposes and can only be required to pay their share of union costs relating to collective bargaining, contract administration, and grievance adjustment.
If you do not want to pay that portion of dues or fees used to support activities not related to collective bargaining, contract administration, or grievance adjustment, you are entitled to an appropriate reduction in your payment. If you believe that you have been required to pay dues or fees used in part to support activities not related to collective bargaining, contract administration, or grievance adjustment, you may be entitled to a refund and to an appropriate reduction in future payments.
For further information concerning your rights, you may wish to contact the National Labor Relations Board (NLRB) either at one of its Regional offices or at the following address or toll free number:
National Labor Relations Board
Division of Information
1099 14th Street, N.W.
Washington, DC 20570
1-866-667-6572
1-866-316-6572 (TTY)

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To locate the nearest NLRB office, see NLRB’s website at http://www.nlrb.gov
     (c) The Contractor shall comply with all provisions of Executive Order 13201 of February 17, 2001, and related implementing regulations at 29 CPR part 470, and orders of the Secretary of Labor.
     (d) In the event that the Contractor does not comply with any of the requirements set forth in paragraphs (b), (c), or (g), the Secretary may direct that this contract be cancelled, terminated, or suspended in whole or in part, and declare the Contractor ineligible for further Government contracts in accordance with procedures at 29 CFR part 470, Subpart B—Compliance Evaluations, Complaint investigations and Enforcement Procedures. Such other sanctions or remedies may be imposed as are provided by 29 CFR part 470, which implements Executive Order 13201, or as are otherwise provided by law.
     (e) The requirement to post the employee notice in paragraph (b) does not apply to—
     (1) Contractors and subcontractors that employ fewer than 15 persons;
     (2) Contractor establishments or construction work sites where no union has been formally recognized by the Contractor or certified as the exclusive bargaining representative of the Contractor’s employees;
     (3) Contractor establishments or construction work sites located in a jurisdiction named in the definition of the United States in which the law of that jurisdiction forbids enforcement of union-security agreements;
     (4) Contractor facilities where upon the written request of the Contractor, the Department of Labor Deputy Assistant Secretary for Labor-Management Programs has waived the posting requirements with respect to any of the Contractor’s facilities if the Deputy Assistant Secretary finds that the Contractor has demonstrated that—
     (i) The facility is in all respects separate and distinct from activities of the Contractor related to the performance of a contract; and
     (ii) Such a waiver will not interfere with or impede the effectuation of the Executive order; or
     (5) Work outside the United States that does not involve the recruitment or employment of workers within the United States.
     (f) The Department of Labor publishes the official employee notice in two variations; one for contractors covered by the Railway Labor Act and a second for all other contractors. The Contractor shall—
     (1) Obtain the required employee notice poster from the Division of Interpretations and Standards, Office of Labor-Management Standards, U.S. Department of Labor, 200 Constitution Avenue, NW, Room N-5605, Washington, DC 20210, or from any field office of the Department’s Office of Labor-Management Standards or Office of Federal Contract Compliance Programs;
     (2) Download a copy of the poster from the Office of Labor-Management Standards website at http://www.olms.dol.gov; or
     (3) Reproduce and use exact duplicate copies of the Department of Labors official poster.
     (g) The Contractor shall include the substance of this clause in every subcontract or purchase order that exceeds the simplified acquisition threshold, entered into in connection with this contract, unless exempted by the Department of Labor Deputy Assistant Secretary for Labor-Management Programs on account of special circumstances in the national interest under authority of 29 CFR 470.3(c). For indefinite quantity subcontracts, the

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Contractor shall include the substance of this clause if the value of orders in any calendar year of the subcontract is expected to exceed the simplified acquisition threshold. Pursuant to 29 CFR part 470, Subpart B—Compliance Evaluations, Complaint Investigations and Enforcement Procedures, the Secretary of Labor may direct the Contractor to take such action in the enforcement of these regulations, including the imposition of sanctions for noncompliance with respect to any such subcontract or purchase order. If the Contractor becomes involved in litigation with a subcontractor or vendor, or is threatened with such involvement, as a result of such direction, the Contractor may request the United States, through the Secretary of Labor, to enter into such litigation to protect the interests of the United States.
(End of clause)
52.225-11 BUY AMERICAN ACT—CONSTRUCTION MATERIALS UNDER TRADE AGREEMENTS (AUG 2007)
     (a) Definitions. As used in this clause—
Caribbean Basin country construction material means a construction material that-
     (1) is wholly the growth, product, or manufacture of a Caribbean Basin country; or
     (2) In the case of a construction material that consists in whole or in part of materials from another country, has been substantially transformed in a Caribbean Basin country into a new and different construction material distinct from the materials from which it was transformed.
Component means an article, material, or supply incorporated directly into a construction material.
Construction material means an article, material, or supply brought to the construction site by the Contractor or subcontractor for incorporation into the building or work. The term also includes an item brought to the site preassembled from articles, materials, or supplies. However, emergency life safety systems, such as emergency lighting, fire alarm, and audio evacuation systems, that are discrete systems incorporated into a public building or work and that are produced as complete systems, are evaluated as a single and distinct construction material regardless of when or how the individual parts or components of those systems are delivered to the construction site. Materials purchased directly by the Government are supplies, not construction material.
Cost of components means—
     (1) For components purchased by the Contractor, the acquisition cost, including transportation costs to the place of incorporation into the construction material (whether or not such costs are paid to a domestic firm), and any applicable duty (whether or not a duty-free entry certificate is issued); or
     (2) For components manufactured by the Contractor, all costs associated with the manufacture of the component, including transportation costs as described in paragraph (1) of this definition, plus allocable overhead costs, but excluding profit. Cost of components does not include any costs associated with the manufacture of the construction material.
Designated country means any of the following countries:
     (1) A World Trade Organization Government Procurement Agreement country (Aruba, Austria, Belgium, Bulgaria, Canada, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hong Kong, Hungary, Iceland, Ireland, Israel, Italy, Japan, Korea (Republic of), Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, Netherlands, Norway, Poland, Portugal, Romania, Singapore, Slovak Republic, Slovenia, Spain, Sweden, Switzerland, or United Kingdom);

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     (2) Free Trade Agreement country (Australia, Bahrain, Canada, Chile, Dominican Republic, El Salvador, Guatemala, Honduras, Mexico, Morocco, Nicaragua, or Singapore);
     (3) A least developed country (Afghanistan, Angola, Bangladesh, Benin, Bhutan, Burkina Faso, Burundi, Cambodia, Cape Verde, Central African Republic, Chad, Comoros, Democratic Republic of Congo, Djibouti, East Timor, Equatorial Guinea, Eritrea, Ethiopia, Gambia, Guinea, Guinea-Bissau, Haiti, Kiribati, Laos, Lesotho, Madagascar, Malawi, Maldives, Mali, Mauritania, Mozambique, Nepal, Niger, Rwanda, Samoa, Sao Tome and Principe, Senegal, Sierra Leone, Solomon Islands, Somalia, Tanzania, Togo, Tuvalu, Uganda, Vanuatu, Yemen, or Zambia); or
     (4) A Caribbean Basin country (Antigua and Barbuda, Aruba, Bahamas, Barbados, Belize, British Virgin Islands, Costa Rica, Dominica, Grenada, Guyana, Haiti, Jamaica, Montserrat, Netherlands Antilles, St. Kitts and Nevis, St. Lucia, St. Vincent and the Grenadines, or Trinidad and Tobago).
Designated country construction material means a construction material that is a WTO GPA country construction material, an FTA country construction material, a least developed country construction material, or a Caribbean Basin country construction material.
Domestic construction material means—
     (1) An unmanufactured construction material mined or produced in the United States; or
     (2) A construction material manufactured in the United States, if the cost of its components mined, produced, or manufactured in the United States exceeds 50 percent of the cost of all its components. Components of foreign origin of the same class or kind for which nonavailability determinations have been made are treated as domestic.
Foreign construction material means a construction material other than a domestic construction material.
Least developed country construction material means a construction material that—
     (1) Is wholly the growth, product, or manufacture of a least developed country; or
     (2) In the case of a construction material that consists in whole or in part of materials from another country, has been substantially transformed in a least developed country into a new and different construction material distinct from the materials from which it was transformed.
United States means the 50 States, the District of Columbia, and outlying areas.
WTO GPA country construction material means a construction material that—
     (1) Is wholly the growth, product, or manufacture of a WTO GPA country; or
     (2) In the case of a construction material that consists in whole or in part of materials from another country, has been substantially transformed in a WTO GPA country into a new and different construction material distinct from the materials from which it was transformed.
     (b) Construction materials. (1) This clause implements the Buy American Act (41 U.S.C. 10a-10d) by providing a preference for domestic construction material. In addition, the Contracting Officer has determined that the WTO GPA and Free Trade Agreements (FTAs) apply to this acquisition. Therefore, the Buy American Act restrictions are waived for designated country construction materials.

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     (2) The Contractor shall use only domestic or designated country construction material in performing this contract, except as provided in paragraphs (b)(3) and (b)(4) of this clause.
     (3) The requirement in paragraph (b)(2) of this clause does not apply to the construction materials or components listed by the Government as follows: None
     (4) The Contracting Officer may add other foreign construction material to the list in paragraph (b)(3) of this clause if the Government determines that—
     (i) The cost of domestic construction material would be unreasonable. The cost of a particular domestic construction material subject to the restrictions of the Buy American Act is unreasonable when the cost of such material exceeds the cost of foreign material by more than 6 percent;
     (ii) The application of the restriction of the Buy American Act to a particular construction material would be impracticable or inconsistent with the public interest; or
     (iii) The construction material is not mined, produced, or manufactured in the United States in sufficient and reasonably available commercial quantities of a satisfactory quality.
     (c) Request for determination of inapplicability of the Buy American Act.
     (i) Any Contractor request to use foreign construction material in accordance with paragraph (b)(4) of this clause shall include adequate information for Government evaluation of the request, including—
     (A) A description of the foreign and domestic construction materials;
     (B) Unit of measure;
     (C) Quantity;
     (D) Price;
     (E) Time of delivery or availability;
     (F) Location of the construction project;
     (G) Name and address of the proposed supplier; and
     (H) A detailed justification of the reason for use of foreign construction materials cited in accordance with paragraph (b)(3) of this clause.
     (ii) A request based on unreasonable cost shall include a reasonable survey of the Market and a completed price comparison table in the format in paragraph (d) of this clause.
     (iii) The price of construction material shall include all delivery costs to the construction site and any applicable duty (whether or not a duty-free certificate may be issued).
     (iv) Any Contractor request for a determination submitted after contract award shall explain why the Contractor could not reasonably foresee the need for such determination and could not have requested the determination before contract award. If the Contractor does not submit a satisfactory explanation, the Contracting Officer need not make a determination.

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     (2) If the Government determines after contract award That an exception to the Buy American Act applies and the Contracting Officer and the Contractor negotiate adequate consideration, the Contracting Officer will modify the contract to allow use of the foreign construction material. However, whether the basis for the exception is the unreasonable price of a domestic construction material, adequate consideration is not less than the differential established in paragraph (b)(4)(i) of this clause.
     (3) Unless the Government determines that an exception to the Buy American Act applies, use of foreign construction material is noncompliant with the Buy American Act.
     (d) Data. To permit evaluation of requests under paragraph (e) of this clause based on unreasonable cost, the Contractor shall include the following information and any applicable supporting data based on the survey of suppliers:
Foreign and Domestic Construction Materials Price Comparison

Construction material description	Unit of measure	Quantity	Price (dollars)

Item 1:
Foreign construction material

Domestic construction material

Item 2:
Foreign construction material

Domestic construction material

/1/ Include all delivery costs to the construction site and any applicable duty (whether or not a duty-free entry certificate is issued).
List name, address, telephone number, and contact for suppliers surveyed. Attach copy of response; if oral, attach summary.
Include other applicable supporting information.
(End of clause)
52.228-I BID GUARANTEE (SEP 1996)
     (a) Failure to furnish a bid guarantee in the proper form and amount, by the time set for opening of bids, may be cause for rejection of the bid.
     (b) The bidder shall furnish a bid guarantee in the form of a firm commitment, e.g., bid bond supported by good and sufficient surety or sureties acceptable to the Government, postal money order, certified check, cashier’s check, irrevocable letter of credit, or, under Treasury Department regulations, certain bonds or notes of the United States. The Contracting Officer will return bid guarantees, other than bid bonds, (1) to unsuccessful bidders as soon as practicable after the opening of bids, and (2) to the successful bidder upon execution of contractual documents and bonds (including any necessary coinsurance or reinsurance agreements), as required by the bid as accepted.-
     (c) The amount of the bid guarantee shall be (20%) twenty percent of the bid price or $3,000,000.00, whichever is less.-
     (d) If the successful bidder, upon acceptance of its bid by the Government within the period specified for acceptance, fails to execute all contractual documents or furnish executed bond(s) within 10 days after receipt of the forms by the bidder, the Contracting Officer may terminate the contract for default.-

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     (e) In the event the contract is terminated for default, the bidder is liable for any cost of acquiring the work that exceeds the amount of its bid, and the bid guarantee is available to offset the difference.
(End of clause)
52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)
This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the fill text of a clause may be accessed electronically at this/these address(es):
http://www. arnet.gov/far
http://farsite.hill. afmil/
http://dtic.mil/dfars
(End of clause)
252.236-7001 CONTRACT DRAWINGS AND SPECIFICATIONS (AUG 2000)
     (a) The Government will provide to the Contractor, without charge, one set of contract drawings and specifications, except publications incorporated into the technical provisions by reference, in electronic or paper media as chosen by the Contracting Officer
     (b) The Contractor shall-
     (1) Check all drawings furnished immediately upon receipt;
     (2) Compare all drawings and verify the figures before laying out the work;
     (3) Promptly notify the Contracting Officer of any discrepancies;
     (4) Be responsible for any errors that might have been avoided by complying with this paragraph (b);
     (5) Reproduce and print contract drawings and specifications as needed.
     (c) In general—
     (1) Large-scale drawings shall govern small-scale drawings; and
     (2) The Contractor shall follow figures marked on drawings in preference to scale measurements,
     (d) Omissions from the drawings or specifications or the misdescription of details of work that are manifestly necessary to carry out the intent of the drawings and specifications, or that are customarily performed, shall not relieve the Contractor from performing such omitted or misdescribed details of the work. The Contractor shall perform such details as if fully and correctly set forth and described in the drawings and specifications.
     (e) The work shall conform to the specifications and the contract drawings identified on the following index of drawings:
Title: US AMRIID Replacement Facility
(End of clause)

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INFORMATIONAL TEXT
EQUIPMENT OWNERSHIP AND OPERATING EXPENSE SCHEDULE
     (a) This clause does not apply to terminations. See 52.249-5000, Basis for settlement of proposals and FAR Part 49.
     (b) Allowable cost for construction and marine plant and equipment in sound workable conditions owned or controlled and furnished by a contractor or subcontractor at any tier shall be based on actual costs data for each piece of equipment or groups of similar serial and services for which the government can determine both ownership and operating costs from the contractor’s accounting records. When both ownership and operating costs cannot be determined for any piece of equipment or groups of similar serial or series equipment from the contractor’s accounting records, costs for that equipment shall be based upon the applicable provisions of EP1110-1-8 Construction Equipment Ownership and Operating Expenses Schedule, Region East. Working conditions shall be considered to be average for determining equipment rates using the schedule unless specified otherwise by the contracting officer. For equipment not included in the schedule, rates for comparable pieces of equipment may be used or a rate may be developed using the formula provided in the schedule. For forward pricing, the schedule in effect at the time of negotiations shall apply. For retroactive pricing, the schedule in effect at the time the work was performed shall apply.
     (c) Equipment rental costs are allowable, subject to the provisions of FAR 31.105(d)(ii) and FAR 31.205-36. Rates for equipment rented from an organization under common control, lease-purchase arrangements, and sale-leaseback arrangements, will be determined using the schedule, except that actual rates will be used for equipment leased from an organization under common control that has an established proactive of leasing the same or similar equipment to unaffiliated lessees.
     (d) When actual equipment costs are proposed and the total amount of the pricing action exceeds the small purchase threshold, the contracting officer shall request the contractor to submit either certified cost or pricing data, or partial/limited data, as appropriate. The data shall be submitted on Standard Form 1411, Contract Pricing Proposal Cover Sheet.
(End of Clause)
CENAB-CT/SEP 95
(EFARS 52.231-4084)
(was 52.231-5000)
BASIS FOR SETTLEMENT OF PROPOSALS (EFARS 52.249-5000)
Actual costs will be used to determine equipment costs for a settlement proposal submitted on the total cost basis under FAR 49.206-2(b). In evaluating a terminations settlement proposal using the total cost basis, the following principals will be applied to determine allowable equipment costs:
     (1) Actual costs for each piece of equipment, or groups of similar serial or series equipment, need not be available in the contractor’s accounting records to determine total actual equipment costs.
     (2) If equipment costs have been allocated to a contract using predetermined rates, those charges will be adjusted to actual costs.
     (3) Recorded job costs adjusted for unallowable and unallowable expenses will be used to determine equipment operating expenses.

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     (4) Ownership costs (depreciation) will be determined using the contractor’s depreciation schedule (subject to the provisions of FAR 31.205-11).
     (5) License, taxes, storage and insurance costs age normally recovered as an indirect expense and unless the contractor charges these costs directly to contracts, they will be recovered through the indirect expense rate.
End of Clause
CENAB-CT-Sep 95
(was 52.249-4083)
SECURITY LANGUAGE FOR UNCLASSIFIED CONTRACTS
All Contractor employees (U.S. citizens and Non- U.S. citizens) working under this contract (to include grants, cooperative agreements and task orders) who require access to Automated Information Systems (AIS), (stand alone computers, network computers/systems, e-mail) shall, at a minimum, be designated into an ADP-III position (non- sensitive) in accordance with DoD 5220-22-R, Industrial Security Regulation. The investigative requirements for an ADP-III position are a favorable National Agency Check (NAC), SF-85P, Public Trust Position. The contractor shall have each applicable employee complete a SF-85P and submit to the Security Officer, Baltimore District, Corps of Engineers, P.O. Box 1715, Baltimore, MD 2120:3-1715 within three (3) working days after award of any contract or task order, and shall be submitted prior to the individual being permitted access to an AIS. Contractors that have a commercial or government entity (CAGE) Code and Facility Security Clearance through the Defense Security Service shall process the NACs and forward visit requests/results of NAC to Security Officer, Baltimore District, Corps of Engineers, P. O. Box 1715, Baltimore, MD 21203-1715. For those contractors that do not have a CAGE Code or Facility Security Clearance, the Security Office, Baltimore District, Corps of Engineers, will process the investigation in coordination with the Contractor and contract employees.
In accordance with Engineering Regulation, ER 380-1-18, Section 4, foreign nationals who work on Corps of Engineers’ contracts or task orders shall be approved by the HQUSACE Foreign Disclosure Officer or higher before beginning work on the contract/task order. This regulation includes subcontractor employees. (NOTE: exceptions to the above requirement include foreign nationals who perform janitorial and/or ground maintenance services.) The contractor shall submit to the Division/District Contract Office, the names of all foreign nationals proposed for performance under this contract/task order, along with documentation to verify that he/she was legally admitted into the United States and has authority to work and/or go to school in the US. Such documentation may include a US passport, Certificate of US citizenship (INS Form N-560 or N-561), Certificate of Naturalization (INS Form N-550 or N-570), foreign passport with I-551 stamp or attached INS Form I-94 indicating employment authorization, Alien Registration Receipt Card with photograph (INS Form I-151 or I-551), Temporary Resident Card (INS Form I-688), Employment Authorization Card (INS Form I-688A), Reentry Permit (INS Form I-327), Refugee Travel Document (INS Form I-571), Employment Authorization Document issued by the INS which contains a photograph (INS Form I-688B).
Note: Classified contracts require the issuance of a DD Form 254 (Department of Defense Contract Security Classification Specification).
(Feb 03)
Display of Hotline Poster(s) (Dec 2007)
     (a) Definition.
     “United States,” as used in this clause, means the 50 States, the District of Columbia, and outlying areas.

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     (b) Display of fraud hotline poster(s). Except as provided in paragraph (c)—
     (1) During contract performance in the United States, the Contractor shall prominently display in common work areas within business segments performing work under this contract and at contract work sites—
     (i) Any agency fraud hotline poster or Department of Homeland Security (DHS) fraud hotline poster identified in paragraph (b)(3) of this clause; and
     (ii) Any DHS fraud hotline poster subsequently identified by the Contracting Officer.
     (2) Additionally, if the Contractor maintains a company website as a method of providing information to employees, the Contractor shall display an electronic version of the poster(s) at the website.
     (3) Any required posters may be obtained as follows:
          http://www.dodig.osd.mil/HOTLTNE/hotline7.htm
     (i) Appropriate agency name(s) and/or title of applicable Department of Homeland Security fraud hotline poster); and
     (ii) The website(s) or other contact information for obtaining the poster(s).)
     (c) If the Contractor has implemented a business ethics and conduct awareness program, including a reporting mechanism, such as a hotline poster, then the Contractor need not display any agency fraud hotline posters as required in paragraph (b) of this clause, other than any required DHS posters.
     (d) Subcontracts. The Contractor shall include the substance of this clause, including this paragraph (d), in all subcontracts that exceed $5,000,000, except when the subcontract—
     (1) Is for the acquisition of a commercial item; or
     (2) Is performed entirely outside the United States.
(End of clause)
FAR 52.203-14

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Section 00800 — Special Contract Requirements
ACCOUNTING AND APPROPRIATION DATA
AA: 97 NA 2007 0500.1401 El 2007 08 8012 10758359000 18020 3230 SLG5LG
AMOUNT: $333,000,000.00
CIN 000000000000000000000000000000: $333,000,000.00
CLAUSES INCORPORATED BY REFERENCE

52.236-1	Performance of Work by the Contractor	APR 1984
52.242-14	Suspension of Work	APR 1984
52.246-12	Inspection of Construction	AUG 1996
52.246-21	Warranty of Construction	MAR 1994
252.201-7000	Contracting Officer’s Representative	DEC 1991
CLAUSES INCORPORATED BY FULL TEXT
52.211-10 COMMENCEMENT, PROSECUTION, AND COMPLETION OF WORK (APR 1984)
The Contractor shall be required to (a) commence work under this contract within 10 calendar days after the date the Contractor receives the notice to proceed, (b) prosecute the work diligently, and (c) complete the entire work ready for use not later than 1,825 calendar days after receipt of Notice to Proceed. The time stated for completion shall include final cleanup of the premises.
(End of clause)
52.211-12 LIQUIDATED DAMAGES—CONSTRUCTION (SEP 2000)
     (a) If the Contractor fails to complete the work within the time specified in the contract, the Contractor shall pay liquidated damages to the Government in the amount of $l6.633.00 [Contracting Officer insert amount] for each calendar day of delay until the work is completed or accepted.
     (b) If the Government terminates the Contractor’s right to proceed, liquidated damages will continue to accrue until the work is completed. These liquidated damages are in addition to excess costs of repurchase under the Termination clause.
(End of clause)
252.232-7007 LIMITATION OF GOVERNMENT’S OBLIGATION (MAY 2006) — ALTERNATE I (MAY 2006)

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     (a) Contract line item 0001 is incrementally funded. An allotment schedule is contained in paragraph (j) of this clause.
     (b) For item(s) identified in paragraph (a) of this clause, the Contractor agrees to perform up to the point at which the total amount payable by the Government, including reimbursement in the event of termination of those item(s) for the Government’s convenience, approximate the total amount currently allotted to the contract. The Contractor is not authorized to continue work on those item(s) beyond that point. The Government will not be obligated in any event to reimburse the Contractor in excess of the amount allotted to the contract for those item(s) regardless of any thing to the contrary in the clause entitled “TERMINATION FOR THE CONVENIENCE OF THE GOVERNMENT.” As used in this clause, the total amount payable by the Government in the event of termination of applicable contract line item(s) for convenience includes costs, profit and estimated termination settlement costs for those item(s).
     (c) Notwithstanding the dates specified in the allotment schedule in paragraph (j) of this clause, the Contractor will notify the Contracting Officer in writing at least ninety days prior to the date when, in the Contractor’s best judgment, the work will reach the point at which the total amount payable by the Government, including any costs for termination for convenience, will approximate 85 percent of the total amount then allotted to the contract for performance of the applicable item(s). The notification will state
     (1) the estimate date when that point will be reached and
     (2) an estimate of additional funding, if any, needed to continue performance of applicable line items up to the next scheduled date for allotment of funds identified in paragraph (I) of this clause, or to a mutually agreed upon substitute date.
The notification will also advise the Contracting Officer of the estimated amount of additional funds that will be required for the timely performance of the item(s) funded pursuant to this clause, for subsequent period as maybe specified in the allotment schedule in paragraph (j) of this clause, or otherwise agreed to by the parties. If after such notification additional funds are not allotment by the date identified in the Contractor’s notified, or by an agreed substitute date, the Contracting Officer will terminate any item(s) for which additional funds have not been allotted, pursuant to the clause of this contract entitle “TERMINATION FOR THE CONVENIENCE OF THE GOVERNMENT.”
     (d) additional funds are allotted for continued performance of the contract line item(s) identified in paragraph (a) of this clause, the parties will agree as to the period of contract performance which will be covered by the funds. The provisions of paragraph (b) through (d) of this clause will apply in like manner to the additional allotted funds and agreed substitute date, and the contract will be modified accordingly.
     (e) If, solely by reason of failure of the Government to allot additional funds, by the dates indicated below, in amounts sufficient for timely performance of the contract line item(s) identified in paragraph (a) of this clause, the Contractor incurs additional costs or is delayed in the performance of the work under this contract and if additional funds are allotted, an equitable adjustment will be made in the price or prices (including appropriate target, billing, and ceiling prices where applicable) of the item(s), or in the time of delivery, or both. Failure to agree to any such equitable adjustment hereunder will be a dispute concerning a question of fact within the meaning of the clause entitle “disputes.”
     (f) The Government may at any time prior to termination allot additional funds for the performance of the contract line item(s) identified in paragraph (a) of this clause.
     (g) The termination provisions of this clause do not limit the rights of the Government under the clause entitled “Default.” The provisions of this clause are limited to the work and allotment of funds for the contract line item(s) set forth in paragraph (a) of this clause. This clause no longer applies once the contract is fully

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funded except with regard to the rights or obligations of the parties concerning equitable adjustments negotiated under paragraphs (d) and (e) of this clause.
     (h) Nothing in this clause affects the right of the Government to terminate this contract pursuant to the clause of this contract entitled “Termination for Convenience of the Government.”
     (i) Nothing in this clause shall be construed as authorization of voluntary services whose acceptance is otherwise prohibited under 31 U.S.C. 1342.
     (j) The parties contemplate that the Government will allot funds to this contract in accordance with the following schedule:

On execution of contract:	$147,000,000.00
February 15 2009:	$186,000,000.00
January 15, 2010:	$94,000,000.00
January 15, 2011:	$115,000,000.00
January 15, 2012:	$10,000,000.00
(End of clause)
52.232-5002 CONTINUING CONTRACTS (ALTERNATE) (MAR l995)—EFARS
     (a) Funds are not available at the inception of this contract to cover the entire contract price. The sum of                      has been reserved for this contract and is available for payment to the contractor during the current fiscal year. It is expected that Congress will make appropriations for future fiscal years from which additional funds, together with funds provided by one or more non-federal project sponsors will be reserved for this contract. The liability of the United States for payments beyond the funds reserved for this contract is contingent on the reservation of additional funds.
     (b) Failure to make payments in excess of the amount currently reserved, or that nay be reserved form time to time, shall not be considered a breach of this contract, and shall not entitle the contractor to a price adjustment under the terms of this contract except as specifically provided in paragraphs (e) and (h) below.
     (c) The Government may at any time reserve additional funds for payments under- the contract if there are funds available for such purpose. The contracting officer will promptly notify the contractor of any additional funds reserved for the contract by issuing an administrative modification to the contract.
     (d) If earnings will be such that funds reserved for the contract will be exhausted before the end of any fiscal year, the contractor shall give written notice to the contracting officer of the estimated date of exhaustion and the amount of additional funds which will be needed to meet payments due or to become due under this contract during that fiscal year. This notice shall be given not less than 45 nor more than 60 days prior to the estimated date of exhaustion.
     (e) No payments will be made after exhaustion of funds except to the extent that additional funds are reserved for the contract. If and when sufficient additional funds are reserved, the contractor shall be entitled to simple interest on any payment that the contracting officer determines was actually earned under the terms of this

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contract and would have been made except for exhaustion of funds. Interest shall be computed from the time such payment would otherwise have been made until actually or constructively made, and shall be at the rate established by the Secretary of the Treasury pursuant to Public Law 92-41, 85 STAT 97, as in effect on the first day of the delay in such payment.
     (f) Any suspension, delay, or interruption of work arising from exhaustion or anticipated exhaustion of funds shall not constitute a breach of this contract and shall not entitle the contractor to any price adjustment under a “Suspension of Work” or similar clause or in any other manner under this contract.
     (g) An equitable adjustment in performance time shall be made for any increase in the time required for performance of any part of the work arising from exhaustion of funds or the reasonable anticipation of exhaustion of funds.
     (h) If, upon the expiration of sixty (60) days after the beginning of the fiscal year following an exhaustion of funds, the Government has failed to reserve sufficient additional funds to cover payments otherwise due, the contractor, by written notice delivered to the contracting officer at any time before such additional funds are reserved, may elect to treat his right to proceed with the work as having been terminated. Such a termination shall be at no cost to the Government, except that, to the extent that additional funds to make payment therefore are allocated to this contract, it may be treated as a termination for the convenience of the Government.
     (i) If at any time it becomes apparent that the funds reserved for any fiscal year are in excess of the funds required to meet all payments due or to become due the contractor because of work performed and to be performed under this contract during the fiscal year, the Government reserves the right, after notice to the contractor, to reduce said reservation by the amount of such excess.
     (j) The term “Reservation” means monies that have been set aside and made available for payments under this contract.
(End of clause)
INFORMATIONAL TEXT
END ITEMS OF SMALL BUSINESSES
Definition of End Item: An assembled whole system or equipment ready for its intended use. This definition is to assist in clarification of the clause 52.219-6, Notice of Total Small Business Set-Aside.
Clarification is also made of the provisions FAR 52.212-3 (Offeror Representations and Certifications — Commercial Items) (JAN 2005) or FAR 52.219-1 (Small Business Program Representations) (MAY 2004) when referring to the “Small Business Concern Representation.” If the small business assembles the system or equipment (even though the components are from large businesses), the small business can certify that, “it will furnish all end items which arc manufactured or produced by a small business concern in the United States.”
End of Clause
(CENAB-CT SEP 00)
(FAR 19.5)
(was 52.219-4081)
SUBMISSION OF INVOICES
     (a) Original invoices for services performed under the contract will be submitted to and payment will be made by:

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USACE FINANCE CENTER
ATTN: DISBURSING
5722 INTEGRITY DRIVE
MILLINGTON, TN 38054-5005
     (b) One copy of all invoices shall be forwarded to the following for review and certification:
Fort Detrick Integrated Program Office
1542 Porter Street
Fort Detrick, Maryland 21702
ATTN: Contracting Officer Representative
End of Clause
(CENAB-CT may 1992)
REQUIRED INSURANCE FOR GOVERNMENT INSTALLATION & DREDGING
Pursuant to the contract clause entitled, 52.228-5, Insurance — Work on a Government Installation or on Dredging projects (which ever applies), the contractor shall procure and maintain during the entire period of this performance under the contract the following minimum insurance:
COVERAGE FOR GOVERNMENT INSTALLATION

Type	Amount
Comprehensive General Liability	$500,000 per occurrence
Bodily injury or death

Motor Vehicle Liability (for each motor vehicle):	$200,000 per person
Bodily injury or death	$500,000 per occurrence

Property Damage:	$20,000 per occurrence
Workers’ Compensation and Employer Liability:	$100,000 per person
COVERAGE FOR DREDGING

Type	Amount
Comprehensive General Liability	$500,000 per occurrence
Bodily injury or death

Marine Liability —
Excess towers’ liability	$1,000,000 per occurrence
Excess protection and indemnity insurance	$1,000,000 per occurrence

Workers’ Compensation and Employer’s Liability:
(including Longshore & Harbor Workers’ Compensation)	$100,000 per person

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Workers’ Compensation and Employer’s Liability: Contractors are required to comply with applicable Federal and State workers’ compensation and occupational disease statutes. If occupational diseases are not compensable under those statutes, they shall be covered under the employer’s liability section of the insurance policy, except when contract operations are so commingled with a contractor’s commercial operations that it would not be practical to require this coverage. Employer’s liability coverage of at least $100,000 shall be required, except in States with exclusive or monopolistic funds that do not permit workers’ compensation to be written by private carriers.
Prior to the commencement of work hereunder, the Contractor shall furnish to the Contracting Officer a certificate or written statement of the above required insurance. The policies evidencing required insurance shall contain an endorsement to the effect that cancellation or any material change in policies adversely affecting the interests of the Government in such insurance shall not be effective for such period as may be prescribed by the laws of the State in which this contract is to be performed and in no event less than thirty (30) days after written notice thereof to the Contracting Officer.
The Contractor agrees to insert the substance of this clause, including this paragraph, in all subcontracts hereunder.
(CENAB-CT MAY 1992)
(FAR 28.307-2(a))
PROGRESS PAYMENT REQUEST
     (a) Update Progress Schedule or Network Analysis another information required by SECTION: administration requirements of the SPECIAL CLAUSES.
     (b) Certified payroll records and required by the Contract clause entitled PAYROLLS AND BASIC RECORDS.
     (c) Certification that the as-built drawings have been updated and jointly reviewed by Government and contractor representative for the month that payment is requested as required by SECTION: AS-BUILT DRAWINGS of the SPECIAL CLASSES.
     (d) Copies of invoices for materials stored on-site that have not yet been incorporated into the work, but for which payment is requested. Original of each shall be submitted to the Contracting Officer and a duplicate copy sent to the address given in (g) below.
     (e) Minutes of monthly safety meeting as required by Section 1 of EM 385-1-I, Corps of Engineers Safety and Health Requirements Manual, (latest revision).
     (f) Certification as required by the Contract Clause entitled PAYMENTS UNDER FIXED-PRICE CONSTRUCTION CONTRACTS (far 52.0232-005 APR 1989). Original shall be submitted to the Contracting Officer and one copy sent to the address give in (g) below.
     (g) Address for direct transmission of invoices and certification:
Finance and Accounting Office
Department of the Army
Baltimore District, Corps of Engineers
P.O. Box 1715
Baltimore, Maryland 21203-1715
End of Clause
(was 022-4020)

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SUMMARY FOR THE PAYMENT OFFICE
All modifications will provide sufficient information to permit the paying office to readily identify the changes for each Contract Line Item (CLIN) and SubCLIN item as follows:
     (a) The amount of funds obligated by prior contract actions, to include the total cost and fee if a cost-type contract; the target fee at time of contract award if a cost-plus-incentive-fee contract; the base fee if a cost-plus-award-fee contract; or the target price and target profit if a fixed-price incentive contract;
     (b) The amount of funds obligated or deobligated by the instant modification, categorized by the types of contracts specified in paragraph (a) of this section; and
     (c) The total cumulative amount of obligated or deobligated funds, categorized by the types of contracts specified in paragraph (a) of this section.
End of Clause
(was 52.232-4131)
EVALUATION OF CONTRACTOR PERFORMANCE
As a minimum, the contractor’s performance will be evaluated upon final acceptance of the work. However, interim evaluation may be prepared at any time during the contract performance when determined to be in the best interest of the Government.
The format for the evaluation will be DD 2626, and the contractor will be rated either outstanding, satisfactory, or unsatisfactory in the areas of Contractor Quality Control, Timely Performance, Effectiveness of Management, Compliance with Labor Standards, and Compliance with Safety Standards. The contractor will be advised of any unsatisfactory rating either in an individual element or in the overall rating prior to completing the evaluation, and all contractor comments will be made a part of the official record. Performance Evaluation Reports will be available to all DOD Contracting Offices for their future use in determining contractor responsibility.
End of Clause
(CENAB-CT JUN 1996)
(FAR 36.201)
(was 52.236-4000)
SAFETY ASSURANCE
Preconstruction Safety Meeting: Representatives of the Contractor shall meet with the Contracting Officer or his/her representative(s) prior to the start of repair, alteration or construction activities for the purpose of reviewing the Contractor’s safety and health programs and discussing implementation of all safety and health provisions pertinent to the work to be performed under the contract. The Contractor shall be prepared to discuss, in detail, the measures he/she intends to take in order to control any unsafe or unhealthy conditions associated with the work to be performed under the contract. This meeting may be held in conjunction with the preconstruction conference, if so directed by the Contracting Officer. The conduct of this meeting is not contingent upon a general preconstruction meeting. The level of detail for the safety meeting is dependent upon the nature of the work and the potential inherent hazards. The Contractor’s principal on-site representative(s) shall attend this meeting.
Compliance with Regulations: All work, including the handling of hazardous materials or the disturbance or dismantling of hazardous materials or the disturbance or dismantling of structures containing hazardous materials shall comply with the applicable requirements of 20 CFR 1926/1910. Work involving the disturbance or dismantling

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of asbestos or asbestos containing materials, the demolition of structures containing asbestos, and/or the disposal and removal of asbestos, shall also comply with the requirements of 40 CFR, Part 61, Subparts A and B, ETL 1110-1-118 and DA Circular 40-83-4. All work shall comply with applicable state and municipal safety and health requirements. Where there is a conflict between applicable regulations, the most stringent shall apply.
Contractor Responsibility:
     (a) The Contractor shall assume full responsibility and liability for compliance with all applicable regulations pertaining to the health and safety of personnel during the execution of work, and shall hold the Government harmless for any action on his part or that of his employees or subcontractors, which results in illness, injury, or death. Contractors are required to report any accidents and injuries to the Contracting Officer’s Representative within 24 hours of the accident. A written report (ENG 3394) shall be submitted within 72 hours of the accident to the Contracting Officer’s Representative.
     (b) The Contractor is subject to the safety and health standards of both the Occupational Safety and Health Act (OSHA) and the Corps of Engineers General Safety Requirements, EM 385-1-1. Implementation of OSHA provisions rests in the statutory requirement while compliance with EM 385-1-1 is a contractual matter.
     (c) The Contractor should review the accident-prevention clauses of the contract, the Corps of Engineers General Safety Requirements, EM 385-1-1, latest revision, referred to therein, and the special and technical provisions applicable to safety. The Contractor should assure himself that he has full knowledge of the personal protective equipment (including respiratory equipment) that must be provided workmen, and that he is familiar with medical surveillance and recordkeeping requirements and with the safety standards applicable to machinery and mechanized equipment, ladders and scaffolds, fire prevention and protection, stripping of concrete forms, cleanup and housekeeping and other safety measures for the prevention of accidents during construction.
Inspections, Tests, and Reports: The required inspections, tests, and reports made by the contractor, subcontractors, specially trained technicians, equipment manufacturers, and others as required, shall be at the contractor’s expense. These reports shall be furnished in accordance with the terms contained herein.
     a. MATERIALS AND EQUIPMENT: Special facilities, devices, equipment, clothing, and similar items used by the Contractor in the execution of work shall comply with the applicable regulations.
     b. HAZARDOUS MATERIALS: The Contractor shall bring to the attention of the Contracting Officer any material suspected of being hazardous which he encounters during execution of the work, A determination will be made by the Contracting Officer as to whether the Contractor shall perform tests to determine if the material is hazardous. If the Contracting Officer directs the contractor to perform tests, and/or if the material is found hazardous and additional protective measures are needed, a contract change may be required, subject to equitable adjustment under the terms of the contract.
End of Clause
(CENAB-CT MAY 1992)
(FAR 36.513)
(was 52.236-4038)
HEAD PROTECTION (HARD HATS)
The entire work area under this contract is designated as a hard hat area. The contractor shall post the area as per paragraph 05.D.01, EM 385-1-1, and shall insure that all contractor personnel, vendors, and visitors utilize hard hats within the project area.
End of Clause
(CENAB-CT-OCT 94)

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YEAR 2000 COMPLIANCE
     (1) The following applies to Supply, Service and Construction contracts:
     (a) In accordance with FAR 39.106, the contractor shall ensure that with respect to any design, construction, goods, or services under this contract as well as any subsequent task/delivery orders issued under this contract (if applicable), all information technology contained therein shall be Year 2000 compliant. Specifically the contractor shall:
          (1) Perform, maintain, and provide an inventory of all major components to include structures, equipment, items, parts, and furnishings under this contract and each task/delivery order which may be affected by the Y2K compliance requirement.
          (2) Indicate whether each component is currently Year 2000 compliant or requires an upgrade for compliance prior to government acceptance.
     (2) The following applies to Architect-Engineering contracts:
     (a) The Architect/Engineer (A-E) shall insure that hardware, firmware, software, and information technology systems separately or in combination with each other or other elements specified in the documents developed under this contract shall be year 2000 compliant in accordance with FAR 39.106.
End of Clause
(CENAB-CT SEP 1998)
(FAR 39.105)
(was 52.239-4100)
TESTING LABORATORIES
Testing is required to be performed by the Contractor as part of his Quality Control program to verify contract compliance. This Quality Control Testing is to be conducted by a project or commercial laboratory which has been found adequate and qualified by a Corps of Engineers Division Laboratory Inspection team.
     (a) A composite listing of approved testing laboratories within the North Atlantic Division is available upon request. The Contractor should engage the services of a laboratory contained in the composite list. Contractors may obtain the list by calling (410) 962-3464.
     (b) The Contractor may engage the services of a laboratory other than those contained in the aforementioned list provided:
     (1) The Contractor identifies and proposes the unapproved laboratory a minimum of 90 days prior to the start of testing. This time is necessary to allow for scheduling an inspection by a Corps of Engineers Division Laboratory team. The time for Government inspection will not be the basis for an increase in the contract performance period.
     (2) All costs of Government inspection shall be the responsibility of the contractor.
     (3) The Contractor may request Government inspection and approval prior to award by forwarding a written request to:
     Commander, U.S. Army Engineer District Baltimore

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Attn: Chief, Quality Management Section
Construction Division
P.O. Box 1715
Baltimore, MD 21203-1715
End of Clause
(CENAB-CO FEB 1995)
(FAR 46.000)
(was 52.246-4003)
PARTNERING
In order to most effectively accomplish this contract, the Government proposes to form a partnership with the Contractor to develop a cohesive building team. It is anticipated that this partnership would involve the Corps of Engineers, the Directorate of Environmental and Master Planning, the Contractor, primary subcontractors and the designers. This partnership would strive to develop a cooperative management team drawing on the strengths of each team member in an effort to achieve a quality project within budget and on schedule. This partnership would be bilateral in membership and participation will be totally voluntary. Any cost associated with effectuating this partnership, excluding travel and lodging cost of Government personnel, will be borne by the Contractor. The partnering meetings shall be held in accordance with each individual task order.
(End of Clause)
WAGE DETERMINATION
     If a U.S. Department of Labor Wage Determination, has been included, it is titled: General Wage Decision No MD080009, dated 18 July 2008, with all current modifications. For Construction contracts the wage rate is an attachment located at the end of Section 00800. For Supply, Service and A-E contracts the wage rate is an attachment located in Section J.
     If a U.S. Department of Labor Wage Determination has not been included, it should be added by amendment prior to the date set for receipt of bids/proposals.
     In the event a Department of Labor Wage Rates has not been attached to this contract, neither the contractor nor any subcontractor under the contract shall pay any of his employees performing work under the contract (regardless of whether they are service employees) less than minimum wage specified by Section 6(a)(1) of the Fair Labor Standards Act, as amended.
End of Clause
(was 0222-4020)
WAGE DETERMINATIONS
WAGE DETERMINATION DECISION
OF THE SECRETARY OF LABOR
The following wage determination will be used to conform with the requirements of the Davis- Bacon Act (40 U.S.C. 276a to 276a-7) of the Contract Clauses*:

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WAGE DETERMINATION DECISION
OF THE SECRETARY OF LABOR
The following wage determination will be used to conform with the requirements of the Davis- Bacon Act (40 U.S.C. 276a to 276a-7) of the Contract Clauses*:
Decision No. MD080009 dated December 19, 2008

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*	WAGE DETERMINATIONS: The provisions of the Davis-Bacon Act also apply to employees who work at off-site facilities such as batch plants, rock quarries, sand pits, and the like, which are setup exclusively to furnish material to the on-site construction site. Accordingly, contractors are required to maintain complete records on such employees. However, operations of a “commercial supplies” or “material-man” established in proximity to but not on the actual site of work prior to the opening of bids are not covered by the Act even if dedicated exclusively to the Federal project for a time. (29 CFR 5.2 (1))
General Decision Number: MD080009 12/19/2008 MD9
Superseded General Decision Number: MD20070009
State: Maryland
Construction Type: Building
County: Frederick County in Maryland.
BUILDING CONSTRUCTION PROJECTS (Does not include single family homes and apartments up to and including 4 stories)

Modification Number	Publication Date
0	02/08/2008
1	05/02/2008
2	05/16/2008
3	07/18/2008
4	12/05/2008
5	12/19/2008

*	ASBE0024-00l 10/0 1/2008

	Rates	Fringes

Asbestos Worker/Heat and Frost Insulator

Includes the application of all insulating materials, protective coverings, coatings and finishes to all types of mechanical systems	$29.18	14.18

*	ASBE0024-005 10/01/2008

	Rates	Fringes

Fire Stop Technician	$22.85	6.59

Includes the application of materials or devices within or around penetrations and openings in all rated wall or floor assemblies, in order to prevent the passage of fire, smoke of other gases. The application includes all components involved in creating the rated barrier at perimeter slab edges and exterior cavities, the head of gypsum board or concrete walls, joints between rated wall or floor components, sealing

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of penetrating items and blank openings.

ELEC0024-00I 11/30/2008

	Rates	Fringes

Electricians	$32.15	5.25%+11.90

IRON000S-002 06/01/2008

From the water’s edge of point Look-Out, Maryland running in a straight line to the northeast City Limits and including Parole, Maryland; from there running in a straight line to the southern outskirts and excluding Laurel, Maryland; from there running in a straight line to the southern outskirts and excluding Frederick, Maryland; from there running in a straight line to the northwest City Limits and including Boonsboro, Maryland; from there running in a straight line to the southeast City Limits and excluding Charlestown, West Virginia; from there in a straight line to the southeast City Limits and excluding Winchester, Virginia; from there in a straight line to the northwest City Limits and including Front Royal, Virginia; from there in a straight line to the Culpeper County Line and encompassing the County of Culpeper.

	Rates	Fringes

Ironworkers, Structural and Sheeting	$27.83	12.595

IRON00L6-002 04/01/2008

From the water edge of Point Lookout, Maryland, from there running in a straight line to the Northeast City Limits and excluding Parole, Maryland, from there running in a straight line to the Southern outskirts and including Laurel, Maryland (Cherry Lane) from there running in a straight line to the Southern outskirts and including Frederick, Maryland, from there running in a straight line to the Northwest City Limits and excluding Boonesboro, Maryland, and from there in a straight line running to the direction of Waynesboro, Pennsylvania, from there in a straight line to Holtwood, Pennsylvania, from Holtwood to the Northeast Shore of Conowingo, from Conowingo to Port Deposit, from Port Deposit using the halfway point between Local #451 and Local #16. Offshore drilling or construction projects 100 miles from coastal line of Maryland.

	Rates	Fringes

Ironworker, reinforcing and structural	$26.73	14.10

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	Rates	Fringes

Sheeters	$26.98	14.10

IRON020I -002 05/01/2008

From the water’s edge of Point Look Out, Maryland, running in a straight line to the northeast City Limits and including Parole, Maryland; from there running in a straight line to the southern outskirts and excluding Laurel, Maryland; from there running in a straight line to the southern outskirts and excluding Frederick, Maryland; from there running in a straight line to the northwest City Limits and including Boonsboro, Maryland; from there running in a straight line to the southeast City Limits and excluding Charlestown, West Virginia; from there in a straight line to the southeast City Limits and excluding Winchester, Virginia; from there in a straight line to northwest City Limits and including Front Royal, Virginia; from there in a straight line to the Culpeper County Line and encompassing the County of Culpeper.

	Rates	Fringes

Ironworker (Reinforcing)	$26.15	12.08

SUMD1999-003 04/07/1999

	Rates	Fringes

BRICKLAYER	$14.74	.81

Carpenters (Including Drywall Hanging and Acoustical Ceiling-Installation)	$12.89	2.71

Cement Mason/Concrete Finisher	$15.12	3.06

FENCE ERECTOR	$10.28	.85

Glaziers	$13.60	.99

Laborers:
Mason Tenders, Brick	$8.37	.81
Unskilled	$9.29	2.81

Painters:
Brush and Roller	$11.35
Drywall Finishers	$13.28	.80

Pipefitters (Including HVAC Pipe Work)	$12.21	3.20

Plasterer	$13.44	.53

Plumbers	$12.13	2.04

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	Rates	Fringes

Power equipment operators:
Backhoes	$11.31	2.33
Bulldozers	$13.00	1.21
Graders	$11.00	.32
Loaders	$15.25
Rollers	$12.00	1.68

Roofers	$13.96	2.41

Sheet Metal Worker (Including HVAC Duct Work)	$14.82	2.85

Sprinkler Fitters	$12.90	1.15

Truck Driver, Dump	$10.00	1.40

WELDERS — Receive rate prescribed for craft performing operation to which welding is incidental.

Unlisted classifications needed for work not included within the scope of the classifications listed may be added after award only as provided in the labor standards contract clauses (29CFR 5.5 (a) (1) (ii)).

In the listing above, the ‘SU” designation means that rates listed under the identifier do not reflect collectively bargained wage and fringe benefit rates. Other designations indicate unions whose rates have been determined to be prevailing.

WAGE DETERMINATION APPEALS PROCESS

(1)	Has there been an initial Decision in the matter? This can be:

*	an existing published wage determination

*	a survey underlying a wage determination

*	a Wage and Hour Division letter setting forth a position on a wage determination matter

*	a conformance (additional classification and rate) ruling
On survey related matters, initial contact, including requests for summaries of surveys, should be with the Wage and Hour Regional Office for the area in which the survey was conducted because those Regional Offices have responsibility for the Davis-Bacon survey program. If the response from this initial contact is not satisfactory, then the process described in 2.) and 3.) should be followed.

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With regard to any other matter not yet ripe for the formal process described here, initial contact should be with the Branch of Construction Wage Determinations, Write to:
Branch of Construction Wage Determinations
Wage and Hour Division
US. Department of Labor
200 Constitution Avenue, N.W.
Washington, DC 20210
     (2) If the answer to the question in 1.) is yes, then an interested party (those affected by the action) can request review and reconsideration from the Wage and Hour Administrator (See 29 CFR Part 1.8 and 29 CFR Part 7). Write to:
Wage and Hour Administrator
U.S. Department of Labor
200 Constitution Avenue, N.W.
Washington, DC 20210
The request should be accompanied by a Mi statement of the interested party’s position and by any information (wage payment data, project description, area practice material, etc.) that the requestor considers relevant to the issue.
     (3) If the Decision of the Administrator is not favorable, an interested party may appeal directly to the Administrative Review Board (formerly the Wage Appeals Board). Write to:
Administrative Review Board
U.S. Department of Labor
200 Constitution Avenue, N.W.
Washington, DC 20210
     (4) All Decisions by the Administrative Review Board are final.
     END OF GENERAL DECISION